UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10157
                                   ---------

                             FRANKLIN GLOBAL TRUST
                             ---------------------
              (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                 -----------------------------------------------
              (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:(650) 312-2000
                                                    -------------

Date of fiscal year end: 7/31
                         ----

Date of reporting period: 1/31/08
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


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                                     [LOGO]

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                                       FGT
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                                      FUNDS
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                                SEMIANNUAL REPORT

                                   ----------

                                JANUARY 31, 2008

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                              --------------------
                                    Fiduciary
                              --------------------
                                      Trust
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                                  International
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

Contents

SEMIANNUAL REPORT

President's Message ......................................................    1

Economic and Market Overview .............................................    2

Fiduciary Large Capitalization Growth and Income Fund ....................    4

Fiduciary Small Capitalization Equity Fund ...............................    9

Financial Highlights and Statements of Investments .......................   14

Financial Statements .....................................................   22

Notes to Financial Statements ............................................   25

Shareholder Information ..................................................   32

--------------------------------------------------------------------------------

Semiannual Report

President's Message

Dear Shareholder:

I am pleased to present the enclosed FGT Funds' semiannual report covering the period ended January 31, 2008. In each Fund report, the Fund's portfolio managers discuss market conditions and Fund performance. A complete list of each Fund's holdings, as well as the financial statements, is included in the semiannual report.

/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
President and Chief Executive Officer - Investment Management
Franklin Global Trust

-----------------------------------------------------
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-----------------------------------------------------


                                                           Semiannual Report | 1

Economic and Market Overview

During the six months ended January 31, 2008, the U.S. economy slowed. Gross domestic product (GDP) grew an annualized 4.9% in the third quarter of 2007 despite a struggling housing market and the abrupt unraveling of the subprime mortgage market. Increased federal defense spending, accelerating exports, declining imports, nonresidential construction and greater business inventory investment supported growth. However, the housing downturn negatively affected the overall economy by fourth quarter 2007 as credit conditions worsened and the pace of consumer spending slowed. GDP growth fell to an estimated 0.6% annualized rate mainly due to decelerating inventory investment, exports and federal government spending.

The unemployment rate increased from 4.7% at the beginning of the period to 4.9% in January 2008. 1 Consumer confidence declined and remained fragile largely due to rising mortgage and fuel costs, falling home prices and a weaker job market. Volatile oil prices reached a historical high in early January, topping $100 per barrel, before retreating to $92 by period-end. For the 12 months ended January 31, 2008, the core Consumer Price Index (CPI), which excludes food and energy costs, rose 2.5%, which was higher than its 10-year average rate. 1

Faced with a deepening housing contraction and stressed financial markets, the Federal Reserve Board made several expected and unexpected cuts to the federal funds target rate during the period, including 125 basis points in January. Overall, the federal funds target rate fell 225 basis points from 5.25% to 3.00%. As investors fled riskier, poorer-performing assets, U.S. Treasuries rallied and the 10-year Treasury note yield fell from 4.78% at the beginning of the period to 3.67% on January 31, 2008.

1. Source: Bureau of Labor Statistics.


2 | Semiannual Report

Stock markets were volatile during the period mainly due to investor concerns about slowing economic growth. The major stock indexes recovered from a late-summer sell-off and a November correction, but dropped to new lows in January. The blue chip stocks of the Dow Jones Industrial Average had a six-month total return of -3.06%, while the broader Standard & Poor's 500 Index (S&P 500) had a -4.32% return, and the technology-heavy NASDAQ Composite Index had a -5.83% return. 2 The utilities, consumer staples and materials sectors performed relatively well. Large-capitalization stocks generally outperformed small caps, and growth stocks fared better than their value counterparts.

2. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JANUARY 31, 2008, THE END OF THE REPORTING PERIOD. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                                                           Semiannual Report | 3

Fiduciary Large Capitalization
Growth and Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Fiduciary Large Capitalization Growth and Income Fund seeks long-term growth of principal and income through investing at least 80% of its net assets in large capitalization companies with market capitalizations of more than $5 billion, or that are within the top 50% of the Russell 1000(R) Index, at the time of purchase. 1 The Fund attempts to keep taxable capital gains distributions relatively low.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.
--------------------------------------------------------------------------------

This semiannual report for Fiduciary Large Capitalization Growth and Income Fund covers the period ended January 31, 2008.

PERFORMANCE OVERVIEW

Fiduciary Large Capitalization Growth and Income Fund had a cumulative total return of -2.61% for the six months ended January 31, 2008. The Fund outperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which had -4.32% return during the same period. 2

INVESTMENT STRATEGY

We are research-driven, fundamental investors, pursuing a blend of growth and value strategies. We use a top-down analysis of macroeconomic trends, market sectors (with some attention to the sector weightings in the Fund's comparative index) and industries combined with a bottom-up analysis of individual securities. In selecting investments for the Fund, we look for companies we believe are positioned for growth in revenues, earnings or assets, and are selling at reasonable prices. We employ a thematic approach to identify sectors that may benefit from longer dynamic growth. Within these sectors, we consider the basic financial and operating strength and quality of a company and company management. The Fund, from time to time, may have significant positions in particular sectors such as technology or industrials. We also seek to identify companies that we believe are temporarily out of favor with investors, but have a good intermediate- or long-term outlook.

1. The Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000(R) Index, which represent approximately 92% of total market capitalization of the Russell 3000 Index.

2. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 15.


4 | Semiannual Report

MANAGER'S DISCUSSION

During the six months under review, the Fund's outperformance relative to its benchmark, the S&P 500, was mainly due to individual stock selection and, to a lesser degree, sector allocation decisions. In particular, global food product conglomerate Nestle (not an index component), supplemental life and health insurer Aflac and financial services firm Merrill Lynch were among the top three contributors on absolute and relative bases. Nestle and Aflac benefited from overseas growth, as Switzerland-based Nestle extended its global influence as the number-one food product maker while Aflac conducted approximately 70% of its business in Japan. Merrill Lynch, on the other hand, benefited from an internal restructuring plan which included the replacement of its chief executive officer
(CEO) in 2007.

Some of the greatest detractors from Fund returns included dominant network equipment provider Cisco Systems, Japanese construction equipment manufacturer Komatsu, and Schlumberger, one of the world's largest oil and gas field services companies. Cisco shares struggled following comments from CEO John Chambers that hinted at the possible negative effects of a weakening 2008 business environment and its subsequent impact on Cisco. Komatsu and Schlumberger, which performed solidly for calendar year 2007 as a whole, fared poorly during the six-month period partly due to investor concerns over potentially reduced earnings amid a decelerating economy.

On a sector basis, the Fund's relative returns during the six-month period benefited most from financials, telecommunication services and consumer staples sector investments. 3 On the other hand, a lack of materials and utilities sector investments hurt our overall results and were the largest detractors relative to the S&P 500 as both sectors performed well.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended January 31, 2008, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portion of the portfolio's investments in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

3. The financials sector comprises capital markets, insurance and real estate investment trusts in the SOI. The telecommunication services sector comprises diversified telecommunication services in the SOI. The consumer staples sector comprises beverages, food and staples retailing, and food products in the SOI.

--------------------------------------------------------------------------------
MAIN RISKS
--------------------------------------------------------------------------------
While stocks have historically outperformed other asset classes over the long term, they tend to fluctuate more dramatically over the short term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. The Fund may invest in stocks of foreign companies, which involve special risks, including currency fluctuations and economic as well as political uncertainty. The Fund's portfolio includes technology stocks, a sector that has been one of the most volatile and involves special risks. The Fund's prospectus also includes a description of the main investment risks.
--------------------------------------------------------------------------------


                                                           Semiannual Report | 5

PORTFOLIO BREAKDOWN
Fiduciary Large Capitalization
Growth and Income Fund
1/31/08

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
Communications Equipment                                                   12.8%
--------------------------------------------------------------------------------
Insurance                                                                   9.6%
--------------------------------------------------------------------------------
Machinery                                                                   9.3%
--------------------------------------------------------------------------------
Pharmaceuticals                                                             8.7%
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                 8.0%
--------------------------------------------------------------------------------
Aerospace & Defense                                                         6.0%
--------------------------------------------------------------------------------
Energy Equipment & Services                                                 5.4%
--------------------------------------------------------------------------------
Media                                                                       4.1%
--------------------------------------------------------------------------------
Food Products                                                               3.2%
--------------------------------------------------------------------------------
Diversified Telecommunication Services                                      3.1%
--------------------------------------------------------------------------------
Beverages                                                                   3.0%
--------------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment                                    2.8%
--------------------------------------------------------------------------------
Food & Staples Retailing                                                    2.8%
--------------------------------------------------------------------------------
Industrial Conglomerates                                                    2.6%
--------------------------------------------------------------------------------
Capital Markets                                                             2.4%
--------------------------------------------------------------------------------
Other                                                                       2.8%
--------------------------------------------------------------------------------
Short-Term Investments & Other Net Assets                                  13.4%
--------------------------------------------------------------------------------

Thank you for your continued participation in Fiduciary Large Capitalization Growth and Income Fund. We look forward to serving your future investment needs.

/s/ S. Mackintosh Pulsifer

S. Mackintosh Pulsifer
Vice President of Franklin Templeton Institutional, LLC (FT Institutional)

/s/ Kenneth J. Siegel

Kenneth J. Siegel
Vice President of FT Institutional

Portfolio Management Team
Fiduciary Large Capitalization Growth and Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JANUARY 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Semiannual Report

Your Fund's Expenses

FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                           Semiannual Report | 7

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------
                                             BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                               VALUE 8/1/07       VALUE 1/31/08   PERIOD* 8/1/07-1/31/08
---------------------------------------------------------------------------------------------------------
Actual                                            $1,000           $  973.90              $5.01
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000           $1,020.06              $5.13
----------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


8 | Semiannual Report

Fiduciary Small Capitalization Equity Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Fiduciary Small Capitalization Equity Fund seeks growth of principal through investing at least 80% of its net assets in marketable equity and equity-related securities of small capitalization companies with market capitalizations not exceeding $2 billion or the highest market capitalization in the Russell 2000(R) Index, whichever is greater, at the time of purchase. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.
--------------------------------------------------------------------------------

This semiannual report for Fiduciary Small Capitalization Equity Fund covers the period ended January 31, 2008.

PERFORMANCE OVERVIEW

Fiduciary Small Capitalization Equity Fund had a -8.79% total return for the six months ended January 31, 2008. The Fund underperformed its benchmark, the Russell 2000 Growth Index, which had a -6.20% total return during the same period. 2

INVESTMENT STRATEGY

Our U.S. small cap growth equity process is based on the application of a disciplined bottom-up methodology. We believe that a diversified small cap equity portfolio focused on companies we regard as having significant earnings growth potential, managed within a disciplined framework of active sector selection and valuation analysis, can provide long-term capital appreciation. We seek companies that possess a relatively high rate of return on invested capital and may offer the potential for accelerating earnings growth as they can offer an opportunity to participate in new products, services and technologies.

1. The Russell 2000 Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represent approximately 8% of total market capitalization of the Russell 3000 Index.

2. Source: Standard & Poor's Micropal. The Russell 2000 Growth Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.


                                                           Semiannual Report | 9

--------------------------------------------------------------------------------
MAIN RISKS
--------------------------------------------------------------------------------
The Fund's investments in smaller-company stocks involve certain risks as such stocks have exhibited greater price volatility than larger-company stocks, particularly over the short term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. The Fund may invest in stocks of foreign companies, which involve special risks, including currency fluctuations and economic as well as political uncertainty. The Fund's portfolio includes technology stocks, a sector that has been one of the most volatile and involves special risks. The Fund's prospectus also includes a description of the main investment risks.
--------------------------------------------------------------------------------

MANAGER'S DISCUSSION

During the six months under review, growth stocks outpaced value stocks, and small-cap growth stocks significantly underperformed their large-cap growth counterparts. Large-cap growth stocks, as measured by the Russell 1000(R) Growth Index, returned -3.15% for the six months ended January 31, 2008, compared with a -6.20% total return for the Russell 2000 Growth Index for the same period. 3 In terms of style, growth outperformed value as the Russell 2000 Value Index returned -8.89% for the six months under review. 4

In this reporting period, Fund performance relative to the Russell 2000 Growth Index benefited from stock selection in the consumer discretionary and industrials sectors and overweighting in the capital markets industry of the financials sector. 5 A major contributor to performance within consumer discretionary, as well as for the portfolio as a whole, was Gaiam, a lifestyle media company and the leading distributor of fitness DVDs. The company reported strong third quarter revenue and earnings growth, and management's plans to grow its online subscription-based service was also positive for the stock. In the industrials sector, Teledyne Technologies, a manufacturer of electronic components, instruments and communications products used in the aerospace and defense industry, was a strong performer during the period. The company posted better-than-expected third quarter results, and management announced a solid outlook for its defense electronics and instruments business. Within capital markets, Investment Technology Group, a brokerage and trading technology services provider, benefited Fund performance. The company's stock rose after third quarter results exceeded expectations, driven primarily by its strong international operations.

However, the Fund also had some detractors from performance. Stock selection and overweighting in the information technology sector, as well as stock selection in the consumer staples and energy sectors, weighed on relative

3. Source: Standard & Poor's Micropal. The Russell 1000 Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of total market capitalization of the Russell 3000 Index. See footnote 2 for a description of the Russell 2000 Growth Index.

4. Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

5. The consumer discretionary sector comprises diversified consumer services; hotels, restaurants and leisure; household durables; Internet and catalog retail; media; specialty retail; and textiles, apparel and luxury goods in the SOI. The industrials sector comprises aerospace and defense, air freight and logistics, commercial services and supplies, and machinery in the SOI. The financials sector comprises capital markets, commercial banks, diversified financial services, and insurance in the SOI.


10 | Semiannual Report
performance during the review period. 6 In the information technology sector, Advanced Analogic Technologies, a power-management semiconductors supplier for mobile consumer electronic devices, negatively impacted the Fund. The company's third quarter earnings beat consensus estimates, and management raised its fourth quarter projections. Nevertheless, the stock declined sharply in December and January as economic concerns hurt semiconductor equipment companies. We took advantage of price weakness to add to the Fund's position in the stock. Within the consumer staples sector, Central Garden & Pet, a consumer lawn, garden and pet products supplier, hampered performance. The company faced continued weakness in its garden and pet businesses and reported disappointing fiscal fourth quarter results. We sold our position in the company by period-end. Independent oil refiner Western Refining was a major detractor from performance in the energy sector. The company fell short of earnings expectations, and management indicated that higher refinery operating costs will continue throughout 2008. We sold our position in the company in mid-October.

Thank you for your continued participation in Fiduciary Small Capitalization Equity Fund. We look forward to serving your future investment needs.

/s/ Alison J. Schatz

Alison J. Schatz, CFA
Portfolio Manager of Franklin Templeton Institutional, LLC
Fiduciary Small Capitalization Equity Fund

6. The information technology sector comprises communications equipment, computers and peripherals, electronic equipment and instruments, Internet software and services, semiconductors and semiconductor equipment, and software in the SOI. The consumer staples sector comprises food and staples retailing and food products in the SOI. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JANUARY 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN
Fiduciary Small Capitalization Equity Fund
1/31/08

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
--------------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment                                   12.0%
--------------------------------------------------------------------------------
Internet Software & Services                                                7.3%
--------------------------------------------------------------------------------
Capital Markets                                                             6.7%
--------------------------------------------------------------------------------
Commercial Services & Supplies                                              6.3%
--------------------------------------------------------------------------------
Communications Equipment                                                    5.4%
--------------------------------------------------------------------------------
Biotechnology                                                               4.4%
--------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods                                            4.1%
--------------------------------------------------------------------------------
Aerospace & Defense                                                         4.0%
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                 4.0%
--------------------------------------------------------------------------------
Health Care Technology                                                      3.9%
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                               3.6%
--------------------------------------------------------------------------------
Health Care Providers & Services                                            3.3%
--------------------------------------------------------------------------------
Electronic Equipment & Instruments                                          3.2%
--------------------------------------------------------------------------------
Insurance                                                                   3.0%
--------------------------------------------------------------------------------
Software                                                                    2.7%
--------------------------------------------------------------------------------
Internet & Catalog Retail                                                   2.3%
--------------------------------------------------------------------------------
Energy Equipment & Services                                                 2.1%
--------------------------------------------------------------------------------
Other                                                                      18.3%
--------------------------------------------------------------------------------
Short-Term Investments & Other Net Assets                                   3.4%
--------------------------------------------------------------------------------


                                                          Semiannual Report | 11

Your Fund's Expenses

FIDUCIARY SMALL CAPITALIZATION EQUITY FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


12 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                                 VALUE 8/1/07      VALUE 1/31/08   PERIOD* 8/1/07-1/31/08
----------------------------------------------------------------------------------------------------------
Actual                                              $ 1,000         $   912.10             $ 6.63
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $ 1,000         $ 1,018.20             $ 7.00
----------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month annualized expense ratio of 1.38%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                                                          Semiannual Report | 13

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND

                                                  -------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                  JANUARY 31, 2008                        YEAR ENDED JULY 31,
                                                   (UNAUDITED)            2007         2006        2005       2004      2003 g
                                                  -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........     $   7.28          $   6.63     $   7.15     $   6.77     $  5.91    $   5.65
                                                  -------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b  ...................         0.02              0.04         0.04         0.08        0.03        0.03
   Net realized and unrealized gains (losses)..        (0.18)             1.14         0.13         0.74        0.90        0.27
                                                  -------------------------------------------------------------------------------
Total from investment operations ..............        (0.16)             1.18         0.17         0.82        0.93        0.30
                                                  -------------------------------------------------------------------------------
Less distributions from:
   Net investment income ......................        (0.03)            (0.04)       (0.04)       (0.08)      (0.03)      (0.04)
   Net realized gains .........................        (0.59)            (0.49)       (0.65)       (0.36)      (0.04)         --
                                                  -------------------------------------------------------------------------------
Total distributions ...........................        (0.62)            (0.53)       (0.69)       (0.44)      (0.07)      (0.04)
                                                  -------------------------------------------------------------------------------
Redemption fees ...............................           --                -- f         --           --          --          --
                                                  -------------------------------------------------------------------------------
Net asset value, end of period ................     $   6.50          $   7.28     $   6.63     $   7.15     $  6.77    $   5.91
                                                  ===============================================================================

Total return c ................................        (2.61)%           18.27%        2.22%       12.38%      15.78%       5.30%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments
   by affiliates ..............................         1.01%             1.03%        1.02%        1.01%       1.02%       1.21%
Expenses net of waiver and payments
   by affiliates ..............................         1.01% e           1.03% e      1.02% e      1.01% e     0.98%       1.03%
Net investment income .........................         0.56%             0.63%        0.57%        1.13%       0.43%       0.77%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $ 83,105          $ 89,971     $ 91,915     $ 94,536     $82,921    $ 70,684
Portfolio turnover rate .......................         4.76%            41.86%       54.63%       47.08%      48.04%      33.02%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Benefit of expense reduction rounds to less than 0.01%.

f Amount rounds to less than $0.01 per share.

g For the period December 1, 2002 to July 31, 2003.


14 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2008 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
   FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND                         COUNTRY           SHARES       VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 86.6%
   AEROSPACE & DEFENSE 6.0%
   L-3 Communications Holdings Inc. .......................................   United States         22,000    $ 2,438,260
   United Technologies Corp. ..............................................   United States         35,000      2,569,350
                                                                                                              ------------
                                                                                                                5,007,610
                                                                                                              ------------

   BEVERAGES 3.0%
   InBev NV ...............................................................      Belgium            30,000      2,446,858
                                                                                                              ------------
   CAPITAL MARKETS 2.4%
   Merrill Lynch & Co. Inc. ...............................................   United States         35,000      1,974,000
                                                                                                              ------------
   COMMUNICATIONS EQUIPMENT 12.8%
 a Cisco Systems Inc. .....................................................   United States         70,000      1,715,000
   Corning Inc. ...........................................................   United States         85,600      2,060,392
   Harris Corp. ...........................................................   United States         40,000      2,187,600
 a Juniper Networks Inc. ..................................................   United States         81,000      2,199,150
   QUALCOMM Inc. ..........................................................   United States         59,000      2,502,780
                                                                                                              ------------
                                                                                                               10,664,922
                                                                                                              ------------
   DIVERSIFIED TELECOMMUNICATION SERVICES 3.1%
   Telenor ASA ............................................................       Norway           125,000      2,536,517
                                                                                                              ------------
   ENERGY EQUIPMENT & SERVICES 5.4%
   Schlumberger Ltd. ......................................................   United States         28,000      2,112,880
 a Transocean Inc. ........................................................   United States         19,588      2,401,489
                                                                                                              ------------
                                                                                                                4,514,369
                                                                                                              ------------
   FOOD & STAPLES RETAILING 2.8%
   CVS Caremark Corp. .....................................................   United States         60,000      2,344,200
                                                                                                              ------------
   FOOD PRODUCTS 3.2%
   Nestle SA ..............................................................    Switzerland           6,000      2,682,216
                                                                                                              ------------
   INDUSTRIAL CONGLOMERATES 2.6%
   General Electric Co. ...................................................   United States         60,000      2,124,600
                                                                                                              ------------
   INSURANCE 9.6%
   AFLAC Inc. .............................................................   United States         42,000      2,575,860
   American International Group Inc. ......................................   United States         40,000      2,206,400
   Fidelity National Financial Inc., A ....................................   United States         76,000      1,496,440
   Hartford Financial Services Group Inc. .................................   United States         21,000      1,696,170
                                                                                                              ------------
                                                                                                                7,974,870
                                                                                                              ------------
   IT SERVICES 0.9%
 a Cognizant Technology Solutions Corp., A ................................   United States         28,000        781,200
                                                                                                              ------------
   MACHINERY 9.3%
   Danaher Corp. ..........................................................   United States         28,000      2,084,600
   Komatsu Ltd. ...........................................................       Japan             80,000      1,926,079
   Tata Motors Ltd., ADR ..................................................       India            104,000      1,924,000
 a Terex Corp. ............................................................   United States         30,300      1,780,428
                                                                                                              ------------
                                                                                                                7,715,107
                                                                                                              ------------


                                                          Semiannual Report | 15

Franklin Global Trust

--------------------------------------------------------------------------------------------------------------------------
   FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND                         COUNTRY          SHARES        VALUE
--------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONTINUED)
   MEDIA 4.1%
   News Corp., B ..........................................................   United States        100,000   $  1,944,000
   Time Warner Inc. .......................................................   United States         95,000      1,495,300
                                                                                                             -------------
                                                                                                                3,439,300
                                                                                                             -------------
   OIL, GAS & CONSUMABLE FUELS 8.0%
   Cameco Corp. ...........................................................       Canada            41,000      1,387,850
   ConocoPhillips .........................................................   United States         34,000      2,730,880
   Exxon Mobil Corp. ......................................................   United States         29,000      2,505,600
                                                                                                             -------------
                                                                                                                6,624,330
                                                                                                             -------------
   PHARMACEUTICALS 8.7%
   Johnson & Johnson ......................................................   United States         34,000      2,150,840
   Roche Holding AG .......................................................    Switzerland          11,000      1,993,429
   Sanofi-Aventis .........................................................       France            21,000      1,697,187
   Wyeth ..................................................................   United States         35,000      1,393,000
                                                                                                             -------------
                                                                                                                7,234,456
                                                                                                             -------------
   REAL ESTATE INVESTMENT TRUSTS 1.9%
   CapitalSource Inc. .....................................................   United States         95,000      1,558,950
                                                                                                             -------------
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.8%
   Intel Corp. ............................................................   United States        111,000      2,353,200
                                                                                                             -------------
   TOTAL COMMON STOCKS (COST $55,307,657) .................................                                    71,976,705
                                                                                                             -------------
   SHORT TERM INVESTMENT (COST $11,200,316) 13.5%
   MONEY MARKET FUND 13.5%
 b Franklin Institutional Fiduciary Trust Money Market Portfolio, 3.64% ...   United States     11,200,316     11,200,316
                                                                                                             -------------
   TOTAL INVESTMENTS (COST $66,507,973) 100.1% ............................                                    83,177,021
   OTHER ASSETS, LESS LIABILITIES (0.1)% ..................................                                       (71,532)
                                                                                                             -------------
   NET ASSETS 100.0% ......................................................                                  $ 83,105,489
                                                                                                             =============

SELECTED PORTFOLIO ABBREVIATION

ADR - American Depository Receipt

a Non-income producing for the twelve months ended January 31, 2008.

b See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


16 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FIDUCIARY SMALL CAPITALIZATION EQUITY FUND

                                                  -------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                  JANUARY 31, 2008                       YEAR ENDED JULY 31,
                                                     (UNAUDITED)           2007        2006        2005        2004      2003 f
                                                  -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $ 21.41           $ 17.48     $ 18.16     $ 14.86     $ 14.25     $ 12.48
                                                  -------------------------------------------------------------------------------
Income from investment operations a:
  Net investment income (loss) b ..............         (0.12)            (0.22)      (0.20)      (0.10)      (0.16)      (0.07)
  Net realized and unrealized gains (losses) ..         (1.54)             4.67       (0.48)       3.40        0.77        1.84
                                                  -------------------------------------------------------------------------------
Total from investment operations ..............         (1.66)             4.45       (0.68)       3.30        0.61        1.77
                                                  -------------------------------------------------------------------------------
Less distributions from net realized gains ....         (3.01)            (0.52)         --          --          --          --
                                                  -------------------------------------------------------------------------------
Net asset value, end of period ................       $ 16.74           $ 21.41     $ 17.48     $ 18.16     $ 14.86     $ 14.25
                                                  ===============================================================================

Total return c ................................         (8.79)%           25.76%      (3.74)%     22.21%       4.28%      14.18%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments
  by affiliates ...............................          1.38%             1.38%       1.35%       1.30%       1.27%       1.43%
Expenses net of waiver and payments
  by affiliates ...............................          1.38% e           1.38% e     1.35% e     1.30%       1.26%       1.30%
Net investment income (loss) ..................         (1.11)%           (1.12)%     (1.07)%     (0.66)%     (1.01)%     (0.89)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $26,720           $28,347     $37,233     $44,821     $62,786     $61,026
Portfolio turnover rate .......................         23.18%            39.30%      97.79%     111.92%     130.22%      92.58%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Benefit of expense reduction rounds to less than 0.01%.

f For the period December 1, 2002 to July 31, 2003.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2008 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------------
   FIDUCIARY SMALL CAPITALIZATION EQUITY FUND                                                          SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 96.6%
   AEROSPACE & DEFENSE 4.0%
 a Orbital Sciences Corp. .......................................................................       21,600   $      503,280
 a Teledyne Technologies Inc. ...................................................................       11,000          567,930
                                                                                                                 ---------------
                                                                                                                      1,071,210
                                                                                                                 ---------------
   AIR FREIGHT & LOGISTICS 1.5%
 a Hub Group Inc., A ............................................................................       14,000          407,820
                                                                                                                 ---------------
   BIOTECHNOLOGY 4.4%
 a Alexion Pharmaceuticals Inc. .................................................................        5,400          352,728
 a BioMarin Pharmaceutical Inc. .................................................................       11,600          429,896
 a Indevus Pharmaceuticals Inc. .................................................................       60,100          382,837
                                                                                                                 ---------------
                                                                                                                      1,165,461
                                                                                                                 ---------------
   CAPITAL MARKETS 6.7%
 a GFI Group Inc. ...............................................................................        3,500          308,735
   Greenhill & Co. Inc. .........................................................................        3,800          256,614
 a Investment Technology Group Inc. .............................................................       12,100          568,337
   optionsXpress Holdings Inc. ..................................................................       15,900          431,208
 a Thomas Weisel Partners Group Inc. ............................................................       18,000          230,400
                                                                                                                 ---------------
                                                                                                                      1,795,294
                                                                                                                 ---------------
   COMMERCIAL BANKS 1.3%
 a Signature Bank ...............................................................................       10,500          351,855
                                                                                                                 ---------------
   COMMERCIAL SERVICES & SUPPLIES 6.3%
 a Clean Harbors Inc. ...........................................................................        8,500          471,580
 a Fuel Tech Inc. ...............................................................................       19,000          361,760
 a Huron Consulting Group Inc. ..................................................................        6,500          466,830
 a TeleTech Holdings Inc. .......................................................................       20,000          394,600
                                                                                                                 ---------------
                                                                                                                     1,694,770
                                                                                                                 ---------------
   COMMUNICATIONS EQUIPMENT 5.4%
 a ADC Telecommunications Inc. ..................................................................       17,000          251,430
 a Arris Group Inc. .............................................................................       35,000          307,650
 a Ixia .........................................................................................       48,700          360,380
 a Sonus Networks Inc. ..........................................................................       56,100          229,449
 a ViaSat Inc. ..................................................................................       14,500          301,165
                                                                                                                 ---------------
                                                                                                                     1,450,074
                                                                                                                 ---------------
   COMPUTERS & PERIPHERALS 1.4%
 a Emulex Corp. .................................................................................       24,500          382,200
                                                                                                                 ---------------
   DIVERSIFIED CONSUMER SERVICES 1.6%
 a INVESTools Inc. ..............................................................................       31,500          430,290
                                                                                                                 ---------------
   DIVERSIFIED FINANCIAL SERVICES 1.8%
 a IntercontinentalExchange Inc. ................................................................        1,600          223,936
 a MarketAxess Holdings Inc. ....................................................................       28,000          264,600
                                                                                                                 ---------------
                                                                                                                        488,536
                                                                                                                 ---------------


18 | Semiannual Report

Franklin Global Trust

--------------------------------------------------------------------------------------------------------------------------------
   FIDUCIARY SMALL CAPITALIZATION EQUITY FUND                                                          SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONTINUED)
   ELECTRONIC EQUIPMENT & INSTRUMENTS 3.2%
 a Digital Theater Systems Inc. .................................................................       15,000   $      327,150
 a Itron Inc. ...................................................................................        6,400          527,360
                                                                                                                 ---------------
                                                                                                                       854,510
                                                                                                                 ---------------
   ENERGY EQUIPMENT & SERVICES 2.1%
 a Hercules Offshore Inc. .......................................................................       10,800          248,940
 a Hornbeck Offshore Services Inc. ..............................................................        8,300          321,044
                                                                                                                 ---------------
                                                                                                                       569,984
                                                                                                                 ---------------
   FOOD & STAPLES RETAILING 1.2%
 a United Natural Foods Inc. ....................................................................       13,000          311,740
                                                                                                                 ---------------
   FOOD PRODUCTS 1.4%
 a Hain Celestial Group Inc. ....................................................................       13,700          369,900
                                                                                                                 ---------------
   HEALTH CARE EQUIPMENT & SUPPLIES 1.5%
 a American Medical Systems Holdings Inc. .......................................................       28,000          400,120
                                                                                                                 ---------------
   HEALTH CARE PROVIDERS & SERVICES 3.3%
 a Healthways Inc. ..............................................................................        5,300          298,390
 a Nighthawk Radiology Holdings Inc. ............................................................       14,600          232,140
 a Psychiatric Solutions Inc. ...................................................................       12,000          362,040
                                                                                                                 ---------------
                                                                                                                       892,570
                                                                                                                 ---------------
   HEALTH CARE TECHNOLOGY 3.9%
 a Omnicell Inc. ................................................................................       17,500          438,900
 a Phase Forward Inc. ...........................................................................       35,000          603,750
                                                                                                                 ---------------
                                                                                                                     1,042,650
                                                                                                                 ---------------
   HOTELS RESTAURANTS & LEISURE 3.6%
 a Chipotle Mexican Grill Inc., A ...............................................................        1,900          231,306
 a LIFE TIME FITNESS Inc. .......................................................................        7,600          336,984
 a Vail Resorts Inc. ............................................................................        8,100          383,454
                                                                                                                 ---------------
                                                                                                                       951,744
                                                                                                                 ---------------
   HOUSEHOLD DURABLES 0.5%
 a Jarden Corp. .................................................................................        5,600          140,224
                                                                                                                 ---------------
   INSURANCE 3.0%
   Max Capital Group Ltd. .......................................................................       14,000          397,460
   National Financial Partners Corp. ............................................................       11,300          407,930
                                                                                                                 ---------------
                                                                                                                       805,390
                                                                                                                 ---------------
   INTERNET & CATALOG RETAIL 2.3%
 a Gaiam Inc., A ................................................................................       25,000          609,250
                                                                                                                 ---------------
   INTERNET SOFTWARE & SERVICES 7.3%
 a Art Technology Group Inc. ....................................................................      148,000          593,480
 a Divx Inc. ....................................................................................       32,000          456,000
 a Equinix Inc. .................................................................................        5,400          407,862
 a The Knot Inc. ................................................................................       23,000          336,720
 a Tumbleweed Communications Corp. ..............................................................       98,622          157,795
                                                                                                                 ---------------
                                                                                                                      1,951,857
                                                                                                                 ---------------


                                                          Semiannual Report | 19

Franklin Global Trust

--------------------------------------------------------------------------------------------------------------------------------
   FIDUCIARY SMALL CAPITALIZATION EQUITY FUND                                                          SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONTINUED)
   LIFE SCIENCES TOOLS & SERVICES 0.7%
 a AMAG Pharmaceuticals Inc. ....................................................................        3,400   $      175,304
                                                                                                                 ---------------
   MACHINERY 1.4%
   Kaydon Corp. .................................................................................        8,300          362,627
                                                                                                                 ---------------
   MEDIA 1.8%
 a Lions Gate Entertainment Corp. ...............................................................       50,000          474,500
                                                                                                                 ---------------
   METALS & MINING 1.1%
   Metal Management Inc. ........................................................................        6,000          298,080
                                                                                                                 ---------------
   OIL, GAS & CONSUMABLE FUELS 4.0%
 a Bill Barrett Corp. ...........................................................................        7,800          325,806
 a EXCO Resources Inc. ..........................................................................       23,000          344,770
 a Petrohawk Energy Corp. .......................................................................       24,855          391,467
                                                                                                                 ---------------
                                                                                                                      1,062,043
                                                                                                                 ---------------
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 12.0%
 a Advanced Analogic Technologies Inc. ..........................................................       43,900          295,886
 a ANADIGICS Inc. ...............................................................................       35,300          352,647
 a Diodes Inc. ..................................................................................       10,525          243,654
 a FormFactor Inc. ..............................................................................        6,500          157,430
 a Microsemi Corp. ..............................................................................       21,000          477,120
 a Microtune Inc. ...............................................................................       77,000          449,680
 a Netlogic Microsystems Inc. ...................................................................       12,800          332,800
 a Power Integrations Inc. ......................................................................       10,469          266,750
 a RF Micro Devices Inc. ........................................................................       61,100          197,353
 a Tessera Technologies Inc. ....................................................................       11,000          430,870
                                                                                                                 ---------------
                                                                                                                      3,204,190
                                                                                                                 ---------------
   SOFTWARE 2.7%
 a Ansoft Corp. .................................................................................       15,600          331,344
 a Nuance Communications Inc. ...................................................................       24,000          381,360
                                                                                                                 ---------------
                                                                                                                        712,704
                                                                                                                 ---------------
   SPECIALTY RETAIL 1.1%
 a Zumiez Inc. ..................................................................................       14,600          280,758
                                                                                                                 ---------------
   TEXTILES, APPAREL & LUXURY GOODS 4.1%
 a Crocs Inc. ...................................................................................        8,200          285,277
 a Lululemon Athletica Inc. (Canada) ............................................................        2,100           71,169
 a Volcom Inc. ..................................................................................       13,000          262,340
 a The Warnaco Group Inc. .......................................................................       13,000          466,570
                                                                                                                 ---------------
                                                                                                                      1,085,356
                                                                                                                 ---------------
   TOTAL COMMON STOCKS (COST $23,339,494) .......................................................                    25,793,011
                                                                                                                 ---------------


20 | Semiannual Report

Franklin Global Trust

--------------------------------------------------------------------------------------------------------------------------------
   FIDUCIARY SMALL CAPITALIZATION EQUITY FUND                                                          SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENT (COST $1,127,617) 4.2%
   MONEY MARKET FUND 4.2%
 b Franklin Institutional Fiduciary Trust Money Market Portfolio, 3.64% .........................    1,127,617   $    1,127,617
                                                                                                                 ---------------
   TOTAL INVESTMENTS (COST $24,467,111) 100.8% ..................................................                    26,920,628
   OTHER ASSETS, LESS LIABILITIES (0.8)% ........................................................                      (200,543)
                                                                                                                 ---------------
   NET ASSETS 100.0% ............................................................................                $   26,720,085
                                                                                                                 ===============

a Non-income producing for the twelve months ended January 31, 2008.

b See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 21

Franklin Global Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
January 31, 2008 (unaudited)

                                                                                     --------------------------------
                                                                                        FIDUCIARY
                                                                                          LARGE          FIDUCIARY
                                                                                     CAPITALIZATION        SMALL
                                                                                       GROWTH AND     CAPITALIZATION
                                                                                       INCOME FUND      EQUITY FUND
                                                                                     --------------------------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ................................................   $   55,307,657   $   23,339,494
      Cost - Sweep Money Fund (Note 7) ...........................................       11,200,316        1,127,617
                                                                                     --------------------------------
      Total cost of investments ..................................................   $   66,507,973   $   24,467,111
                                                                                     ================================
      Value - Unaffiliated issuers ...............................................   $   71,976,705   $   25,793,011
      Value - Sweep Money Fund (Note 7) ..........................................       11,200,316        1,127,617
                                                                                     --------------------------------
      Total value of investments .................................................       83,177,021       26,920,628
   Receivables:
      Investment securities sold .................................................               --          260,273
      Capital shares sold ........................................................              600              250
      Dividends ..................................................................           33,944               --
                                                                                     --------------------------------
         Total assets ............................................................       83,211,565       27,181,151
                                                                                     --------------------------------
Liabilities:
   Payables:
      Investment securities purchased ............................................               --          408,560
      Capital shares redeemed ....................................................           20,000            6,562
      Affiliates .................................................................           65,033           27,534
      Reports to shareholders ....................................................            5,451            3,129
      Professional fees ..........................................................           11,365           10,903
   Accrued expenses and other liabilities ........................................            4,227            4,378
                                                                                     --------------------------------
         Total liabilities .......................................................          106,076          461,066
                                                                                     --------------------------------
            Net assets, at value .................................................   $   83,105,489   $   26,720,085
                                                                                     ================================
Net assets consist of:
   Paid-in capital ...............................................................   $   63,200,593   $   24,241,873
   Distributions in excess of net investment income ..............................           (6,944)              --
   Undistributed net investment loss .............................................               --         (160,834)
   Net unrealized appreciation (depreciation) ....................................       16,673,833        2,453,517
   Accumulated net realized gain (loss) ..........................................        3,238,007          185,529
                                                                                     --------------------------------
            Net assets, at value .................................................   $   83,105,489   $   26,720,085
                                                                                     ================================
Shares outstanding ...............................................................       12,783,081        1,596,368
                                                                                     ================================
Net asset value and maximum offering price per share a ...........................   $         6.50   $        16.74
                                                                                     ================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


22 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Global Trust

STATEMENTS OF OPERATIONS
for the six months ended January 31, 2008 (unaudited)

                                                                                     --------------------------------
                                                                                       FIDUCIARY
                                                                                         LARGE          FIDUCIARY
                                                                                     CAPITALIZATION       SMALL
                                                                                       GROWTH AND     CAPITALIZATION
                                                                                      INCOME FUND      EQUITY FUND
                                                                                     --------------------------------
Investment income:
   Dividends:
      Unaffiliated issuers .......................................................   $      523,614   $       18,303
      Sweep Money Fund (Note 7) ..................................................          192,681           19,681
                                                                                     --------------------------------
         Total investment income .................................................          716,295           37,984
                                                                                     --------------------------------
Expenses:
   Management fees (Note 3a) .....................................................          327,449          142,841
   Administrative fees (Note 3b) .................................................           91,216           28,865
   Transfer agent fees (Note 3d) .................................................              543              828
   Custodian fees (Note 4) .......................................................            5,205              285
   Reports to shareholders .......................................................            6,501            3,332
   Registration and filing fees ..................................................           11,263            8,254
   Professional fees .............................................................           11,834           10,804
   Trustees' fees and expenses ...................................................            3,848            1,451
   Other .........................................................................            3,258            2,216
                                                                                     --------------------------------
         Total expenses ..........................................................          461,117          198,876
         Expense reductions (Note 4) .............................................           (1,217)             (58)
                                                                                     --------------------------------
            Net expenses .........................................................          459,900          198,818
                                                                                     --------------------------------
               Net investment income (loss) ......................................          256,395         (160,834)
                                                                                     --------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ................................................................        3,743,720          975,609
      Foreign currency transactions ..............................................            4,568               --
                                                                                     --------------------------------
               Net realized gain (loss) ..........................................        3,748,288          975,609
                                                                                     --------------------------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ................................................................       (6,164,849)      (3,441,895)
      Translation of assets and liabilities denominated in foreign currencies ....            4,586               --
                                                                                     --------------------------------
               Net change in unrealized appreciation (depreciation) ..............       (6,160,263)      (3,441,895)
                                                                                     --------------------------------
Net realized and unrealized gain (loss) ..........................................       (2,411,975)      (2,466,286)
                                                                                     --------------------------------
Net increase (decrease) in net assets resulting from operations ..................   $   (2,155,580)  $   (2,627,120)
                                                                                     ================================


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 23

Franklin Global Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                --------------------------------------------------------------------
                                                                           FIDUCIARY                          FIDUCIARY
                                                                      LARGE CAPITALIZATION               SMALL CAPITALIZATION
                                                                     GROWTH AND INCOME FUND                  EQUITY FUND
                                                                --------------------------------------------------------------------
                                                                SIX MONTHS ENDED                   SIX MONTHS ENDED
                                                                JANUARY 31, 2008    YEAR ENDED     JANUARY 31, 2008     YEAR ENDED
                                                                  (UNAUDITED)      JULY 31, 2007     (UNAUDITED)      JULY 31, 2007
                                                                --------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) ..........................   $      256,395     $     590,930   $       (160,834)  $    (357,949)
      Net realized gain (loss) from investments and foreign
         currency transactions ..............................        3,748,288         7,904,263            975,609       3,392,364
      Net change in unrealized appreciation (depreciation)
         on investments and translation of assets and
         liabilities denominated in foreign currencies ......       (6,160,263)        7,271,182         (3,441,895)      5,166,733
                                                                --------------------------------------------------------------------
            Net increase (decrease) in net assets resulting
               from operations ..............................       (2,155,580)       15,766,375         (2,627,120)      8,201,148
                                                                --------------------------------------------------------------------
   Distributions to shareholders from:
      Net investment income .................................         (315,551)         (494,689)                --              --
      Net realized gains ....................................       (7,176,573)       (6,451,080)        (3,859,059)       (762,125)
                                                                --------------------------------------------------------------------
   Total distributions to shareholders ......................       (7,492,124)       (6,945,769)        (3,859,059)       (762,125)
                                                                --------------------------------------------------------------------
   Capital share transactions (Note 2) ......................        2,781,741       (10,763,776)         4,859,391     (16,324,813)
                                                                --------------------------------------------------------------------
   Redemption fees ..........................................               --                 4                 --              --
                                                                --------------------------------------------------------------------
            Net increase (decrease) in net assets ...........       (6,865,963)       (1,943,166)        (1,626,788)     (8,885,790)
Net assets:
   Beginning of period ......................................       89,971,452        91,914,618         28,346,873      37,232,663
                                                                --------------------------------------------------------------------
   End of period ............................................   $   83,105,489     $  89,971,452   $     26,720,085   $  28,346,873
                                                                ====================================================================
Distributions in excess of net investment income included
   in net assets:
      End of period .........................................   $       (6,944)    $          --   $             --   $          --
                                                                ====================================================================
Undistributed net investment income (loss) included in
   net assets:
      End of period .........................................   $           --     $      52,212   $       (160,834)  $          --
                                                                ====================================================================


24 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of eight separate funds. All funds included in this report (Funds) are diversified. The financial statements of the remaining funds in the Trust are presented separately.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                                                          Semiannual Report | 25

Franklin Global Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fiduciary Large Capitalization Growth and Income Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.


26 | Semiannual Report

Franklin Global Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the funds and accounted for as an addition to paid-in capital. There were no redemption fees for the period.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                                                          Semiannual Report | 27

Franklin Global Trust

2. SHARES OF BENEFICIAL INTEREST

At January 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                                           ----------------------------------------------------
                                                                    FIDUCIARY                  FIDUCIARY
                                                              LARGE CAPITALIZATION       SMALL CAPITALIZATION
                                                             GROWTH AND INCOME FUND           EQUITY FUND
                                                           ----------------------------------------------------
                                                             SHARES        AMOUNT       SHARES       AMOUNT
                                                           ----------------------------------------------------
Six months ended January 31, 2008
   Shares sold .........................................      140,922   $  1,010,281    110,294   $  2,131,201
   Shares issued in reinvestment of distributions ......    1,030,556      6,991,572    211,560      3,816,901
   Shares redeemed .....................................     (740,618)    (5,220,112)   (49,190)    (1,088,711)
                                                           ----------------------------------------------------
   Net increase (decrease) .............................      430,860   $  2,781,741    272,664   $  4,859,391
                                                           ====================================================
Year ended July 31, 2007
   Shares sold .........................................      232,000   $  1,611,176     27,666   $    570,692
   Shares issued in reinvestment of distributions ......      926,118      6,334,752     38,157        761,994
   Shares redeemed .....................................   (2,668,541)   (18,709,704)  (872,468)   (17,657,499)
                                                           ----------------------------------------------------
   Net increase (decrease) .............................   (1,510,423)  $(10,763,776)  (806,645)  $(16,324,813)
                                                           ====================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------------
SUBSIDIARY                                                      AFFILIATION
--------------------------------------------------------------------------------------
Fiduciary International, Inc. (Fiduciary)                       Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)        Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Funds pay an investment management fee to Fiduciary based on the average daily net assets of each of the Funds as follows:

--------------------------------------------------------------------------
                                                                ANNUALIZED
                                                                 FEE RATE
--------------------------------------------------------------------------
Fiduciary Large Capitalization Growth and Income Fund              0.75%
Fiduciary Small Capitalization Equity Fund                         1.00%

Under a subadvisory agreement, FT Institutional, an affiliate of Fiduciary, provides subadvisory services to the Fiduciary Small Capitalization Equity Fund and receives from Fiduciary fees based on the average daily net assets of the Fund.


28 | Semiannual Report

Franklin Global Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Funds pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the Funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. The Funds have not activated the plan.

D. TRANSFER AGENT FEES

For the period ended January 31, 2008, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                            ---------------------------------------
                               FIDUCIARY LARGE      FIDUCIARY SMALL
                            CAPITALIZATION GROWTH   CAPITALIZATION
                               AND INCOME FUND        EQUITY FUND
                            ---------------------------------------
Transfer agent fees ......                   $155              $358

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended January 31, 2008, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At July 31, 2007, the Fiduciary Large Capitalization Growth and Income Fund deferred realized currency losses of $7,675.

At January 31, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                    ----------------------------------------
                                                       FIDUCIARY LARGE      FIDUCIARY SMALL
                                                    CAPITALIZATION GROWTH   CAPITALIZATION
                                                       AND INCOME FUND        EQUITY FUND
                                                    ----------------------------------------
Cost of investments .............................             $66,507,973       $24,519,586
                                                    ========================================
Unrealized appreciation .........................             $19,149,829       $ 4,761,737
Unrealized depreciation .........................              (2,480,781)       (2,360,695)
                                                    ----------------------------------------
Net unrealized appreciation (depreciation) ......             $16,669,048       $ 2,401,042
                                                    ========================================


                                                          Semiannual Report | 29

Franklin Global Trust

5. INCOME TAXES (CONTINUED)

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales (excluding short term securities) for the period ended January 31, 2008, were as follows:

                                        ----------------------------------------
                                           FIDUCIARY LARGE      FIDUCIARY SMALL
                                        CAPITALIZATION GROWTH    CAPITALIZATION
                                           AND INCOME FUND        EQUITY FUND
                                        ----------------------------------------
Purchases ...........................            $  3,948,175       $ 6,745,628
Sales ...............................            $ 18,956,701       $ 6,527,179

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (SEC), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (marketing support), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the Company), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.


30 | Semiannual Report

Franklin Global Trust

8. REGULATORY AND LITIGATION MATTERS (CONTINUED)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

9. NEW ACCOUNTING PRONOUNCEMENTS

The Funds adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (FIN 48), on January 31, 2008. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. The Funds have reviewed the tax positions for each of the three open tax years as of January 31, 2008 and have determined that the implementation of FIN 48 did not have a material impact on the Funds' financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                          Semiannual Report | 31

Franklin Global Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


32 | Semiannual Report

                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

                                     [LOGO]

                                      -----
                                       FGT
                                      -----
                                      FUNDS
                                      -----

                                    FGT FUNDS

                                   ----------

              Fiduciary Large Capitalization Growth and Income Fund
                                 Cusip 353533870

                   Fiduciary Small Capitalization Equity Fund
                                 Cusip 353533862

Authorized for distribution only when accompanied or preceded by a current FGT Funds prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information. Please carefully read the prospectus before you invest or send money.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

INVESTMENT MANAGER

Fiduciary International, Inc.
600 5th Avenue
New York, NY 10020-2302

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

INVESTOR/SHAREHOLDER SERVICES

1-800/845-4514

FGT1 S2008 03/08

                                                                   -------------

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                                                    SEMIANNUAL REPORT 01 31 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 FRANKLIN GLOBAL TRUST
--------------------------------------------------------------------------------

                                 Franklin Templeton Core Fixed Income Fund

                                 Franklin Templeton Core Plus Fixed Income Fund

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                  INSTITUTIONAL

Contents

SEMIANNUAL REPORT

Economic and Market Overview ..............................................    1

Franklin Templeton Core Fixed Income Fund .................................    3

Franklin Templeton Core Plus Fixed Income Fund ............................   10

Financial Highlights and Statements of Investments ........................   17

Financial Statements ......................................................   29

Notes to Financial Statements .............................................   32

Shareholder Information ...................................................   43

--------------------------------------------------------------------------------

Semiannual Report

Economic and Market Overview

The pace of U.S. economic growth decelerated for the six-month period ended January 31, 2008, as fourth quarter gross domestic product grew at an estimated 0.6% annualized rate, down from 4.9% annualized in the third quarter. Although consumer spending and personal income continued to support the economy, signs of a slowdown became evident during the six months under review. A number of indicators reflected a housing market correction, financial market strains, and softening business and consumer spending, as well as upward inflation pressures from increasing food, energy and commodity prices, and a weaker dollar.

Volatile oil prices reached a historical high in early January, topping $100 per barrel, before retreating to $92 by period-end. Core inflation, which excludes food and energy costs, rose modestly for the period, signaling that inflation risk remains. For January 2008, core inflation had a 12-month increase of 2.5%. 1 The Federal Reserve Board's (Fed's) preferred measure of inflation, the core personal consumption expenditures price index, reported a 12-month increase of 2.2%. 2

As investor uncertainty persisted, the Fed remained committed to act in an effort to restore normalcy to U.S. financial markets. After a broad-based international stock sell-off near the end of the reporting period, the Fed cut interest rates twice in January and brought the federal funds target rate to 3.0%. Likewise, President Bush and Congress hammered out the details of a $170 billion stimulus plan intended to boost the flagging U.S. economy.

1. Source: Bureau of Labor Statistics.

2. Source: Bureau of Economic Analysis.

--------------------------------------------------------------------------------

-------------------------------------------------------
NOT FDIC INSURED  | MAY LOSE VALUE  | NO BANK GUARANTEE
-------------------------------------------------------


                                                           Semiannual Report | 1

Over the period, investors sought relative safety in short-term U.S. Treasuries, Treasury yields declined and the yield curve steepened. Short-term, two- and five-year yields declined significantly, with the two-year bill yielding 2.17% at the end of January, down from 4.56% six months earlier. The 10-year U.S. Treasury note ended January yielding 3.67%, compared with 4.78% at the beginning of the period.


2 | Semiannual Report

Franklin Templeton Core Fixed Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton Core Fixed Income Fund seeks total return by investing predominantly in debt securities of varying maturities. The Fund invests mainly in investment-grade U.S. dollar-denominated debt securities of U.S. issuers, with a focus on U.S. government securities, mortgage- and asset-backed securities, and corporate debt securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin Templeton Core Fixed Income Fund covers the period ended January 31, 2008.

PERFORMANCE OVERVIEW

Franklin Templeton Core Fixed Income Fund posted a +3.61% cumulative total return for the six months ended January 31, 2008. The Fund underperformed its benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, which returned +6.82% during the same period. 1 You can find more of the Fund's performance data in the Performance Summary beginning on page 6.

INVESTMENT STRATEGY

We allocate our investments among the various types of debt securities available in the Fund's core investments, based on our assessment of the U.S. market, industry and issuer conditions, and the opportunities presented within the various sectors. We use a top-down/bottom-up selection process and rely on both internal and external research to identify individual securities. Our credit research process focuses on bottom-up credit selection that relies on our independent investment analysis to evaluate the issuer's creditworthiness. We consider a variety of factors, including the issuer's historical balance sheets, income and cash flow statements, as well as projected earnings and the need for future borrowings.

1. Source: Standard & Poor's Micropal. The LB U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is unmanaged and rebalanced monthly by market capitalization. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.


                                                           Semiannual Report | 3

PORTFOLIO BREAKDOWN
Franklin Templeton Core Fixed Income Fund Based on Total
Investments as of 1/31/08

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Mortgage-Backed Securities                                                 29.2%
Thrifts & Mortgage Finance                                                 16.2%
Consumer Finance                                                           11.3%
U.S. Government & Agency Securities                                        11.0%
Diversified Financial Services                                              6.2%
Oil, Gas & Consumable Fuels                                                 3.0%
Diversified Telecommunication Services                                      2.6%
Insurance                                                                   2.5%
Capital Markets                                                             1.2%
Other                                                                       5.5%
Short-Term Investments                                                     11.3%

MANAGER'S DISCUSSION

The six-month review period was an extremely difficult time for global financial markets and the U.S. debt market in particular. The credit crunch that arose from the meltdown in the U.S. subprime mortgage sector led to illiquidity and significant volatility across the fixed income markets.

November was the worst month on record for high-quality investment-grade corporate bonds as measured by excess returns against Treasuries of comparable maturities. Treasury prices rose and yields fell as investors sought the safety of U.S. government securities. Although in hindsight it is clear that a flight to quality had occurred, the Fund did not fully participate in the Treasury rally due to its slightly underweighted exposure to short-duration Treasuries relative to its benchmark, the LB U.S. Aggregate Index. Issue selection within the corporate bond sector also hindered Fund performance. For example, our position in Residential Capital, a subsidiary of GMAC, was downgraded and detracted from the Fund's results as spreads on all financial-related issuers widened significantly during the reporting period. The mortgage sector declined in the latter part of 2007 due to ongoing fallout from the subprime mortgage crisis and spiking volatility. Concerns that the collapsing housing market would spread to commercial real estate caused commercial mortgage-backed securities
(CMBS) to underperform significantly, which negatively impacted Fund performance due to the overweighted allocation to CMBS. Lastly, our exposure to floating rate asset-backed securities (primarily used as cash equivalents), some of which included subprime borrowers, also hindered Fund returns.

As the reporting period came to a close we increased the portfolio's investment-grade weightings as we believed wider spreads and market dislocations related to the subprime mortgage crisis created some opportunities we considered attractive. Additionally, we sought to diversify the portfolio into more stable industrial credits where we thought valuations appeared attractive. Despite recent market volatility, we remain committed to our overall investment strategy.


4 | Semiannual Report

We thank you for your continued participation and look forward to serving your investment needs.

[PHOTO OMITTED]

/s/ Michael Materasso

Michael Materasso
Executive Vice President of Franklin Templeton
Institutional, LLC (FT Institutional)

[PHOTO OMITTED]

/s/ Warren Keyser

Warren Keyser
Portfolio Manager of FT Institutional

[PHOTO OMITTED]

/s/ Robert Waldner

Robert Waldner
Portfolio Manager of FT Institutional

Portfolio Management Team
Franklin Templeton Core Fixed Income Fund

TOP 10 HOLDINGS
Franklin Templeton Core Fixed Income Fund 1/31/08

--------------------------------------------------------------------------------
ISSUE/ISSUER                                                          % OF TOTAL
SECTOR                                                               INVESTMENTS
--------------------------------------------------------------------------------
FHLMC Gold 30 Year                                                         17.2%
   MORTGAGE-BACKED SECURITIES
--------------------------------------------------------------------------------
FNMA                                                                       14.0%
   MORTGAGE-BACKED SECURITIES
--------------------------------------------------------------------------------
U.S. Treasury Note                                                         11.1%
   U.S. GOVERNMENT & AGENCY SECURITIES
--------------------------------------------------------------------------------
Citigroup/Deutsche Bank Commercial
Mortgage Trust                                                              5.5%
   THRIFTS & MORTGAGE FINANCE
--------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust                                            3.4%
   THRIFTS & MORTGAGE FINANCE
--------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust                                         3.1%
   THRIFTS & MORTGAGE FINANCE
--------------------------------------------------------------------------------
U.S. Treasury Bond                                                          2.0%
   U.S. GOVERNMENT & AGENCY SECURITIES
--------------------------------------------------------------------------------
SLM Student Loan Trust                                                      2.0%
   DIVERSIFIED FINANCIAL SERVICES
--------------------------------------------------------------------------------
Bank of America Credit Card Trust                                           2.0%
   CONSUMER FINANCE
--------------------------------------------------------------------------------
American Express Credit Account
Master Trust                                                                1.8%
   CONSUMER FINANCE
--------------------------------------------------------------------------------

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JANUARY 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 5

Performance Summary as of 1/31/08

FRANKLIN TEMPLETON CORE FIXED INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------
SYMBOL: FCFIX                                              CHANGE    1/31/08         7/31/07
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$0.13     $ 9.70          $ 9.57
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS (8/1/07-1/31/08)
---------------------------------------------------------------------------------------------------
Dividend Income                        $ 0.2118
---------------------------------------------------------------------------------------------------

PERFORMANCE 1

THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

---------------------------------------------------------------------------------------------------
                                        6-MONTH            1-YEAR     3-YEAR   INCEPTION (8/29/03)
---------------------------------------------------------------------------------------------------
Cumulative Total Return 2                 +3.61%            +4.42%    +10.88%         +19.61%
---------------------------------------------------------------------------------------------------
Average Annual Total Return 3             +3.61%            +4.42%     +3.50%          +4.13%
---------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4          $ 10,361          $ 10,442   $ 11,088        $ 11,961
---------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (12/31/07) 5                         +3.99%     +3.57%          +4.11%
---------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6
---------------------------------------------------------------------------------------------------
      Without Waiver                              0.79%
---------------------------------------------------------------------------------------------------
      With Waiver                                 0.45%
---------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563.

THE FUND'S MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO LIMIT FUND EXPENSES SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED 0.45% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES) UNTIL 11/30/08.


6 | Semiannual Report

ENDNOTES

INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENT RATES MAY AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THE FUND'S INVESTMENTS IN FOREIGN COMPANIES, INCLUDING EMERGING MARKETS, CAN INVOLVE SPECIAL RISKS INCLUDING CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Figures are as stated in the Fund's prospectus current as of the date of this report.


                                                           Semiannual Report | 7

Your Fund's Expenses

FRANKLIN TEMPLETON CORE FIXED INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


8 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 8/1/07     VALUE 1/31/08    PERIOD* 8/1/07-1/31/08
-------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,036.10             $ 2.30
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,022.87             $ 2.29
-------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waiver, of 0.45%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                                                           Semiannual Report | 9

Franklin Templeton Core Plus Fixed Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton Core Plus Fixed Income Fund seeks total return by investing predominantly in debt securities of varying maturities. The Fund will normally invest about 70% of its net assets in core sectors of investment-grade U.S. dollar-denominated debt securities and other securities, which may include municipal bonds and preferred stock. The Fund's core investments generally include U.S. government securities, mortgage- and asset-backed securities, and corporate debt securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin Templeton Core Plus Fixed Income Fund covers the period ended January 31, 2008.

PERFORMANCE OVERVIEW

Franklin Templeton Core Plus Fixed Income Fund posted a +5.03% cumulative total return for the six months ended January 31, 2008. The Fund underperformed its benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, which returned +6.82% during the same period. 1 You can find more of the Fund's performance data in the Performance Summary beginning on page 13.

INVESTMENT STRATEGY

We allocate our investments among the various types of debt securities available in the Fund's core investments, based on our assessment of the U.S. market, industry and issuer conditions, and the opportunities presented within the various sectors. We use a top-down/bottom-up selection process and rely on both internal and external research to identify individual securities. Our credit research process focuses on bottom-up credit selection that relies on our independent investment analysis to evaluate the issuer's creditworthiness. We consider a variety of factors, including the issuer's historical balance sheets, income and cash flow statements, as well as projected earnings and the need for future borrowings.

1. Source: Standard & Poor's Micropal. The LB U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is unmanaged and rebalanced monthly by market capitalization. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 23.


10 | Semiannual Report

MANAGER'S DISCUSSION

The six-month review period was an extremely difficult time for global financial markets and the U.S. debt market in particular. The credit crunch that arose from the meltdown in the U.S. subprime mortgage sector led to illiquidity and significant volatility across the fixed income markets.

November was the worst month on record for high-quality investment-grade corporate bonds as measured by excess returns against Treasuries of comparable maturities. Treasury prices rose and yields fell as investors sought the safety of U.S. government securities. Although in hindsight it is clear that a flight to quality had occurred, the Fund did not fully participate in the Treasury rally due to its slightly underweighted exposure to short-duration Treasuries relative to its benchmark, the LB U.S. Aggregate Index. Issue selection within the corporate bond sector also hindered Fund performance. For example, our position in Residential Capital, a subsidiary of GMAC, was downgraded and detracted from the Fund's results as spreads on all financial-related issuers widened significantly during the reporting period. The mortgage sector declined in the latter part of 2007 due to ongoing fallout from the subprime mortgage crisis and spiking volatility. Concerns that the collapsing housing market would spread to commercial real estate caused commercial mortgage-backed securities
(CMBS) to underperform significantly, which negatively impacted Fund performance due to the overweighted allocation to CMBS. Lastly, our exposure to floating rate asset-backed securities (primarily used as cash equivalents), some of which included subprime borrowers, also hindered Fund returns. Clearly, non-U.S. dollar positioning contributed positively to Fund performance as the dollar weakened against most major currencies.

As the reporting period came to a close we increased the portfolio's investment-grade weightings as we believed wider spreads and market dislocations related to the subprime mortgage crisis created some opportunities we considered attractive. Additionally, we sought to diversify the portfolio into more stable industrial credits where we thought valuations appeared attractive. Despite recent market volatility, we remain committed to our overall investment strategy.

PORTFOLIO BREAKDOWN
Franklin Templeton
Core Plus Fixed Income Fund
Based on Total Investments as of 1/31/08

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Mortgage-Backed Securities                              30.7%
Thrifts & Mortgage Finance                              15.8%
Consumer Finance                                        10.7%
U.S. Government & Agency Securities                      8.7%
Foreign Government & Agency Securities                   8.6%
Diversified Financial Services                           5.3%
Media                                                    2.7%
Diversified Telecommunication Services                   2.7%
Other                                                   11.3%
Short-Term Investments                                   3.5%


                                                          Semiannual Report | 11

TOP 10 HOLDINGS
Franklin Templeton
Core Plus Fixed Income Fund 1/31/08

--------------------------------------------------------------------------------
ISSUE/ISSUER                                                          % OF TOTAL
SECTOR                                                               INVESTMENTS
--------------------------------------------------------------------------------
FHLMC                                                                      18.5%
   MORTGAGE-BACKED SECURITIES
--------------------------------------------------------------------------------
FNMA                                                                       13.1%
   MORTGAGE-BACKED SECURITIES
--------------------------------------------------------------------------------
U.S. Treasury Note                                                          6.7%
   U.S. GOVERNMENT & AGENCY SECURITIES
--------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust                                         4.8%
   THRIFTS & MORTGAGE FINANCE
--------------------------------------------------------------------------------
GE Capital Commercial Mortgage Corp.                                        3.9%
   THRIFTS & MORTGAGE FINANCE
--------------------------------------------------------------------------------
U.S. Treasury Bond                                                          3.0%
   U.S. GOVERNMENT & AGENCY SECURITIES
--------------------------------------------------------------------------------
SLM Student Loan Trust                                                      2.5%
   DIVERSIFIED FINANCIAL SERVICES
--------------------------------------------------------------------------------
Bank of America Credit Card Trust                                           2.0%
   CONSUMER FINANCE
--------------------------------------------------------------------------------
American Express Credit Account
Master Trust                                                                1.6%
   CONSUMER FINANCE
--------------------------------------------------------------------------------
Bank One Issuance Trust                                                     1.6%
   CONSUMER FINANCE
--------------------------------------------------------------------------------

We thank you for your continued participation and look forward to serving your investment needs.

[PHOTO OMITTED]     /s/ Michael Materasso

                    Michael Materasso
                    Executive Vice President of Franklin Templeton Institutional, LLC (FT Institutional)

[PHOTO OMITTED]     /s/ Warren Keyser

                    Warren Keyser
                    Portfolio Manager of FT Institutional

[PHOTO OMITTED]     /s/ Robert Waldner

                    Robert Waldner
                    Portfolio Manager of FT Institutional

                    Portfolio Management Team
                    Franklin Templeton Core Plus Fixed Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JANUARY 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


12 | Semiannual Report

Performance Summary as of 1/31/08

FRANKLIN TEMPLETON CORE PLUS FIXED INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
SYMBOL: FCPFX                                    CHANGE    1/31/08    7/31/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.29    $ 10.41    $ 10.12
--------------------------------------------------------------------------------
DISTRIBUTIONS (8/1/07-1/31/08)
--------------------------------------------------------------------------------
Dividend Income                     $0.2149
--------------------------------------------------------------------------------

PERFORMANCE 1

THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-------------------------------------------------------------------------------------------------------
                                              6-MONTH            1-YEAR    3-YEAR   INCEPTION (8/4/03)
-------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                      +5.03%             +6.02%   +14.46%         +27.45%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                  +5.03%             +6.02%    +4.60%          +5.55%
-------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                $10,503            $10,602   $11,446         $12,745
-------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (12/31/07) 5                               +5.30%    +4.60%          +5.52%
-------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6
-------------------------------------------------------------------------------------------------------
      Without Waiver                                    0.61%
-------------------------------------------------------------------------------------------------------
      With Waiver                                       0.43%
-------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563.

THE FUND'S MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO LIMIT FUND EXPENSES SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED 0.43% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES) UNTIL 11/30/08.


                                                          Semiannual Report | 13

ENDNOTES

INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENT RATES MAY AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THE FUND'S INVESTMENTS IN FOREIGN COMPANIES, INCLUDING EMERGING MARKETS, CAN INVOLVE SPECIAL RISKS INCLUDING CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Figures are as stated in the Fund's prospectus current as of the date of this report.


14 | Semiannual Report

Your Fund's Expenses

FRANKLIN TEMPLETON CORE PLUS FIXED INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 8/1/07      VALUE 1/31/08   PERIOD* 8/1/07-1/31/08
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,050.30              $2.22
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,022.97              $2.19
-------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waiver, of 0.43%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


16 | Semiannual Report

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON CORE FIXED INCOME FUND

                                                                     -------------------------------------------------------------
                                                                     SIX MONTHS ENDED
                                                                     JANUARY 31, 2008                YEAR ENDED JULY 31,
                                                                        (UNAUDITED)         2007       2006       2005     2004 g
                                                                     -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............................       $   9.57       $   9.62   $  10.00   $   9.97   $  10.00
                                                                     -------------------------------------------------------------
Income from investment operations a:
   Net investment income b .......................................           0.24           0.47       0.43       0.32       0.26
   Net realized and unrealized gains (losses) ....................           0.10          (0.05)     (0.32)      0.19       0.13
                                                                     -------------------------------------------------------------
Total from investment operations .................................           0.34           0.42       0.11       0.51       0.39
                                                                     -------------------------------------------------------------
Less distributions from:
   Net investment income .........................................          (0.21)         (0.47)     (0.49)     (0.45)     (0.39)
   Net realized gains ............................................             --             --         --      (0.03)     (0.03)
                                                                     -------------------------------------------------------------
Total distributions ..............................................          (0.21)         (0.47)     (0.49)     (0.48)     (0.42)
                                                                     -------------------------------------------------------------
Net asset value, end of period ...................................       $   9.70       $   9.57   $   9.62   $  10.00   $   9.97
                                                                     =============================================================

Total return c ...................................................           3.61%          4.44%      1.14%      5.13%      3.96%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates ................           0.65%          0.67%      0.70%      0.72%      0.99%
Expenses net of waiver and payments by affiliates e ..............           0.45%          0.45%      0.45%      0.45%      0.45%
Net investment income ............................................           4.99%          4.81%      4.32%      3.19%      2.76%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ................................       $ 31,756       $ 29,671   $ 20,316   $ 26,720   $ 17,543
Portfolio turnover rate ..........................................         251.69%        512.24%    534.14%    473.05%    459.82%
Portfolio turnover rate excluding mortgage dollar rolls f ........          45.28%        132.05%    213.90%    254.13%    259.85%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Benefit of expense reduction rounds to less than 0.01%.

f See Note 1(f) regarding mortgage dollar rolls.

g For the period August 29, 2003 (commencement of operations) to July 31, 2004.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2008 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN TEMPLETON CORE FIXED INCOME FUND                                     COUNTRY      PRINCIPAL AMOUNT a         VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 108.2%
    CORPORATE BONDS 18.8%
    CAPITAL MARKETS 1.5%
    The Goldman Sachs Group Inc., junior sub. note, 6.345%, 2/15/34 .......    United States      $    145,000      $       131,530
    Morgan Stanley, sub. note, 4.75%, 4/01/14 .............................    United States           355,000              341,837
                                                                                                                    ----------------
                                                                                                                            473,367
                                                                                                                    ----------------
    COMMERCIAL BANKS 1.7%
b,c HSBC Capital Funding LP, Reg S, 4.61%, Perpetual ......................   United Kingdom           330,000              306,834
  c Wachovia Capital Trust III, 5.80%, Perpetual ..........................    United States           300,000              237,159
                                                                                                                    ----------------
                                                                                                                            543,993
                                                                                                                    ----------------
    CONSUMER FINANCE 2.0%
    Residential Capital LLC, senior note,
       8.00%, 6/01/12 .....................................................    United States           360,000              226,800
       8.375%, 6/30/15 ....................................................    United States           145,000               91,350
     d FRN, 5.646%, 6/09/08 ...............................................    United States           380,000              326,800
                                                                                                                    ----------------
                                                                                                                            644,950
                                                                                                                    ----------------
    DIVERSIFIED FINANCIAL SERVICES 1.7%
  e Capmark Financial Group Inc., 144A, 6.30%, 5/10/17 ....................    United States           295,000              206,995
  d General Electric Capital Corp., FRN, 5.171%, 3/04/08 ..................    United States           345,000              345,516
                                                                                                                    ----------------
                                                                                                                            552,511
                                                                                                                    ----------------
    DIVERSIFIED TELECOMMUNICATION SERVICES 1.7%
    Ameritech Capital Funding Corp., 6.25%, 5/18/09 .......................    United States           250,000              260,213
    Embarq Corp., senior note, 7.995%, 6/01/36 ............................    United States           110,000              110,202
    Telecom Italia Capital, senior note, 4.95%, 9/30/14 ...................       Italy                155,000              150,788
                                                                                                                    ----------------
                                                                                                                            521,203
                                                                                                                    ----------------
    HEALTH CARE PROVIDERS & SERVICES 1.1%
    Quest Diagnostics Inc., 6.40%, 7/01/17 ................................    United States           330,000              343,570
                                                                                                                    ----------------
    INSURANCE 3.1%
    Chubb Corp., senior note, 6.00%, 5/11/37 ..............................    United States           405,000              384,413
  d Genworth Financial Inc., junior sub. note, FRN, 6.15%, 11/15/66 .......    United States           145,000              128,198
  d Lincoln National Corp., FRN, 7.00%, 5/17/66 ...........................    United States           285,000              283,881
  d MetLife Inc., junior sub. note, FRN, 6.40%, 12/15/66 ..................    United States           215,000              193,543
                                                                                                                    ----------------
                                                                                                                            990,035
                                                                                                                    ----------------
    MEDIA 1.7%
    News America Inc., 6.40%, 12/15/35 ....................................    United States           305,000              301,984
    TCI Communications Inc., senior note, 8.75%, 8/01/15 ..................    United States           200,000              235,235
                                                                                                                    ----------------
                                                                                                                            537,219
                                                                                                                    ----------------
    OIL, GAS & CONSUMABLE FUELS 3.6%
  e Gaz Capital SA, 144A, 6.212%, 11/22/16 ................................     Luxembourg             245,000              239,488
  e LUKOIL International Finance BV, 144A, 6.656%, 6/07/22 ................       Russia               320,000              296,000
  e Petroleum Export Cayman, senior note, 144A, 5.265%, 6/15/11 ...........        Egypt               309,485              308,107
    Valero Energy Corp., 6.625%, 6/15/37 ..................................    United States           310,000              307,194
                                                                                                                    ----------------
                                                                                                                          1,150,789
                                                                                                                    ----------------


18 | Semiannual Report

Franklin Global Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN TEMPLETON CORE FIXED INCOME FUND                                     COUNTRY      PRINCIPAL AMOUNT a         VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CORPORATE BONDS (CONTINUED)
    ROAD & RAIL 0.7%
    Kazakhstan Temir Zholy, 6.50%, 5/11/11 ................................     Kazakhstan        $    230,000      $       222,665
                                                                                                                    ----------------
    TOTAL CORPORATE BONDS (COST $6,459,172) ...............................                                               5,980,302
                                                                                                                    ----------------
    MUNICIPAL BOND (COST $473,409) 1.5%
    Buckeye Tobacco Settlement Financing Authority Revenue, Asset-Backed,
      Senior Current Interest Turbo Term Bond, Series A-2, 5.125%,
        6/01/24 ...........................................................    United States           490,000              472,889
                                                                                                                    ----------------
    MORTGAGE-BACKED SECURITIES 35.6%
    FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 20.5%
    FHLMC Gold 15 Year, 4.50%, 10/01/22 ...................................    United States           919,003              918,313
    FHLMC Gold 30 Year, 5.50%, 5/01/37 ....................................    United States         1,901,854            1,926,089
  f FHLMC Gold 30 Year, 6.50%, 2/01/28 ....................................    United States         3,514,000            3,650,716
                                                                                                                    ----------------
                                                                                                                          6,495,118
                                                                                                                    ----------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 15.1%
  f FNMA 30 Year, 5.00%, 2/01/34 ..........................................    United States         4,816,000            4,795,681
                                                                                                                    ----------------
    TOTAL MORTGAGE-BACKED SECURITIES (COST $11,157,685) ...................                                              11,290,799
                                                                                                                    ----------------
    ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
      SECURITIES 36.4%
    CONSUMER FINANCE 11.7%
  d American Express Credit Account Master Trust, 2003-3, A, FRN, 4.346%,
      11/15/10 ............................................................    United States           700,000              700,379
  d Bank of America Credit Card Trust,
         2007-A7, A7, FRN, 4.236%, 8/15/12 ................................    United States           365,000              361,057
         2007-A13, A13, FRN, 4.456%, 4/15/12 ..............................    United States           406,000              404,075
  d Bank One Issuance Trust, 2003, A6, FRN, 4.346%, 2/15/11 ...............    United States           612,000              611,954
    Chase Issuance Trust, 2005, A5, 5.631%, 2/15/12 .......................    United States           612,000              608,335
  d Ford Credit Auto Owner Trust, 2007-B, A2B, FRN, 4.566%, 6/15/10 .......    United States           367,000              366,124
  d Household Credit Card Master Note Trust I, 2007-1, A, FRN, 4.286%,
      4/15/13 .............................................................    United States           676,000              667,722
                                                                                                                    ----------------
                                                                                                                          3,719,646
                                                                                                                    ----------------
    DIVERSIFIED FINANCIAL SERVICES 5.9%
  d Bear Stearns Commercial Mortgage Securities Inc., 2005-PW10, A4, FRN,
      5.405%, 12/11/40 ....................................................    United States           475,000              486,144
  d Ford Credit Floorplan Master Owner Trust, 2006, A, FRN, 4.416%,
      6/15/11 .............................................................    United States           210,000              208,744
  d Permanent Financing PLC, 4, 3A, FRN, 5.286%, 3/10/24 ..................   United Kingdom           300,000              299,357
  d Popular ABS Mortgage Pass-Through Trust,
         2006-A, A1, FRN, 3.466%, 2/25/36 .................................    United States            43,017               42,908
         2006-C, A1, FRN, 3.426%, 7/25/36 .................................    United States            53,327               52,885
  d SLM Student Loan Trust,
         2005-4, A1, FRN, 3.341%, 10/26/15 ................................    United States            62,267               62,290
         2006-1, A2, FRN, 3.341%, 1/26/15 .................................    United States            68,515               68,539
         2006-7, A2, FRN, 3.321%, 10/25/16 ................................    United States           220,110              220,580
         2007-1, A2, FRN, 3.331%, 1/25/16 .................................    United States           429,098              429,508
                                                                                                                    ----------------
                                                                                                                          1,870,955
                                                                                                                    ----------------


                                                          Semiannual Report | 19

Franklin Global Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN TEMPLETON CORE FIXED INCOME FUND                                     COUNTRY      PRINCIPAL AMOUNT a         VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
      SECURITIES (CONTINUED)
    THRIFTS & MORTGAGE FINANCE 18.8%
  d Citibank Credit Card Issuance Trust,
         2007-A2, A2, FRN, 4.972%, 5/21/12 ................................    United States      $    170,000      $       168,044
         2007-A6, A6, FRN, 4.367%, 7/12/12 ................................    United States           438,000              433,059
         2007-A1, A1, FRN, 4.874%, 3/22/12 ................................    United States           605,000              600,299
    Citigroup/Deutsche Bank Commercial Mortgage Trust,
       d 2005-CD1, A4, FRN, 5.40%, 7/15/44 ................................    United States           475,000              481,305
         2006-CD3, A4, 5.658%, 10/15/48 ...................................    United States         1,018,000            1,006,183
         sub. bond, 2006-CD3, C, 5.748%, 10/15/48 .........................    United States           745,000              641,325
d,e Countrywide Asset-Backed Certificates, 2004-SD3, A1, 144A, FRN, 3.826%,
      9/25/34 .............................................................    United States            25,061               21,723
    CS First Boston Mortgage Securities Corp., 2004-1, 5A1, 5.50%,
      2/25/19 .............................................................    United States            14,762               14,705
    GE Capital Commercial Mortgage Corp., 2001-3, A2, 6.07%, 6/10/38 ......    United States           538,000              557,149
  d Impac CMB Trust, 2004-10, 2A, FRN, 3.696%, 3/25/35 ....................    United States           272,954              267,035
  d Indymac Index Mortgage Loan Trust, 2006-AR6, 2A1C, FRN, 3.586%,
      6/25/47 .............................................................    United States           494,362              404,637
    LB-UBS Commercial Mortgage Trust,
         2004-C7, A1A, 4.475%, 10/15/29 ...................................    United States         1,257,579            1,230,306
         2006-C1, A4, 5.156%, 2/15/31 .....................................    United States            95,000               92,003
  d Washington Mutual Inc., 2004-AR2, A, FRN, 6.062%, 4/25/44 .............    United States            49,911               49,219
                                                                                                                    ----------------
                                                                                                                          5,966,992
                                                                                                                    ----------------
    TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
      SECURITIES (COST $11,745,396) .......................................                                              11,557,593
                                                                                                                    ----------------
    U.S. GOVERNMENT AND AGENCY SECURITIES 13.4%
    FNMA, 5.00%, 2/13/17 ..................................................    United States           450,000              479,616
    U.S. Treasury Bond,
         7.25%, 8/15/22 ...................................................    United States            38,000               50,635
         5.375%, 2/15/31 ..................................................    United States           304,000              348,484
         5.00%, 5/15/37 ...................................................    United States           355,000              393,301
    U.S. Treasury Note,
         3.875%, 7/15/10 ..................................................    United States         1,443,000            1,501,961
         3.375%, 11/30/12 .................................................    United States           370,000              379,366
         3.625%, 12/31/12 .................................................    United States           518,000              537,466
         4.625%, 11/15/16 .................................................    United States           521,000              562,273
                                                                                                                    ----------------
    TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $4,058,802) .........                                               4,253,102
                                                                                                                    ----------------

                                                                                               ------------------
                                                                                                     SHARES
                                                                                               ------------------
    PREFERRED STOCKS 2.5%
    DIVERSIFIED TELECOMMUNICATION SERVICES 1.5%
  e Centaur Funding Corp., 9.08%, pfd., B, 144A ...........................    United States               448              494,620


20 | Semiannual Report

Franklin Global Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN TEMPLETON CORE FIXED INCOME FUND                                     COUNTRY            SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    PREFERRED STOCKS (CONTINUED)
    THRIFTS & MORTGAGE FINANCE 1.0%
  g FHLMC, 8.375%, pfd. ...................................................    United States             5,800      $       155,730
                                                                                                                    ----------------
    FNMA, 8.25%, pfd. .....................................................    United States             6,000              158,520
                                                                                                                    ----------------
                                                                                                                            314,250
                                                                                                                    ----------------
    TOTAL PREFERRED STOCKS (COST $867,951) ................................                                                 808,870
                                                                                                                    ----------------
    TOTAL LONG TERM INVESTMENTS (COST $34,762,415) ........................                                              34,363,555
                                                                                                                    ----------------

                                                                                               ------------------
                                                                                               PRINCIPAL AMOUNT a
                                                                                               ------------------
    SHORT TERM INVESTMENTS 13.7%
    U.S. GOVERNMENT AND AGENCY SECURITY (COST $1,324,365) 4.2%
    U.S. Treasury Note, 5.50%, 2/15/08 ....................................    United States      $  1,324,000            1,326,276
                                                                                                                    ----------------
    TOTAL INVESTMENTS BEFORE MONEY MARKET FUND (COST $36,086,780) .........                                              35,689,831
                                                                                                                    ----------------

                                                                                               ------------------
                                                                                                     SHARES
                                                                                               ------------------
    MONEY MARKET FUND (COST $3,033,765) 9.5%
  h Franklin Institutional Fiduciary Trust Money Market Portfolio, 3.64% ..    United States         3,033,765            3,033,765
                                                                                                                    ----------------
    TOTAL INVESTMENTS (COST $39,120,545) 121.9% ...........................                                              38,723,596
    NET UNREALIZED LOSS ON CREDIT DEFAULT SWAPS (0.6)% ....................                                                (198,508)
    OTHER ASSETS, LESS LIABILITIES (21.3)% ................................                                              (6,769,415)
                                                                                                                    ----------------
    NET ASSETS 100.0% .....................................................                                         $    31,755,673
                                                                                                                    ================

See Selected Portfolio Abbreviations on page 28.

a The principal amount is stated in U.S. dollars unless otherwise indicated.

b Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At January 31, 2008, the value of this security was $306,834, representing 0.97% of net assets.

c Perpetual bond with no stated maturity date.

d The coupon rate shown represents the rate at period end.

e Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At January 31, 2008, the aggregate value of these securities was $1,566,933, representing 4.93% of net assets.

f A portion or all of the security purchased on a to-be-announced basis. See
Note 1(c).

g Non-income producing for the twelve months ended January 31, 2008.

h See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 21

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON CORE PLUS FIXED INCOME FUND

                                                           -------------------------------------------------------------------------
                                                           SIX MONTHS ENDED
                                                           JANUARY 31, 2008                     YEAR ENDED JULY 31,
                                                              (UNAUDITED)            2007          2006          2005         2004 h
                                                           -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................        $     10.12   $     10.16   $     10.46   $     10.32   $    10.00
                                                           -------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b .............................               0.25          0.50          0.46          0.36         0.28
   Net realized and unrealized gains (losses) ..........               0.25          0.01         (0.25)         0.23         0.41
                                                           -------------------------------------------------------------------------
Total from investment operations .......................               0.50          0.51          0.21          0.59         0.69
                                                           -------------------------------------------------------------------------
Less distributions from:
   Net investment income ...............................              (0.21)        (0.55)        (0.51)        (0.45)       (0.30)
   Net realized gains ..................................                 --            --            -- g          --        (0.07)
                                                           -------------------------------------------------------------------------
Total distributions ....................................              (0.21)        (0.55)        (0.51)        (0.45)       (0.37)
                                                           -------------------------------------------------------------------------
Net asset value, end of period .........................        $     10.41   $     10.12   $     10.16   $     10.46   $    10.32
                                                           =========================================================================

Total return c .........................................               5.03%         5.02%         2.10%         5.80%        6.97%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates ......               0.57%         0.57%         0.56%         0.58%        0.84%
Expenses net of waiver and payments by affiliates e ....               0.43%         0.43%         0.43%         0.43%        0.43%
Net investment income ..................................               4.90%         4.87%         4.47%         3.44%        2.76%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................        $   111,414   $   101,992   $    97,272   $    96,823   $   54,132
Portfolio turnover rate ................................             250.40%       479.36%       516.39%       465.89%      426.29%
Portfolio turnover rate excluding mortgage dollar
   rolls f .............................................              47.34%       143.61%       213.60%       244.29%      222.53%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Benefit of expense reduction rounds to less than 0.01%.

f See Note 1(f) regarding mortgage dollar rolls.

g Amount rounds to less than $0.01 per share.

h For the period August 4, 2003 (commencement of operations) to July 31, 2004.


22 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2008 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN TEMPLETON CORE PLUS FIXED INCOME FUND                                  COUNTRY      PRINCIPAL AMOUNT a        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 123.3%
    CORPORATE BONDS 21.5%
    AUTOMOBILES 0.9%
    Ford Motor Credit Co. LLC,
       5.70%, 1/15/10 ...................................................        United States          260,000       $     237,969
       7.875%, 6/15/10 ..................................................        United States          275,000             259,014
       8.625%, 11/01/10 .................................................        United States          500,000             470,163
                                                                                                                      --------------
                                                                                                                            967,146
                                                                                                                      --------------
    CAPITAL MARKETS 2.1%
    The Goldman Sachs Group Inc., junior sub. note, 6.345%, 2/15/34 .....        United States        1,250,000           1,133,880
    Morgan Stanley, sub. note, 4.75%, 4/01/14............................        United States        1,220,000           1,174,763
                                                                                                                      --------------
                                                                                                                          2,308,643
                                                                                                                      --------------
    CHEMICALS 0.2%
    Nalco Co., senior sub. note, 8.875%, 11/15/13........................        United States          230,000             234,600
                                                                                                                      --------------
    COMMERCIAL BANKS 2.4%
  b Alfa MTN Markets for ABH Financial, 144A, 8.20%, 6/25/12.............           Russia              545,000             520,475
c,d HSBC Capital Funding LP, Reg S, 4.61%, Perpetual.....................       United Kingdom        1,085,000           1,008,833
  d RBS Capital Trust III, 5.512%, Perpetual.............................        United States        1,220,000           1,145,529
                                                                                                                      --------------
                                                                                                                          2,647,837
                                                                                                                      --------------
    COMMERCIAL SERVICES & SUPPLIES 0.2%
    ARAMARK Corp., senior note, 8.50%, 2/01/15...........................        United States          258,000             258,000
                                                                                                                      --------------
    CONSUMER FINANCE 1.7%
    GMAC LLC, 6.75%, 12/01/14 ...........................................        United States        1,025,000             845,779
  e Residential Capital LLC, senior note, FRN, 5.646%, 6/09/08...........        United States        1,200,000           1,032,000
                                                                                                                      --------------
                                                                                                                          1,877,779
                                                                                                                      --------------
    DIVERSIFIED FINANCIAL SERVICES 1.8%
  e General Electric Capital Corp., FRN, 5.171%, 3/04/08.................        United States        2,040,000           2,043,052
                                                                                                                      --------------
    DIVERSIFIED TELECOMMUNICATION SERVICES 1.7%
    Embarq Corp., senior note, 7.995%, 6/01/36 ..........................        United States          475,000             475,870
    Sprint Capital Corp., 6.90%, 5/01/19.................................        United States          245,000             224,358
    Telecom Italia Capital, senior note, 4.95%, 9/30/14..................            Italy            1,220,000           1,186,850
                                                                                                                      --------------
                                                                                                                          1,887,078
                                                                                                                      --------------
    ELECTRIC UTILITIES 0.9%
    Consumers Energy Co., C, 4.25%, 4/15/08..............................        United States          985,000             984,334
                                                                                                                      --------------
    FOOD PRODUCTS 0.1%
    Smithfield Foods Inc., senior note, 7.75%, 5/15/13...................        United States           90,000              88,650
                                                                                                                      --------------
    HEALTH CARE PROVIDERS & SERVICES 0.6%
    Coventry Health Care Inc., senior note, 6.30%, 8/15/14...............        United States          470,000             489,228
    HCA Inc., senior secured note, 9.125%, 11/15/14 .....................        United States          155,000             161,394
                                                                                                                      --------------
                                                                                                                            650,622
                                                                                                                      --------------
    HOTELS RESTAURANTS & LEISURE 0.2%
    Station Casinos Inc., senior sub. note, 6.875%, 3/01/16..............        United States          305,000             208,925
                                                                                                                      --------------
    HOUSEHOLD DURABLES 0.2%
    Jarden Corp., senior sub. note, 7.50%, 5/01/17.......................        United States          320,000             275,200
                                                                                                                      --------------


                                                          Semiannual Report | 23

Franklin Global Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN TEMPLETON CORE PLUS FIXED INCOME FUND                                  COUNTRY      PRINCIPAL AMOUNT a      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CORPORATE BONDS (CONTINUED)
    INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.2%
    NRG Energy Inc., senior note, 7.375%, 2/01/16 ............................   United States          240,000       $     232,500
                                                                                                                      --------------
    INSURANCE 1.6%
  e Genworth Financial Inc., junior sub. note, FRN, 6.15%, 11/15/66 ..........   United States          825,000             729,404
  e Lincoln National Corp., FRN, 7.00%, 5/17/66 ..............................   United States        1,000,000             996,074
                                                                                                                      --------------
                                                                                                                          1,725,478
                                                                                                                      --------------
    MEDIA 3.5%
    Lamar Media Corp., senior sub. note, 7.25%, 1/01/13 ......................   United States          200,000             198,500
    LIN Television Corp., senior sub. note, 6.50%, 5/15/13 ...................   United States          275,000             260,562
    News America Inc., 6.40%, 12/15/35 .......................................   United States        1,170,000           1,158,432
    R.H. Donnelley Corp., senior note, 8.875%, 1/15/16 .......................   United States          340,000             293,250
    TCI Communications Inc., senior note, 8.75%, 8/01/15 .....................   United States          740,000             870,369
    Viacom Inc., senior note, 6.875%, 4/30/36 ................................   United States        1,140,000           1,117,311
                                                                                                                      --------------
                                                                                                                          3,898,424
                                                                                                                      --------------
    MULTI-UTILITIES 0.3%
  e Dominion Resources Inc., junior sub. note, 06-B, FRN, 6.30%,
     9/30/66 .................................................................   United States          375,000             356,435
                                                                                                                      --------------
    OIL, GAS & CONSUMABLE FUELS 2.1%
  b Gaz Capital SA, 144A, 6.212%, 11/22/16 ...................................    Luxembourg            575,000             562,063
  b Petroleum Export Cayman, senior note, 144A, 5.265%, 6/15/11 ..............       Egypt              717,100             713,907
    Valero Energy Corp., 6.625%, 6/15/37 .....................................   United States        1,110,000           1,099,952
                                                                                                                      --------------
                                                                                                                          2,375,922
                                                                                                                      --------------
    REAL ESTATE INVESTMENT TRUSTS 0.2%
    Host Marriott LP, senior note, K, 7.125%, 11/01/13 .......................   United States          195,000             194,025
                                                                                                                      --------------
    ROAD & RAIL 0.3%
    Kazakhstan Temir Zholy, 7.00%, 5/11/16 ...................................    Kazakhstan            365,000             341,932
                                                                                                                      --------------
    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.1%
    Freescale Semiconductor Inc., senior note, 8.875%, 12/15/14 ..............   United States          140,000             114,450
                                                                                                                      --------------
    TOBACCO 0.2%
    Reynolds American Inc., senior secured note, 7.625%, 6/01/16 .............   United States          185,000             196,850
                                                                                                                      --------------
    TOTAL CORPORATE BONDS (COST $24,838,389) .................................                                           23,894,882
                                                                                                                      --------------
    MUNICIPAL BOND (COST $1,873,551) 1.7%
    Buckeye Tobacco Settlement Financing Authority Revenue, Asset-Backed,
     Senior Current Interest Turbo Term Bond, Series A-2, 5.125%,
       6/01/24 ...............................................................   United States        1,935,000           1,867,430
                                                                                                                      --------------
    MORTGAGE-BACKED SECURITIES 39.2%
  e FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 0.7%
    FHLMC, 5.488%, 9/01/24 ...................................................   United States          789,596             799,838
                                                                                                                      --------------
    FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 22.3%
    FHLMC Gold 15 Year, 4.50%, 10/01/22 ......................................   United States        3,459,889           3,457,293
    FHLMC Gold 30 Year, 5.50%, 5/01/37 .......................................   United States        7,628,207           7,725,413
  f FHLMC Gold 30 Year, 6.50%, 2/01/28 .......................................   United States       13,202,000          13,715,637
                                                                                                                      --------------
                                                                                                                         24,898,343
                                                                                                                      --------------


24 | Semiannual Report

Franklin Global Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN TEMPLETON CORE PLUS FIXED INCOME FUND                                  COUNTRY      PRINCIPAL AMOUNT a      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MORTGAGE-BACKED SECURITIES (CONTINUED)
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 16.2%
  f FNMA 30 Year, 5.00%, 2/01/34 .............................................   United States       18,096,000       $  18,019,653
                                                                                                                      --------------
    TOTAL MORTGAGE-BACKED SECURITIES (COST $43,198,281) ......................                                           43,717,834
                                                                                                                      --------------
    ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
     SECURITIES 36.0%
    CONSUMER FINANCE 11.9%
  e American Express Credit Account Master Trust, 2003-3, A, FRN, 4.346%,
     11/15/10 ................................................................   United States        2,300,000           2,301,246
  e Bank of America Credit Card Trust,
       2007-A7, A7, FRN, 4.236%, 8/15/12 .....................................   United States        1,275,000           1,261,225
       2007-A13, A13, FRN, 4.456%, 4/15/12 ...................................   United States        1,563,000           1,555,590
  e Bank One Issuance Trust, 2003, A6, FRN, 4.346%, 2/15/11 ..................   United States        2,284,000           2,283,829
    Chase Issuance Trust, 2005, A5, 5.631%, 2/15/12 ..........................   United States        2,284,000           2,270,320
  e Ford Credit Auto Owner Trust, 2007-B, A2B, FRN, 4.566%, 6/15/10 ..........   United States        1,362,000           1,358,748
  e Household Credit Card Master Note Trust I, 2007-1, A, FRN, 4.286%,
     4/15/13 .................................................................   United States        2,292,000           2,263,933
                                                                                                                      --------------
                                                                                                                         13,294,891
                                                                                                                      --------------
    DIVERSIFIED FINANCIAL SERVICES 5.0%
  e Ford Credit Floorplan Master Owner Trust, 2006, A, FRN, 4.416%,
     6/15/11 .................................................................  United States         1,000,000             994,021
  e Permanent Financing PLC, 4, 3A, FRN, 5.286%, 3/10/24 .....................  United Kingdom          610,000             608,692
  e Popular ABS Mortgage Pass-Through Trust,
       2006-A, A1, FRN, 3.466%, 2/25/36 ......................................   United States          159,574             159,167
       2006-C, A1, FRN, 3.426%, 7/25/36 ......................................   United States          256,636             254,510
  e SLM Student Loan Trust,
       2002-3, A4, FRN, 3.321%, 10/25/16 .....................................   United States          178,240             178,836
       2005-4, A1, FRN, 3.341%, 10/26/15 .....................................   United States          479,039             479,221
       2006-1, A2, FRN, 3.341%, 1/26/15 ......................................   United States          254,158             254,246
       2006-7, A2, FRN, 3.321%, 10/25/16 .....................................   United States        1,026,921           1,029,113
       2007-1, A2, FRN, 3.331%, 1/25/16 ......................................   United States        1,643,940           1,645,517
                                                                                                                      --------------
                                                                                                                          5,603,323
                                                                                                                      --------------
    THRIFTS & MORTGAGE FINANCE 19.1%
  e Citibank Credit Card Issuance Trust,
       2003-A9, A9, FRN, 5.029%, 11/22/10 ....................................   United States        1,700,000           1,696,321
       2007-A1, A1, FRN, 4.874%, 3/22/12 .....................................   United States        2,098,000           2,081,697
       2007-A2, A2, FRN, 4.972%, 5/21/12 .....................................   United States        1,607,000           1,588,513
       2007-A6, A6, FRN, 4.367%, 7/12/12 .....................................   United States        1,532,000           1,514,717
    Citigroup/Deutsche Bank Commercial Mortgage Trust, sub. bond, 2006-CD3,
     C, 5.748%, 10/15/48 .....................................................   United States        2,080,000           1,790,545
b,e Countrywide Asset-Backed Certificates, 2004-SD3, A1, 144A, FRN,
     3.826%, 9/25/34 .........................................................   United States           12,531              10,862
    GE Capital Commercial Mortgage Corp., 2001-3, A2, 6.07%, 6/10/38 .........   United States        5,303,000           5,491,746
    Greenwich Capital Commercial Funding Corp., 2005-GG5, A5, 5.224%,
     4/10/37 .................................................................   United States        1,117,000           1,127,225
  e GS Mortgage Securities Corp. II, 2006-GG6, A4, FRN, 5.553%,
     4/10/38 .................................................................   United States          951,000             947,135


                                                          Semiannual Report | 25

Franklin Global Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN TEMPLETON CORE PLUS FIXED INCOME FUND                                 COUNTRY      PRINCIPAL AMOUNT a        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
    SECURITIES (CONTINUED)
    THRIFTS & MORTGAGE FINANCE (CONTINUED)
  e Impac CMB Trust, 2004-10, 2A, FRN, 3.696%, 3/25/35 ......................   United States          1,064,666      $   1,041,581
  e Indymac Index Mortgage Loan Trust, 2006-AR6, 2A1C, FRN, 3.586%,
        6/25/47 .............................................................   United States          1,624,334          1,329,520
    LB-UBS Commercial Mortgage Trust, 2006-C1, A4, 5.156%, 2/15/31 ..........   United States          2,117,000          2,050,217
  e Washington Mutual Inc., 2004-AR2, A, FRN, 6.062%, 4/25/44 ...............   United States            563,468            555,662
                                                                                                                      --------------
                                                                                                                         21,225,741
                                                                                                                      --------------
    TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
      SECURITIES (COST $40,683,398) .........................................                                            40,123,955
                                                                                                                      --------------
    FOREIGN GOVERNMENT AND AGENCY SECURITIES 11.0%
  e Government of Japan, FRN, 1.20%, 3/20/21 ................................       Japan            119,000,000  JPY     1,125,760
    Government of Malaysia, 3.756%, 4/28/11 .................................     Malaysia             5,300,000  MYR     1,655,841
    Government of Norway, 5.50%, 5/15/09 ....................................      Norway             11,653,000  NOK     2,175,406
  c Government of Russia, Reg S, 12.75%, 6/24/28 ............................      Russia                557,000          1,023,836
    Government of Singapore, 2.375%, 10/01/09 ...............................     Singapore            3,004,000  SGD     2,154,196
    Government of Sweden, 6.50%, 5/05/08 ....................................      Sweden             12,260,000  SEK     1,937,909
  c Government of Venezuela, Reg S, 6.00%, 12/09/20 .........................     Venezuela              565,000            436,462
    Korea Treasury Bond, 5.25%, 9/10/12 .....................................    South Korea       1,100,000,000  KRW     1,173,106
    Nota Do Tesouro Nacional, 9.762%, 1/01/17 ...............................      Brazil                  1,210g BRL       585,268
                                                                                                                      --------------
    TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
      (COST $11,078,516) ....................................................                                            12,267,784
                                                                                                                      --------------
    U.S. GOVERNMENT AND AGENCY SECURITIES 11.1%
    U.S. Treasury Bond,
        4.50%, 2/15/36 ......................................................   United States          1,029,000          1,051,831
        5.00%, 5/15/37 ......................................................   United States          1,384,000          1,533,321
        5.375%, 2/15/31 .....................................................   United States            848,000            972,087
        7.25%, 8/15/22 ......................................................   United States            568,000            756,860
    U.S. Treasury Note,
        4.625%, 7/31/12 .....................................................   United States          3,764,000          4,061,887
        3.375%, 11/30/12 ....................................................   United States            956,000            980,199
        3.625%, 12/31/12 ....................................................   United States          2,925,000          3,034,919
                                                                                                                      --------------
    TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
      (COST $11,757,944) ....................................................                                            12,391,104
                                                                                                                      --------------

                                                                                                   -------------
                                                                                                       SHARES
                                                                                                   -------------
    PREFERRED STOCKS 2.8%
    DIVERSIFIED TELECOMMUNICATION SERVICES 1.7%
  b Centaur Funding Corp., 9.08%, pfd., B, 144A .............................   United States              1,683          1,858,137
                                                                                                                      --------------
    THRIFTS & MORTGAGE FINANCE 1.1%
  h FHLMC, 8.375%, pfd. .....................................................   United States             23,000            617,550
    FNMA, 8.25%, pfd. .......................................................   United States             24,000            634,080
                                                                                                                      --------------
                                                                                                                          1,251,630
                                                                                                                      --------------
    TOTAL PREFERRED STOCKS (COST $3,354,848) ................................                                             3,109,767
                                                                                                                      --------------
    TOTAL LONG TERM INVESTMENTS (COST $136,784,927) .........................                                           137,372,756
                                                                                                                      --------------


26 | Semiannual Report

Franklin Global Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN TEMPLETON CORE PLUS FIXED INCOME FUND                                    COUNTRY   PRINCIPAL AMOUNT a        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS 4.5%
    U.S. GOVERNMENT AND AGENCY SECURITY (COST $1,402,034) 1.2%
  i U.S. Treasury Note, 5.50%, 2/15/08 ......................................      United States       1,400,000      $   1,402,407
                                                                                                                      --------------
    TOTAL INVESTMENTS BEFORE MONEY MARKET FUND
      (COST $138,186,961) ...................................................                                           138,775,163
                                                                                                                      --------------

                                                                                                   -------------
                                                                                                      SHARES
                                                                                                   -------------
    MONEY MARKET FUND (COST $3,659,786) 3.3%
  j Franklin Institutional Fiduciary Trust Money Market Portfolio, 3.64% ....      United States       3,659,786          3,659,786
                                                                                                                      --------------
    TOTAL INVESTMENTS (COST $141,846,747) 127.8% ............................                                           142,434,949
    NET UNREALIZED LOSS ON CREDIT DEFAULT SWAPS (0.9)% ......................                                            (1,029,988)
    NET UNREALIZED GAIN ON FOREIGN EXCHANGE CONTRACTS 0.0% k ................                                                 2,968
    OTHER ASSETS, LESS LIABILITIES (26.9)% ..................................                                           (29,993,547)
                                                                                                                      --------------
    NET ASSETS 100.0% .......................................................                                         $ 111,414,382
                                                                                                                      ==============

See Currency and Selected Portfolio Abbreviations on page 28.

a The principal amount is stated in U.S. dollars unless otherwise indicated.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At January 31, 2008, the aggregate value of these securities was $3,665,444, representing 3.29% of net assets.

c Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At January 31, 2008, the aggregate value of these securities was $2,469,131, representing 2.22% of net assets.

d Perpetual bond with no stated maturity date.

e The coupon rate shown represents the rate at period end.

f A portion or all of the security purchased on a to-be-announced basis. See
Note 1(c).

g Principal amount is stated in 1000 Brazilian Real units.

h Non-income producing for the twelve months ended January 31, 2008.

i Security or a portion of the security has been segregated as collateral for open swap agreements. At January 31, 2008, the value of the security pledged amounted to $1,252,149.

j See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

k Rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 27

Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2008 (UNAUDITED)

CURRENCY ABBREVIATIONS

BRL   - Brazilian Real
JPY   - Japanese Yen
KRW   - South Korean Won
MYR   - Malaysian Ringgit
NOK   - Norwegian Krone
SEK   - Swedish Krona
SGD   - Singapore Dollar

SELECTED PORTFOLIO ABBREVIATIONS

FHLMC - Federal Home Loan Mortgage Corp.
FNMA  - Federal National Mortgage Association
FRN   - Floating Rate Note
MTN   - Medium Term Note


28 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Global Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
January 31, 2008 (unaudited)

                                                                                                    --------------------------------
                                                                                                       FRANKLIN        FRANKLIN
                                                                                                       TEMPLETON       TEMPLETON
                                                                                                      CORE FIXED    CORE PLUS FIXED
                                                                                                      INCOME FUND     INCOME FUND
                                                                                                    --------------------------------
Assets:
   Investments in securities:
     Cost - Unaffiliated issuers ................................................................   $  36,086,780   $   138,186,961
     Cost - Sweep Money Fund (Note 7) ...........................................................       3,033,765         3,659,786
                                                                                                    --------------------------------
     Total cost of investments ..................................................................   $  39,120,545   $   141,846,747
                                                                                                    ================================
     Value - Unaffiliated issuers ...............................................................   $  35,689,831   $   138,775,163
     Value - Sweep Money Fund (Note 7) ..........................................................       3,033,765         3,659,786
                                                                                                    --------------------------------
     Total value of investments .................................................................      38,723,596       142,434,949
   Foreign currency, at value (cost $929,548) ...................................................              --           937,083
   Receivables:
     Investment securities sold .................................................................              --            12,225
     Capital shares sold ........................................................................       1,485,000               106
     Interest ...................................................................................         231,295         1,021,243
   Swap premiums paid ...........................................................................             846            13,636
   Unrealized gain on forward exchange contracts (Note 9) .......................................              --            52,364
   Unrealized gain on swap agreements (Note 8) ..................................................          15,776            57,940
   Other assets .................................................................................           4,672            17,129
                                                                                                    --------------------------------
       Total assets .............................................................................      40,461,185       144,546,675
                                                                                                    ================================
Liabilities:
   Payables:
     Investment securities purchased ............................................................       8,399,356        31,559,187
     Capital shares redeemed ....................................................................             126           165,113
     Affiliates .................................................................................           6,693            31,285
     Accrued swap premium .......................................................................             714             1,155
   Swap premiums received .......................................................................          59,884           229,075
   Unrealized loss on forward exchange contracts (Note 9) .......................................              --            49,396
   Unrealized loss on swap agreements (Note 8) ..................................................         214,284         1,087,928
   Accrued expenses and other liabilities .......................................................          24,455             9,154
                                                                                                    --------------------------------
       Total liabilities ........................................................................       8,705,512        33,132,293
                                                                                                    --------------------------------
         Net assets, at value ...................................................................   $  31,755,673   $   111,414,382
                                                                                                    ================================
Net assets consist of:
   Paid-in capital ..............................................................................   $  32,512,814   $   110,894,198
   Undistributed net investment income ..........................................................         189,330         1,141,403
   Net unrealized appreciation (depreciation) ...................................................        (595,457)         (423,199)
   Accumulated net realized gain (loss) .........................................................        (351,014)         (198,020)
                                                                                                    --------------------------------
         Net assets, at value ...................................................................   $  31,755,673   $   111,414,382
                                                                                                    ================================
Shares outstanding ..............................................................................       3,274,273        10,703,853
                                                                                                    ================================
Net asset value and maximum offering price per share a ..........................................   $        9.70   $         10.41
                                                                                                    ================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 29

Franklin Global Trust

STATEMENTS OF OPERATIONS
for the six months ended January 31, 2008 (unaudited)

                                                                                    ----------------------------------
                                                                                        FRANKLIN         FRANKLIN
                                                                                       TEMPLETON         TEMPLETON
                                                                                       CORE FIXED     CORE PLUS FIXED
                                                                                      INCOME FUND       INCOME FUND
                                                                                    ----------------------------------
Investment income:
   Dividends:
      Unaffiliated issuers ......................................................   $        20,361   $        76,408
      Sweep Money Fund (Note 7) .................................................           100,057           197,502
   Interest .....................................................................           692,630         2,794,264
                                                                                    ----------------------------------
         Total investment income ................................................           813,048         3,068,174
                                                                                    ----------------------------------
Expenses:
   Management fees (Note 3a) ....................................................            38,556           160,271
   Administrative fees (Note 3b) ................................................            29,887           115,146
   Transfer agent fees (Note 3c) ................................................                67               254
   Custodian fees (Note 4) ......................................................               407             7,280
   Reports to shareholders ......................................................             2,812             8,315
   Registration and filing fees .................................................             8,647            17,339
   Professional fees ............................................................            11,432            11,456
   Trustees' fees and expenses ..................................................             1,151             4,219
   Other ........................................................................             4,816             3,888
                                                                                    ----------------------------------
         Total expenses .........................................................            97,775           328,168
         Expense reductions (Note 4) ............................................              (100)             (441)
         Expenses waived/paid by affiliates (Note 3d) ...........................           (30,449)          (80,286)
                                                                                    ----------------------------------
            Net expenses ........................................................            67,226           247,441
                                                                                    ----------------------------------
               Net investment income ............................................           745,822         2,820,733
                                                                                    ----------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...............................................................           599,376         2,669,029
      Foreign currency transactions .............................................               239           (85,720)
      Swap agreements ...........................................................             5,544           (87,480)
                                                                                    ----------------------------------
               Net realized gain (loss) .........................................           605,159         2,495,829
                                                                                    ----------------------------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ...............................................................          (312,343)          314,706
      Translation of assets and liabilities denominated in foreign currencies ...                --            14,364
                                                                                    ----------------------------------
               Net change in unrealized appreciation (depreciation) .............          (312,343)          329,070
                                                                                    ----------------------------------
Net realized and unrealized gain (loss) .........................................           292,816         2,824,899
                                                                                    ----------------------------------
Net increase (decrease) in net assets resulting from operations .................   $     1,038,638   $     5,645,632
                                                                                    ==================================


30 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Global Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                --------------------------------------------------------------------
                                                                      FRANKLIN TEMPLETON                 FRANKLIN TEMPLETON
                                                                    CORE FIXED INCOME FUND           CORE PLUS FIXED INCOME FUND
                                                                --------------------------------------------------------------------
                                                                SIX MONTHS ENDED                    SIX MONTH ENDED
                                                                JANUARY 31, 2008     YEAR ENDED    JANUARY 31, 2008     YEAR ENDED
                                                                  (UNAUDITED)      JULY 31, 2007      (UNAUDITED)     JULY 31, 2007
                                                                --------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .................................   $        745,822   $   1,286,820   $      2,820,733   $   4,853,665
      Net realized gain (loss) from investments, foreign
         currency transactions, and swap agreements .........            605,159        (127,419)         2,495,829          74,313
      Net change in unrealized appreciation (depreciation)
         on investments and translation of assets and
         liabilities denominated in foreign currencies ......           (312,343)       (186,283)           329,070        (259,220)
                                                                --------------------------------------------------------------------
            Net increase (decrease) in net assets resulting
               from operations ..............................          1,038,638         973,118          5,645,632       4,668,758
                                                                --------------------------------------------------------------------
   Distributions to shareholders from net investment
      income ................................................           (645,155)     (1,294,491)        (2,431,180)     (5,160,935)
   Capital share transactions (Note 2) ......................          1,691,553       9,676,194          6,207,665       5,212,746
                                                                --------------------------------------------------------------------
            Net increase (decrease) in net assets ...........          2,085,036       9,354,821          9,422,117       4,720,569
Net assets:
   Beginning of period ......................................         29,670,637      20,315,816        101,992,265      97,271,696
                                                                --------------------------------------------------------------------
   End of period ............................................   $     31,755,673   $  29,670,637   $    111,414,382   $ 101,992,265
                                                                ====================================================================
Undistributed net investment income included in net assets:
   End of period ............................................   $        189,330   $      88,663   $      1,141,403   $     751,850
                                                                ====================================================================


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 31

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of eight separate funds. The Franklin Templeton Core Fixed Income Fund is diversified, and the Franklin Templeton Core Plus Fixed Income Fund is non-diversified. The financial statements of the remaining funds in the Trust are presented separately.

The following summarizes the Funds' significant accounting policies.

A.    SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the


32 | Semiannual Report

Franklin Global Trust

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A.    SECURITY VALUATION (CONTINUED)

fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B.    FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C.    SECURITIES PURCHASED ON A TBA BASIS

The Funds may purchase securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D.    FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


                                                          Semiannual Report | 33

Franklin Global Trust

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D.    FOREIGN CURRENCY CONTRACTS (CONTINUED)

The Franklin Templeton Core Plus Fixed Income Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E.    CREDIT DEFAULT SWAPS

The Funds may purchase or sell credit default swap contracts to manage or gain exposure to credit risk. Credit default swaps are agreements between two parties whereby the buyer receives credit protection and the seller guarantees the credit worthiness of a referenced debt obligation. The buyer pays the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. Such periodic payments are accrued daily and recorded as realized gain or loss upon receipt or payment there of in the Statement of Operations. In return, the buyer would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation.

Credit default swaps are marked to market daily based upon quotations from the market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Any payment received or paid to initiate a contract is recorded as a liability or asset in the Statement of Assets and Liabilities and amortized over the life of the contract as a realized gain or loss. When the swap contract is terminated early, the Funds record a realized gain or loss for any payments received or paid.

The risks of credit default swaps include unfavorable changes in interest rates, an illiquid secondary market and the possible inability of the counterparty to fulfill its obligations under the agreement, which may be in excess of the amount reflected in the Statement of Assets and Liabilities. Cash and/or securities are maintained by the Funds' custodian in segregated accounts as disclosed in the Statement of Investments.


34 | Semiannual Report

Franklin Global Trust

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F.    MORTGAGE DOLLAR ROLLS

The Funds enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Funds and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Funds upon entering into the mortgage dollar roll. In addition, the Funds may earn interest on the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Funds are not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

G.    INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

H.    SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

I.    ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                                                          Semiannual Report | 35

Franklin Global Trust

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J.    REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the funds and accounted for as an addition to paid-in capital. There were no redemption fees for the period.

K.    GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.    SHARES OF BENEFICIAL INTEREST

At January 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                        --------------------------------------------------------
                                          FRANKLIN TEMPLETON CORE      FRANKLIN TEMPLETON CORE
                                             FIXED INCOME FUND         PLUS FIXED INCOME FUND
                                        --------------------------------------------------------
                                          SHARES         AMOUNT        SHARES         AMOUNT
                                        --------------------------------------------------------
Six Months ended January 31, 2008
   Shares sold ......................      470,782   $   4,562,062    1,601,214   $  16,372,718
   Shares issued in reinvestment of
      distributions .................        7,248          69,622       74,292         761,795
   Shares redeemed ..................     (303,614)     (2,940,131)  (1,050,905)    (10,926,848)
                                        --------------------------------------------------------
   Net increase (decrease) ..........      174,416   $   1,691,553      624,601   $   6,207,665
                                        ========================================================
Year ended July 31, 2007
   Shares sold ......................    2,303,611   $  22,473,947    1,991,039   $  20,551,715
   Shares issued in reinvestment of
      distributions .................       23,247         225,620      140,433       1,436,888
   Shares redeemed ..................   (1,338,466)    (13,023,373)  (1,627,600)    (16,775,857)
                                        --------------------------------------------------------
   Net increase (decrease) ..........      988,392   $   9,676,194      503,872   $   5,212,746
                                        ========================================================


36 | Semiannual Report

Franklin Global Trust

3.    TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                                AFFILIATION
--------------------------------------------------------------------------------
Fiduciary International, Inc. (Fiduciary)                 Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)  Investment manager
Franklin Templeton Services, LLC (FT Services)            Administrative manager
Franklin Templeton Investor Services, LLC (Investor
   Services)                                              Transfer agent

A.    MANAGEMENT FEES

The Funds pay an investment management fee to Fiduciary of 0.30% per year of the average daily net assets of each of the Funds.

Under a subadvisory agreement, FT Institutional, an affiliate of Fiduciary, provides subadvisory services to the Funds and receives from Fiduciary fees based on the average daily net assets of the Funds.

B.    ADMINISTRATIVE FEES

The Funds pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Funds.

C.    TRANSFER AGENT FEES

For the period ended January 31, 2008, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                 -------------------------------
                                                   FRANKLIN        FRANKLIN
                                                  TEMPLETON        TEMPLETON
                                                  CORE FIXED    CORE PLUS FIXED
                                                 INCOME FUND      INCOME FUND
                                                 -------------------------------
Transfer agent fees ..........................   $        23    $           120

D.    WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and Fiduciary have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through November 30, 2008. Total expenses waived or paid are not subject to reimbursement by the Funds subsequent to the Funds' fiscal year end. After November 30, 2008, FT Services and Fiduciary may discontinue this waiver at any time upon notice to the Funds' Board of Trustees.


                                                          Semiannual Report | 37

Franklin Global Trust

4.    EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended January 31, 2008, the custodian fees were reduced as noted in the Statements of Operations.

5.    INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At July 31, 2007, the capital loss carryforwards were as follows:

                                                 -------------------------------
                                                    FRANKLIN        FRANKLIN
                                                   TEMPLETON       TEMPLETON
                                                  CORE FIXED    CORE PLUS FIXED
                                                  INCOME FUND     INCOME FUND
                                                 -------------------------------
Capital loss carryforwards expiring in:
   2014 ......................................   $    156,633   $       198,370
   2015 ......................................        431,590         1,351,118
                                                 -------------------------------
                                                 $    588,223   $     1,549,488
                                                 ===============================

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At July 31, 2007, the Franklin Templeton Core Fixed Income Fund and the Franklin Templeton Core Plus Fixed Income Fund deferred realized capital losses of $350,792 and 1,087,736, respectively.

At January 31, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                 -------------------------------
                                                   FRANKLIN         FRANKLIN
                                                   TEMPLETON       TEMPLETON
                                                  CORE FIXED    CORE PLUS FIXED
                                                  INCOME FUND     INCOME FUND
                                                 -------------------------------
Cost of investments ..........................   $ 39,195,784   $   142,060,944
                                                 ===============================

Unrealized appreciation ......................   $    429,437   $     2,637,567
Unrealized depreciation ......................       (901,625)       (2,263,562)
                                                 -------------------------------
Net unrealized appreciation (depreciation) ...   $   (472,188)  $       374,005
                                                 ===============================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, mortgage dollar roll, paydown losses, credit default swaps, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar roll, paydown losses, credit default swaps, and bond discounts and premiums.


38 | Semiannual Report

Franklin Global Trust

6.    INVESTMENT TRANSACTIONS

Purchases and sales (excluding short term securities) for the period ended January 31, 2008, were as follows:

                                                 -------------------------------
                                                    FRANKLIN        FRANKLIN
                                                   TEMPLETON       TEMPLETON
                                                   CORE FIXED   CORE PLUS FIXED
                                                  INCOME FUND      INCOME FUND
                                                 -------------------------------
Purchases ....................................   $ 89,339,594   $   357,326,694
Sales ........................................   $ 88,223,022   $   357,665,506

7.    INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET
      PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8.    CREDIT DEFAULT SWAPS

At January 31, 2008, the Funds had the following credit default swap contracts outstanding:

                                                           ------------------------------------------------------------
                                                                       PERIODIC
                                                            NOTIONAL    PAYMENT   EXPIRATION   UNREALIZED   UNREALIZED
                                                             AMOUNT      RATE        DATE         GAIN         LOSS
                                                           ------------------------------------------------------------
FRANKLIN CORE FIXED INCOME FUND
CONTRACTS TO BUY PROTECTION
REFERENCED DEBT OBLIGATION (SWAP COUNTERPARTY)
Allstate Corp. (JP Morgan) .............................   $ 300,000     0.25%      9/20/17    $    7,747   $       --
Centurytel, Inc.
   (Credit Suisse International) .......................     300,000     0.38%      9/20/12         8,029           --

CONTRACTS TO SELL PROTECTION
REFERENCED DEBT OBLIGATION (SWAP COUNTERPARTY)
CMBX.NA.BBB.2
   (Credit Suisse International) .......................     450,000     0.60%      3/15/49            --     (161,065)
CMBX.NA.BBB.2 (JP Morgan) ..............................     225,000     0.60%      3/15/49            --      (53,219)
                                                                                               ------------------------
   Unrealized gain (loss) on credit default swaps ..........................................       15,776     (214,284)
                                                                                               ------------------------
      Net unrealized gain (loss) on credit default swaps ...................................                $ (198,508)
                                                                                                            ===========


                                                          Semiannual Report | 39

Franklin Global Trust

8. CREDIT DEFAULT SWAPS (CONTINUED)

                                             ---------------------------------------------------------------
                                                           PERIODIC
                                               NOTIONAL     PAYMENT   EXPIRATION   UNREALIZED    UNREALIZED
                                                AMOUNT       RATE        DATE         GAIN          LOSS
                                             ---------------------------------------------------------------
FRANKLIN CORE PLUS FIXED INCOME FUND
CONTRACTS TO BUY PROTECTION
REFERENCED DEBT OBLIGATION (SWAP COUNTERPARTY)
Allstate Corp. (JP Morgan) ...............   $ 1,000,000     0.25%      9/20/17    $   25,822   $        --
Centurytel, Inc.
   (Credit Suisse International) .........     1,200,000     0.38%      9/20/12        32,118            --

CONTRACTS TO SELL PROTECTION
REFERENCED DEBT OBLIGATION (SWAP COUNTERPARTY)
CMBX.NA.BBB.2
   (Credit Suisse International) .........     1,550,000     0.60%      3/15/49            --      (554,778)
CMBX.NA.BBB.2 (JP Morgan) ................       855,000     0.60%      3/15/49            --      (202,150)
LCDX.NA.9 (JP Morgan) ....................     5,000,000     2.25%     12/20/12            --      (331,000)
                                                                                   -------------------------
   Unrealized gain (loss) on credit default swaps ..............................       57,940    (1,087,928)
                                                                                   -------------------------
     Net unrealized gain (loss) on credit default swaps ........................                $(1,029,988)
                                                                                                ============

9. FORWARD EXCHANGE CONTRACTS

At January 31, 2008, the Franklin Templeton Core Plus Fixed Income Fund had the following forward exchange contracts outstanding:

                                                          --------------------------------------------------
                                                           CONTRACT   SETTLEMENT   UNREALIZED    UNREALIZED
                                                           AMOUNT a      DATE         GAIN         (LOSS)
                                                          --------------------------------------------------
FRANKLIN TEMPLETON CORE PLUS FIXED INCOME FUND
CONTRACTS TO BUY
 45,572,000   Indian Rupee ............................   1,154,306     2/19/08    $    4,406   $        --
  5,291,000   Malaysian Ringitt .......................   1,627,750     3/14/08         6,668            --
     76,000   Euro ....................................     111,462     3/17/08         1,403            --
246,660,000   Japanese Yen ............................   2,300,933     3/31/08        28,142            --

CONTRACTS TO SELL
  1,686,000   Singapore Dollar ........................   1,159,361     2/19/08            --       (31,249)
  2,978,000   Euro ....................................   4,434,242     3/17/08        11,745            --
119,000,000   Japanese Yen ............................   1,109,040     3/17/08            --       (13,597)
    620,000   Euro ....................................     915,740     3/31/08            --        (4,550)
                                                                                   -------------------------
Unrealized gain (loss) on forward exchange contracts ...........................       52,364       (49,396)
                                                                                   -------------------------
   Net unrealized gain (loss) on forward exchange contracts ....................   $    2,968
                                                                                   ==========

a In U.S. dollars unless otherwise indicated.


40 | Semiannual Report

Franklin Global Trust

10. SHAREHOLDER CONCENTRATIONS

The Franklin Templeton Core Fixed Income Fund has a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund. At January 31, 2008, the fund had two unaffiliated shareholders, one holding 51%, and the other holding 27% of the fund's outstanding shares.

11. CREDIT RISK

The Franklin Templeton Core Plus Fixed Income Fund has 5.33% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

12. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (SEC), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (marketing support), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the Company), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.


                                                          Semiannual Report | 41

Franklin Global Trust

12. REGULATORY AND LITIGATION MATTERS (CONTINUED)

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

13. NEW ACCOUNTING PRONOUNCEMENTS

The Funds adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (FIN 48), on January 31, 2008. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. The Funds have reviewed the tax positions for each of the three open tax years as of July 31, 2007 and have determined that the implementation of FIN 48 did not have a material impact on the Funds' financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


42 | Semiannual Report

Franklin Global Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 43

                       This page intentionally left blank.

     [LOGO](R)       FRANKLIN TEMPLETON INSTITUTIONAL
FRANKLIN TEMPLETON
   INSTITUTIONAL     600 Fifth Avenue
                     New York, NY 10020

SEMIANNUAL REPORT

FRANKLIN GLOBAL TRUST

FRANKLIN TEMPLETON CORE FIXED INCOME FUND
FRANKLIN TEMPLETON CORE PLUS FIXED INCOME FUND

INVESTMENT MANAGER

Fiduciary International, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES

1-800/321-8563
ftinstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FGT2 S2008 03/08



















                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                    JANUARY 31, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    SEMIANNUAL REPORT AND SHAREHOLDER LETTER             SECTOR
--------------------------------------------------------------------------------

                                                    WANT TO RECEIVE
                                                    THIS DOCUMENT
                                                    FASTER VIA EMAIL?
                 FRANKLIN GLOBAL
                 REAL ESTATE FUND                   Eligible shareholders can
                                                    sign up for eDelivery at
                                                    franklintempleton.com.
                                                    See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                               Franklin Templeton Investments

                               GAIN FROM OUR PERSPECTIVE(R)

                               Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE          Each of our portfolio management groups operates
                               autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                               FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                               TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                               MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION           Because our management groups work independently
                               and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      At Franklin Templeton Investments, we seek to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Franklin Global Real Estate Fund ..........................................    3

Performance Summary .......................................................    8

Your Fund's Expenses ......................................................   11

Financial Highlights and Statement of Investments .........................   13

Financial Statements ......................................................   19

Notes to Financial Statements .............................................   23

Tax Designation ...........................................................   33

Shareholder Information ...................................................   34

--------------------------------------------------------------------------------

Shareholder Letter

Dear Shareholder:

Global economic growth remained resilient during the six months under review despite a credit crunch prompted by the deteriorating U.S. housing sector. Robust economic growth in many emerging markets contrasted with more moderate growth in developed markets where lack of financial liquidity had a larger impact. Strong economic growth and rising interest rates in many economies contrasted with the U.S.'s weak growth and falling interest rates, which caused significant U.S. dollar depreciation during the year. U.S. equity market volatility spread in August to global capital markets as concerns surfaced about slower U.S. growth negatively impacting other parts of the world. Overall, global stock markets posted tepid but positive total returns while emerging markets reported double-digit gains.

In the enclosed semiannual report for Franklin Global Real Estate Fund, the portfolio managers discuss market conditions, investment management decisions and Fund performance during the period under review. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, FRANKLINTEMPLETON.COM provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and

--------------------------------------------------------------------------------

eDELIVERY DETAILS

Log in at franklintempleton.com and click on eDelivery. Shareholders who are registered at franklintempleton.com can receive these reports via email. Not all accounts are eligible for eDelivery.

-----------------------------------------------------
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-----------------------------------------------------


                                           Not part of the semiannual report | 1
find helpful financial planning tools. We hope you will take advantage of these online services.

As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market environments.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
President and Chief Executive Officer - Investment Management
Franklin Global Trust

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF JANUARY 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


2 | Not part of the semiannual report

Semiannual Report

Franklin Global Real Estate Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Global Real Estate Fund seeks high total return. Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of companies located anywhere in the world that operate in the real estate sector, including mainly real estate investment trusts (REITs) and REIT-like entities. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 1/31/08

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Real Estate Investment Trusts .........................................   91.7%
Real Estate Investment & Development ..................................    2.5%
Short-Term Investments & Other Net Assets .............................    5.8%

--------------------------------------------------------------------------------

This semiannual report for Franklin Global Real Estate Fund covers the period ended January 31, 2008.

PERFORMANCE OVERVIEW

Franklin Global Real Estate Fund - Class A had a cumulative total return of -10.96% for the six months under review. The Fund underperformed its benchmark, the Standard & Poor's (S&P)/Citigroup BMI Global REIT Index (hedged

1. REITs are real estate investment trust companies, usually with publicly traded stock, that manage a portfolio of income-producing real estate properties such as apartments, hotels, industrial properties, office buildings or shopping centers. The Fund predominantly invests in "equity" REITs, which also take ownership positions in real estate. Shareholders of equity REITs generally receive income from rents received and receive capital gains when properties are sold at a profit. REITs are generally operated by experienced property management teams and typically concentrate on a specific geographic region or property type.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 16.


                                                           Semiannual Report | 3

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 1/31/08

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

U.S.                                                                      47.8%
Australia                                                                 17.5%
U.K.                                                                      10.0%
Japan                                                                      7.1%
France                                                                     3.8%
Canada                                                                     3.1%
Hong Kong                                                                  1.9%
Netherlands                                                                1.8%
Singapore                                                                  1.1%
China                                                                      0.1%
Short-Term Investments & Other Net Assets                                  5.8%

into U.S. dollars), which returned -7.03% for the same period. 2 You can find more of the Fund's performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

The reporting period was marked by volatility for the global real estate market in general as concerns about fallout from the U.S. subprime mortgage crisis, the liquidity crunch, and more recently, a U.S.-led economic slowdown, took a toll on investor confidence. As a result, most major real estate investment trust
(REIT) markets declined, with the steepest losses occurring in major developed countries where REITs have performed well over the past five years. In local currency terms, as measured by the S&P/Citigroup BMI Global REIT Index, U.K. REITs declined 9.10% for the six months ended January 31, 2008. 2 French and U.S. REITs were also substantially lower, falling 12.66% and 3.95% for the period. 2 REIT markets in Belgium and the Netherlands were generally more resilient, but still ended the period with losses, returning -1.10% and -3.78% in local currency. 2 Asian markets were mixed, with the Hong Kong market gaining +13.68%, while in Japan and Singapore, REITs ended the period down 22.74% and 21.16%. 2 During the reporting period, property buying activity contracted substantially. Private equity funds, which had previously represented a significant portion of property market buyers, curtailed their purchases due to deteriorating liquidity conditions and limited financial resources.

INVESTMENT STRATEGY

We are research-driven, fundamental investors. We seek to limit price volatility by investing across markets and property types. We also seek to provide a consistently high level of income. We center our active investment strategy on the belief that unsynchronized regional economic activity within the global economy can provide consistent, attractive return opportunities in the global real

2. Source: Standard & Poor's Micropal. The S&P/Citigroup BMI Global REIT Index is designed to measure performance of the investible universe of publicly traded REITs. Index constituents generally derive more than 60% of revenue from real estate development, management, rental, and/or direct investment in physical property and with local REIT or property trust tax status. Local property returns are from country subindexes of the S&P/Citigroup BMI Global REIT Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


4 | Semiannual Report
estate markets. We use a bottom-up, value-oriented stock selection process that incorporates macro level views in the evaluation process. We use top-down macro overlays to provide country/regional, property type, and company size perspectives in identifying international/local cyclical and thematic trends that highlight investment opportunities. We will seek to manage the Fund's exposure to various currencies, and we will generally seek to hedge (protect) against currency risk, largely by using forward currency exchange contracts.

MANAGER'S DISCUSSION

During the six-month reporting period, several Fund holdings performed well relative to the S&P/Citigroup BMI Global REIT Index. Major contributors included U.S. health care REITs Ventas, OMEGA Healthcare Investors and Nationwide Health Properties. Health care REITs outperformed their peers as investors sought refuge in defensive stocks with long duration leases. Their bond-like structures fared well in an environment of decreasing U.S. Treasury yields and Federal Reserve Board interest rate cuts.

Investors should note that we maintained our currency hedging position of being hedged to the U.S. dollar versus most of our non-U.S. holdings. Since the dollar was generally weaker against foreign currencies during the review period, the portfolio returns would have been higher had we not hedged the foreign currency exposure.

There were also some detractors from relative Fund performance such as Eurosic (not part of the index; sold by period-end), Mapletree Logistics Trust and Charter Hall Group. Eurosic suffered from expectations of price declines in the Paris office market. Mapletree Logistics, an industrial REIT in Singapore, was hurt by expectations of slowing world trade and an oversupply of equity offerings from the first half of 2007. Shares of Australian property fund management company Charter Hall declined sharply in January as investors became wary of the company's property fund management model following the December 2007 collapse of Australia's Centro Properties Group.

TOP 10 HOLDINGS
1/31/08

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                             NET ASSETS
--------------------------------------------------------------------------------
Westfield Group                                                            6.0%
   EQUITY REIT - RETAIL, AUSTRALIA
--------------------------------------------------------------------------------
Equity Residential                                                         4.0%
   EQUITY REIT - APARTMENTS, U.S.
--------------------------------------------------------------------------------
Simon Property Group Inc.                                                  4.0%
   EQUITY REIT - RETAIL, U.S.
--------------------------------------------------------------------------------
Unibail-Rodamco                                                            3.8%
   EQUITY REIT - RETAIL, FRANCE
--------------------------------------------------------------------------------
Vornado Realty Trust                                                       3.4%
   EQUITY REIT - DIVERSIFIED PROPERTY, U.S.
--------------------------------------------------------------------------------
Land Securities Group PLC                                                  3.2%
   EQUITY REIT - DIVERSIFIED PROPERTY, U.K.
--------------------------------------------------------------------------------
Boston Properties Inc.                                                     2.9%
   EQUITY REIT - OFFICE, U.S.
--------------------------------------------------------------------------------
ProLogis                                                                   2.7%
   EQUITY REIT - INDUSTRIAL, U.S.
--------------------------------------------------------------------------------
Kimco Realty Corp.                                                         2.7%
   EQUITY REIT - RETAIL, U.S.
--------------------------------------------------------------------------------
Public Storage                                                             2.5%
   EQUITY REIT - STORAGE, U.S.
--------------------------------------------------------------------------------


                                                           Semiannual Report | 5

Thank you for your continued participation in Franklin Global Real Estate Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]  /s/ John W. Foster

                 John W. Foster

[PHOTO OMITTED]  /s/ Boris E. Pialloux

                 Boris E. Pialloux, CFA

[PHOTO OMITTED]  /s/ David Levy

                 David Levy

                 Portfolio Management Team
                 Franklin Global Real Estate Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JANUARY 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Semiannual Report

--------------------------------------------------------------------------------
BORIS PIALLOUX assumed portfolio manager responsibilities for Franklin Global Real Estate Fund in October 2007. He focuses on the analysis of European property stocks.

Prior to joining Franklin Templeton Investments in 2006, Mr. Pialloux was an equity analyst with Deutsche Asset Management/Scudder, and held business development and marketing positions with Mitchell Hutchins (UBS Paine Webber), Weiss, Peck & Greer (Robeco Group), and Societe Generale Asset Management. He holds an M.B.A. in finance from the University of Texas. He is a Chartered Financial Analyst (CFA) Charterholder.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DAVID LEVY assumed portfolio manager responsibilities for Franklin Global Real Estate Fund in December 2007. He focuses on the analysis of U.S. real estate stocks.

Prior to joining Franklin Templeton, Mr. Levy spent more than 16 years at New York Life Investment Management where, since 1997, he was a portfolio manager for New York Life's REIT portfolios. Mr. Levy's experience at New York Life Investment Management also included portfolio management for convertible securities and analysis of corporate bonds. Prior to this, Mr. Levy was employed by Alexander & Alexander in Atlanta, Georgia, as a retirement plan manager. Mr. Levy holds an M.B.A. with a concentration in finance and international business from Columbia University's School of Business and a B.A. in mathematics from Emory University.
--------------------------------------------------------------------------------


                                                           Semiannual Report | 7

Performance Summary as of 1/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------
CLASS A (SYMBOL: FAGRX)                      CHANGE    1/31/08    7/31/07
--------------------------------------------------------------------------
Net Asset Value (NAV)                        -$1.49      $9.38     $10.87
--------------------------------------------------------------------------
DISTRIBUTIONS (8/1/07-1/31/08)
--------------------------------------------------------------------------
Dividend Income                   $0.2940
--------------------------------------------------------------------------
Short-Term Capital Gain           $0.0003
--------------------------------------------------------------------------
Long-Term Capital Gain            $0.0008
--------------------------------------------------------------------------
   TOTAL                          $0.2951
--------------------------------------------------------------------------
CLASS C (SYMBOL: N/A)                        CHANGE    1/31/08    7/31/07
--------------------------------------------------------------------------
Net Asset Value (NAV)                        -$1.47      $9.35     $10.82
--------------------------------------------------------------------------
DISTRIBUTIONS (8/1/07-1/31/08)
--------------------------------------------------------------------------
Dividend Income                   $0.2526
--------------------------------------------------------------------------
Short-Term Capital Gain           $0.0003
--------------------------------------------------------------------------
Long-Term Capital Gain            $0.0008
--------------------------------------------------------------------------
   TOTAL                          $0.2537
--------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FVGRX)                CHANGE    1/31/08    7/31/07
--------------------------------------------------------------------------
Net Asset Value (NAV)                        -$1.49      $9.40     $10.89
--------------------------------------------------------------------------
DISTRIBUTIONS (8/1/07-1/31/08)
--------------------------------------------------------------------------
Dividend Income                   $0.3169
--------------------------------------------------------------------------
Short-Term Capital Gain           $0.0003
--------------------------------------------------------------------------
Long-Term Capital Gain            $0.0008
--------------------------------------------------------------------------
   TOTAL                          $0.3180
--------------------------------------------------------------------------


8 | Semiannual Report

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

------------------------------------------------------------------------------------
                                                                      COMMENCEMENT
                                                                      OF OPERATIONS
CLASS A                                          6-MONTH    1-YEAR      (6/16/06)
------------------------------------------------------------------------------------
Cumulative Total Return 2                         -10.96%   -20.86%       +0.08%
------------------------------------------------------------------------------------
Average Annual Total Return 3                     -16.06%   -25.40%       -3.52%
------------------------------------------------------------------------------------
Value of $10,000 Investment 4                    $ 8,394   $ 7,460      $ 9,433
------------------------------------------------------------------------------------
Avg. Ann. Total Return (12/31/07) 5                         -17.18%       -0.16%
------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6
------------------------------------------------------------------------------------
      Without Waiver                    1.85%
------------------------------------------------------------------------------------
      With Waiver                       1.40%
------------------------------------------------------------------------------------
                                                                      COMMENCEMENT
                                                                      OF OPERATIONS
CLASS C                                          6-MONTH    1-YEAR      (6/16/06)
------------------------------------------------------------------------------------
Cumulative Total Return 2                         -11.29%   -21.42%       -1.00%
------------------------------------------------------------------------------------
Average Annual Total Return 3                     -12.15%   -22.18%       -0.62%
------------------------------------------------------------------------------------
Value of $10,000 Investment 4                    $ 8,785   $ 7,782      $ 9,900
------------------------------------------------------------------------------------
Avg. Ann. Total Return (12/31/07) 5                         -13.52%       +3.09%
------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6
------------------------------------------------------------------------------------
      Without Waiver                    2.50%
------------------------------------------------------------------------------------
      With Waiver                       2.05%
------------------------------------------------------------------------------------
                                                                      COMMENCEMENT
                                                                      OF OPERATIONS
ADVISOR CLASS                                    6-MONTH    1-YEAR      (6/16/06)
------------------------------------------------------------------------------------
Cumulative Total Return 2                         -10.83%   -20.63%       +0.61%
------------------------------------------------------------------------------------
Average Annual Total Return 3                     -10.83%   -20.63%       +0.37%
------------------------------------------------------------------------------------
Value of $10,000 Investment 4                    $ 8,917   $ 7,937      $10,061
------------------------------------------------------------------------------------
Avg. Ann. Total Return (12/31/07) 5                         -11.79%       +4.09%
------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6
------------------------------------------------------------------------------------
      Without Waiver                    1.50%
------------------------------------------------------------------------------------
      With Waiver                       1.05%
------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

THE MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO LIMIT FUND EXPENSES SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED THE AMOUNT SHOWN WITH WAIVER (OTHER THAN CERTAIN NON-ROUTINE EXPENSES) FOR EACH SHARE CLASS UNTIL 11/30/08.


                                                           Semiannual Report | 9

ENDNOTES

INVESTING IN A NONDIVERSIFIED GLOBAL FUND CONCENTRATING IN REAL ESTATE SECURITIES INVOLVES SPECIAL RISKS, SUCH AS DECLINES IN THE VALUE OF REAL ESTATE AS WELL AS INCREASED SUSCEPTIBILITY TO ADVERSE ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS AFFECTING THE INDUSTRY. FOREIGN INVESTING, ESPECIALLY IN EMERGING MARKETS, INVOLVES ADDITIONAL RISKS SUCH AS CURRENCY AND MARKET VOLATILITY, AS WELL AS POLITICAL AND SOCIAL INSTABILITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Figures are as stated in the Fund's prospectus current as of the date of this report.


10 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------------------------
                                                    BEGINNING ACCOUNT      ENDING ACCOUNT         EXPENSES PAID DURING
CLASS A                                               VALUE 8/1/07         VALUE 1/31/08         PERIOD* 8/1/07-1/31/08
--------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $  890.40                   $ 6.65
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,018.10                   $ 7.10
--------------------------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $  887.10                   $ 9.72
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,014.83                   $10.38
--------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $  891.70                   $ 4.99
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,019.86                   $ 5.33
--------------------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.40%; C: 2.05%; and Advisor:
1.05%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


12 | Semiannual Report

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN GLOBAL REAL ESTATE FUND

                                                    --------------------------------------------
                                                    SIX MONTHS ENDED          YEAR ENDED
                                                    JANUARY 31, 2008           JULY 31,
CLASS A                                                (UNAUDITED)       2007           2006 g
                                                    --------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............      $  10.87        $  10.33        $  10.00
                                                    --------------------------------------------
Income from investment operations a:

   Net investment income b ......................          0.12            0.35            0.03

   Net realized and unrealized gains (losses) ...         (1.32)           0.59            0.30
                                                    --------------------------------------------
Total from investment operations ................         (1.20)           0.94            0.33
                                                    --------------------------------------------
Less distributions from:

   Net investment income ........................         (0.29)          (0.37)             --

   Net realized gains ...........................            -- e         (0.03)             --
                                                    --------------------------------------------
Total distributions .............................         (0.29)          (0.40)             --
                                                    --------------------------------------------
Redemption fees .................................            -- e            -- e            --
                                                    --------------------------------------------
Net asset value, end of period ..................      $   9.38        $  10.87        $  10.33
                                                    ============================================

Total return c ..................................        (10.96)%          8.81%           3.30%

RATIOS TO AVERAGE NET ASSETS d

Expenses before waiver and payments by affiliates
   and expense reduction ........................          1.58%           1.86%           6.25%

Expenses net of waiver and payments by
   affiliates ...................................          1.40%           1.41%           2.09%

Expenses net of waiver and payments by affiliates
   and expense reduction ........................          1.40% f         1.40%           1.40%

Net investment income ...........................          2.25%           2.94%           2.21%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............      $ 27,925        $ 33,409        $  5,488

Portfolio turnover rate .........................         52.06%          81.30%          13.57%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

g For the period June 16, 2006 (commencement of operations) to July 31, 2006.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 13

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

                                                    --------------------------------------------
                                                    SIX MONTHS ENDED          YEAR ENDED
                                                    JANUARY 31, 2008           JULY 31,
CLASS C                                                (UNAUDITED)       2007           2006 g
                                                    --------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............      $  10.82        $  10.32        $  10.00
                                                    --------------------------------------------
Income from investment operations a:

   Net investment income b ......................          0.09            0.29            0.01

   Net realized and unrealized gains (losses) ...         (1.31)           0.58            0.31
                                                    --------------------------------------------
Total from investment operations ................         (1.22)           0.87            0.32
                                                    --------------------------------------------
Less distributions from:

   Net investment income ........................         (0.25)          (0.34)             --

   Net realized gains ...........................            -- e         (0.03)             --
                                                    --------------------------------------------
Total distributions .............................         (0.25)          (0.37)             --
                                                    --------------------------------------------
Redemption fees .................................            -- e            -- e            --
                                                    --------------------------------------------
Net asset value, end of period ..................      $   9.35        $  10.82        $  10.32
                                                    ============================================

Total return c ..................................        (11.29)%          8.13%           3.20%

RATIOS TO AVERAGE NET ASSETS d

Expenses before waiver and payments by affiliates
   and expense reduction ........................          2.23%           2.51%           6.90%

Expenses net of waiver and payments by
   affiliates ...................................          2.05%           2.06%           2.74%

Expenses net of waiver and payments by affiliates
   and expense reduction ........................          2.05% f         2.05%           2.05%

Net investment income ...........................          1.60%           2.29%           1.56%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............      $  7,671        $  9,192        $    140

Portfolio turnover rate .........................         52.06%          81.30%          13.57%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

g For the period June 16, 2006 (commencement of operations) to July 31, 2006.


14 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

                                                    --------------------------------------------
                                                    SIX MONTHS ENDED          YEAR ENDED
                                                    JANUARY 31, 2008           JULY 31,
ADVISOR CLASS                                          (UNAUDITED)       2007           2006 g
                                                    --------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............      $  10.89        $  10.34        $  10.00
                                                    --------------------------------------------
Income from investment operations a:

   Net investment income b ......................          0.13            0.39            0.02

   Net realized and unrealized gains (losses) ...         (1.30)           0.59            0.32
                                                    --------------------------------------------
Total from investment operations ................         (1.17)           0.98            0.34
                                                    --------------------------------------------
Less distributions from:

   Net investment income ........................         (0.32)          (0.40)             --

   Net realized gains ...........................            -- e         (0.03)             --
                                                    --------------------------------------------
Total distributions .............................         (0.32)          (0.43)             --
                                                    --------------------------------------------
Redemption fees .................................            -- e            -- e            --
                                                    --------------------------------------------
Net asset value, end of period ..................      $   9.40        $  10.89        $  10.34
                                                    ============================================

Total return c ..................................        (10.83)%          9.12%           3.40%

RATIOS TO AVERAGE NET ASSETS d

Expenses before waiver and payments by affiliates
   and expense reduction ........................          1.23%           1.51%           5.90%

Expenses net of waiver and payments by
   affiliates  ..................................          1.05%           1.06%           1.74%

Expenses net of waiver and payments by affiliates
   and expense reduction ........................          1.05% f         1.05%           1.05%

Net investment income ...........................          2.60%           3.29%           2.56%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............      $ 70,593        $ 34,631        $  1,221

Portfolio turnover rate .........................         52.06%          81.30%          13.57%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

g For the period June 16, 2006 (commencement of operations) to July 31, 2006.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2008 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------
   FRANKLIN GLOBAL REAL ESTATE FUND                                  COUNTRY            SHARES           VALUE
------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 94.2%
   COMMON STOCKS 93.9%
   EQUITY REIT - APARTMENTS 9.6%
   AvalonBay Communities Inc. ................................   United States           21,100      $  1,982,345
   Camden Property Trust .....................................   United States           31,000         1,529,850
   Equity Residential ........................................   United States          114,400         4,279,704
   Essex Property Trust Inc. .................................   United States              600            62,166
   Nippon Accommodations Fund Inc. ...........................       Japan                   58           327,283
   UDR Inc. ..................................................   United States           89,200         2,036,436
                                                                                                     -------------
                                                                                                       10,217,784
                                                                                                     -------------
   EQUITY REIT - DIVERSIFIED PROPERTY 19.0%
   British Land Co. PLC ......................................   United Kingdom         119,420         2,398,232
   Canadian REIT .............................................       Canada              36,400         1,014,742
   Challenger Diversified Property Group .....................     Australia          1,524,726         1,175,745
   DB RREEF Trust ............................................     Australia            349,877           497,242
   General Property Trust ....................................     Australia            412,013         1,385,368
   Hammerson PLC .............................................   United Kingdom          66,410         1,498,725
   Japan Prime Realty Investment Co. .........................       Japan                  108           339,246
   Kenedix Realty Investment Corp. ...........................       Japan                  100           644,221
   Land Securities Group PLC .................................   United Kingdom         106,880         3,385,361
   Liberty Property Trust ....................................   United States            3,400           109,174
   Mirvac Group ..............................................     Australia            214,298           954,987
   Mori Hills REIT Investment Corp. ..........................       Japan                   65           437,694
   Stockland .................................................     Australia            355,716         2,315,597
   Vornado Realty Trust ......................................   United States           39,500         3,570,800
   Wereldhave NV .............................................    Netherlands             4,180           463,688
                                                                                                     -------------
                                                                                                       20,190,822
                                                                                                     -------------
   EQUITY REIT - HEALTH CARE 5.5%
   HCP Inc. ..................................................   United States           61,900         1,882,379
   Nationwide Health Properties Inc. .........................   United States           56,400         1,779,984
   OMEGA Healthcare Investors Inc. ...........................   United States           29,000           478,500
   Ventas Inc. ...............................................   United States           39,400         1,741,480
                                                                                                     -------------
                                                                                                        5,882,343
                                                                                                     -------------
   EQUITY REIT - HOTELS 2.8%
   Hospitality Properties Trust ..............................   United States           25,200           855,540
   Host Hotels & Resorts Inc. ................................   United States          128,800         2,156,112
                                                                                                     -------------
                                                                                                        3,011,652
                                                                                                     -------------
   EQUITY REIT - INDUSTRIAL 6.4%
   AMB Property Corp. ........................................   United States           20,200         1,022,120
   Brixton PLC ...............................................   United Kingdom          99,325           688,756
   Goodman Group .............................................     Australia            265,082         1,041,064
   ING Industrial Fund .......................................     Australia            145,224           263,034
   Mapletree Logistics Trust .................................     Singapore            202,655           131,576
   ProLogis ..................................................   United States           47,600         2,825,060
   Segro PLC .................................................   United Kingdom          81,300           815,539
                                                                                                     -------------
                                                                                                        6,787,149
                                                                                                     -------------


16 | Semiannual Report

Franklin Global Trust

------------------------------------------------------------------------------------------------------------------
   FRANKLIN GLOBAL REAL ESTATE FUND                                  COUNTRY            SHARES           VALUE
------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   COMMON STOCKS (CONTINUED)
   EQUITY REIT - MANUFACTURED HOMES 0.9%
   Equity Lifestyle Properties Inc. ..........................    United States          12,000      $    524,040
   Sun Communities Inc. ......................................    United States          21,400           413,662
                                                                                                     -------------
                                                                                                          937,702
                                                                                                     -------------
   EQUITY REIT - OFFICE 11.9%
   Boston Properties Inc. ....................................    United States          33,200         3,051,744
   CapitaCommercial Trust ....................................      Singapore           215,000           315,596
   Champion REIT .............................................      Hong Kong           785,886           431,257
   Commonwealth Property Office Fund .........................      Australia         1,250,774         1,558,894
   Corporate Office Properties Trust .........................    United States             400            12,812
   Cousins Properties Inc. ...................................    United States          25,800           686,280
 a Douglas Emmett Inc. .......................................    United States          28,200           644,370
   Highwoods Properties Inc. .................................    United States          17,600           526,768
   Japan Real Estate Investment Co. ..........................        Japan                 121         1,399,699
   Kilroy Realty Corp. .......................................    United States          10,800           529,524
   MID REIT Inc. .............................................        Japan                  77           285,319
   Nippon Building Fund Inc. .................................        Japan                 136         1,573,216
   Nippon Commercial Investment Corp. ........................        Japan                 126           533,246
   Nomura Real Estate Office Fund Inc. .......................        Japan                  80           638,014
   ORIX JREIT Inc. ...........................................        Japan                  76           451,011
                                                                                                     -------------
                                                                                                       12,637,750
                                                                                                     -------------
   EQUITY REIT - OTHER 1.0%
   Annaly Capital Management Inc. ............................    United States          26,900           530,468
   Plum Creek Timber Co. Inc. ................................    United States          12,400           517,700
                                                                                                     -------------
                                                                                                        1,048,168
                                                                                                     -------------
   EQUITY REIT - RETAIL 31.8%
   CapitaMall Trust ..........................................      Singapore           322,589           673,863
   CapitaRetail China Trust ..................................        China             147,000           158,723
   CFS Retail Property Trust .................................      Australia           659,548         1,247,819
   Developers Diversified Realty Corp. .......................    United States          21,800           897,070
   Eurocommercial Properties NV ..............................     Netherlands           27,120         1,425,978
   Federal Realty Investment Trust ...........................    United States          12,800           944,640
   Frontier Real Estate Investment Corp. .....................        Japan                  30           194,959
   General Growth Properties Inc. ............................    United States          29,400         1,073,688
   Japan Retail Fund Investment Corp. ........................        Japan                 117           736,133
   Kimco Realty Corp. ........................................    United States          75,200         2,692,912
   Liberty International PLC .................................   United Kingdom          66,300         1,410,555
   Link REIT .................................................      Hong Kong           625,000         1,572,216
   The Macerich Co. ..........................................    United States           7,800           533,286
   Regency Centers Corp. .....................................    United States          34,200         2,100,906
   RioCan REIT ...............................................       Canada              86,300         1,837,727
   Simon Property Group Inc. .................................    United States          47,700         4,263,426
   Taubman Centers Inc. ......................................    United States          30,600         1,534,590
   Unibail-Rodamco ...........................................       France              17,329         4,077,821
   Westfield Group ...........................................      Australia           383,392         6,359,716
                                                                                                     -------------
                                                                                                       33,736,028
                                                                                                     -------------


                                                          Semiannual Report | 17

Franklin Global Trust

------------------------------------------------------------------------------------------------------------------
   FRANKLIN GLOBAL REAL ESTATE FUND                                  COUNTRY            SHARES           VALUE
------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   COMMON STOCKS (CONTINUED)
   EQUITY REIT - STORAGE 2.5%
   Public Storage ............................................    United States          33,800      $  2,644,850
                                                                                                     -------------
   REAL ESTATE INVESTMENT & DEVELOPMENT 2.5%
   Australian Infrastructure Fund ............................      Australia           382,310           939,267
   Charter Hall Group ........................................      Australia           196,350           279,051
   Homburg Invest Inc. .......................................       Canada             105,700           433,301
   Macquarie Airports ........................................      Australia           162,745           564,731
   Songbird Estates PLC, B ...................................   United Kingdom         120,563           383,554
                                                                                                     -------------
                                                                                                        2,599,904
                                                                                                     -------------
   TOTAL COMMON STOCKS (COST $108,523,602) ...................                                         99,694,152
                                                                                                     -------------
   PREFERRED STOCKS 0.3%
   EQUITY REIT - OFFICE 0.2%
   Highwoods Properties Inc., 8.00%, pfd., B .................    United States           9,466           227,657
                                                                                                     -------------
   EQUITY REIT - RETAIL 0.1%
   Kimco Realty Corp., 7.75%, pfd., G ........................    United States           5,500           136,675
                                                                                                     -------------
   TOTAL PREFERRED STOCKS (COST $376,282) ....................                                            364,332
                                                                                                     -------------
   TOTAL LONG TERM INVESTMENTS (COST $108,899,884) ...........                                        100,058,484
                                                                                                     -------------

                                                                                  ----------------
                                                                                  PRINCIPAL AMOUNT
                                                                                  ----------------
   SHORT TERM INVESTMENT (COST $4,895,000) 4.6%
   TIME DEPOSIT 4.6%
   Dresdner Bank AG, 3.10%, 2/01/08 ..........................    United States      $4,895,000         4,895,000
                                                                                                     -------------
   TOTAL INVESTMENTS (COST $113,794,884) 98.8% ...............                                        104,953,484
   NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS (0.8)% ..                                           (897,227)
   OTHER ASSETS, LESS LIABILITIES 2.0% .......................                                          2,133,319
                                                                                                     -------------
   NET ASSETS 100.0% .........................................                                       $106,189,576
                                                                                                     =============

SELECTED PORTFOLIO ABBREVIATION

REIT - Real Estate Investment Trust

a Non-income producing for the twelve months ended January 31, 2008.


18 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Global Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
January 31, 2008 (unaudited)

                                                                  --------------
                                                                     FRANKLIN
                                                                      GLOBAL
                                                                   REAL ESTATE
                                                                       FUND
                                                                  --------------
Assets:
   Investments in securities:
      Cost ....................................................   $ 113,794,884
                                                                  ==============
      Value ...................................................   $ 104,953,484
   Cash .......................................................          97,306
Receivables:
      Investment securities sold ..............................       7,757,831
      Capital shares sold .....................................         157,183
      Dividends ...............................................         547,988
   Unrealized gain on forward exchange contracts (Note 7) .....         530,791
                                                                  --------------
         Total assets .........................................     114,044,583
                                                                  --------------
Liabilities:
   Payables:
      Investment securities purchased .........................       6,186,186
      Capital shares redeemed .................................         105,726
      Affiliates ..............................................          92,562
   Foreign currency advanced by custodian .....................          12,864
   Unrealized loss on forward exchange contracts (Note 7) .....       1,428,018
   Accrued expenses and other liabilities .....................          29,651
                                                                  --------------
         Total liabilities ....................................       7,855,007
                                                                  --------------
            Net assets, at value ..............................   $ 106,189,576
                                                                  ==============
Net assets consist of:
   Paid-in capital ............................................   $ 130,320,712
   Distributions in excess of net investment income ...........        (782,991)
   Net unrealized appreciation (depreciation) .................      (9,706,680)
   Accumulated net realized gain (loss) .......................     (13,641,465)
                                                                  --------------
            Net assets, at value ..............................   $ 106,189,576
                                                                  ==============


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 19

Franklin Global Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
January 31, 2008 (unaudited)
                                                                  --------------
                                                                     FRANKLIN
                                                                      GLOBAL
                                                                   REAL ESTATE
                                                                       FUND
                                                                  --------------
CLASS A:
   Net assets, at value .......................................   $  27,925,122
                                                                  ==============
   Shares outstanding .........................................       2,975,825
                                                                  ==============
   Net asset value per share a ................................   $        9.38
                                                                  ==============
   Maximum offering price per share (net asset value per
      share / 94.25%) .........................................   $        9.95
                                                                  ==============
CLASS C:
   Net assets, at value .......................................   $   7,671,197
                                                                  ==============
   Shares outstanding .........................................         820,476
                                                                  ==============
   Net asset value and maximum offering price per share a .....   $        9.35
                                                                  ==============
ADVISOR CLASS:
   Net assets, at value .......................................   $  70,593,257
                                                                  ==============
   Shares outstanding .........................................       7,512,286
                                                                  ==============
   Net asset value and maximum offering price per share a .....   $        9.40
                                                                  ==============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


20 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Global Trust

STATEMENT OF OPERATIONS
for the six months ended January 31, 2008 (unaudited)

                                                                  --------------
                                                                     FRANKLIN
                                                                      GLOBAL
                                                                   REAL ESTATE
                                                                       FUND
                                                                  --------------
Investment income:
   Dividends (net of foreign taxes of $153,924) ...............   $   1,724,916
   Interest ...................................................         184,379
                                                                  --------------
         Total investment income ..............................       1,909,295
                                                                  --------------
Expenses:
   Management fees (Note 3a) ..................................         417,885
   Administrative fees (Note 3b) ..............................         104,471
   Distribution fees: (Note 3c)
      Class A .................................................          57,010
      Class C .................................................          44,318
   Transfer agent fees (Note 3e) ..............................          50,543
   Custodian fees (Note 4) ....................................           6,193
   Reports to shareholders ....................................          10,514
   Registration and filing fees ...............................          35,985
   Professional fees ..........................................          13,768
   Trustees' fees and expenses ................................           3,172
   Other ......................................................           2,297
                                                                  --------------
         Total expenses .......................................         746,156
         Expense reductions (Note 4) ..........................          (3,031)
         Expenses waived/paid by affiliates (Note 3f) .........         (93,323)
                                                                  --------------
            Net expenses ......................................         649,802
                                                                  --------------
               Net investment income ..........................       1,259,493
                                                                  --------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .............................................      (8,990,380)
      Foreign currency transactions ...........................      (2,138,421)
                                                                  --------------
               Net realized gain (loss) .......................     (11,128,801)
                                                                  --------------
   Net change in unrealized appreciation (depreciation) on:
      Investments .............................................      (5,725,692)
      Translation of assets and liabilities denominated in
         foreign currencies ...................................          29,870
                                                                  --------------
               Net change in unrealized appreciation
                  (depreciation) ..............................      (5,695,822)
                                                                  --------------
Net realized and unrealized gain (loss) .......................     (16,824,623)
                                                                  --------------
Net increase (decrease) in net assets resulting from
   operations .................................................   $ (15,565,130)
                                                                  ==============


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 21

Franklin Global Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                       FRANKLIN GLOBAL
                                                                                                       REAL ESTATE FUND
                                                                                             ---------------------------------
                                                                                             SIX MONTHS ENDED
                                                                                             JANUARY 31, 2008     YEAR ENDED
                                                                                                (UNAUDITED)      JULY 31, 2007
                                                                                             ---------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..............................................................   $      1,259,493   $   1,435,885
      Net realized gain (loss) from investments and foreign currency transactions ........        (11,128,801)     (1,454,797)
      Net change in unrealized appreciation (depreciation) on investments
         and translation of assets and liabilities denominated in foreign currencies .....         (5,695,822)     (4,184,228)
                                                                                             ---------------------------------
            Net increase (decrease) in net assets resulting from operations ..............        (15,565,130)     (4,203,140)
                                                                                             ---------------------------------
Distributions to shareholders from:
      Net investment income:
         Class A .........................................................................           (895,873)       (552,979)
         Class C .........................................................................           (211,384)       (103,871)
         Advisor Class ...................................................................         (2,015,766)       (742,547)
      Net realized gains:
         Class A .........................................................................             (3,379)        (28,561)
         Class C .........................................................................               (924)         (5,471)
         Advisor Class ...................................................................             (8,301)        (39,461)
                                                                                             ---------------------------------
   Total distributions to shareholders ...................................................         (3,135,627)     (1,472,890)
                                                                                             ---------------------------------
   Capital share transactions: (Note 2)
         Class A .........................................................................           (879,139)     30,514,540
         Class C .........................................................................           (254,826)      9,933,533
         Advisor Class ...................................................................         48,791,645      35,611,602
                                                                                             ---------------------------------
   Total capital share transactions ......................................................         47,657,680      76,059,675
                                                                                             ---------------------------------
   Redemption fees .......................................................................                 95              46
                                                                                             ---------------------------------
            Net increase (decrease) in net assets ........................................         28,957,018      70,383,691
Net assets:
   Beginning of period ...................................................................         77,232,558       6,848,867
                                                                                             ---------------------------------
   End of period .........................................................................   $    106,189,576   $  77,232,558
                                                                                             =================================
Undistributed net investment income (distributions in excess of net investment income)
   included in net assets:
      End of period ......................................................................   $       (782,991)  $   1,080,539
                                                                                             =================================


22 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FRANKLIN GLOBAL REAL ESTATE FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of eight separate funds. The Franklin Global Real Estate Fund (Fund) included in this report is non-diversified. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers three classes of shares:
Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Short term investments are valued at cost.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                                                          Semiannual Report | 23

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


24 | Semiannual Report

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.


                                                          Semiannual Report | 25

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At January 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                         -------------------------------------------------------
                                                              SIX MONTHS ENDED                YEAR ENDED
                                                              JANUARY 31, 2008              JULY 31, 2007
                                                         -------------------------------------------------------
                                                           SHARES         AMOUNT         SHARES        AMOUNT
                                                         -------------------------------------------------------
CLASS A SHARES:
   Shares sold .......................................     821,821     $  8,674,519    3,078,557    $36,862,501
   Shares issued in reinvestment of distributions ....      69,904          697,069       30,384        358,403
   Shares redeemed ...................................    (989,451)     (10,250,727)    (566,717)    (6,706,364)
                                                         -------------------------------------------------------
   Net increase (decrease) ...........................     (97,726)    $   (879,139)   2,542,224    $30,514,540
                                                         =======================================================


26 | Semiannual Report

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                         -------------------------------------------------------
                                                              SIX MONTHS ENDED                YEAR ENDED
                                                              JANUARY 31, 2008              JULY 31, 2007
                                                         -------------------------------------------------------
                                                           SHARES         AMOUNT         SHARES        AMOUNT
                                                         -------------------------------------------------------
CLASS C SHARES:
   Shares sold .......................................      205,209    $  2,129,719      951,834    $11,306,579
   Shares issued in reinvestment of distributions ....       19,136         190,327        8,109         94,890
   Shares redeemed ...................................     (253,337)     (2,574,872)    (124,044)    (1,467,936)
                                                         -------------------------------------------------------
   Net increase (decrease) ...........................      (28,992)   $   (254,826)     835,899    $ 9,933,533
                                                         =======================================================
ADVISOR CLASS SHARES:
   Shares sold .......................................    5,245,437    $ 58,373,321    3,195,707    $37,169,648
   Shares issued in reinvestment of distributions ....       96,666         930,910        6,292         72,808
   Shares redeemed ...................................   (1,009,844)    (10,512,586)    (140,040)    (1,630,854)
                                                         -------------------------------------------------------
   Net increase (decrease) ...........................    4,332,259    $ 48,791,645    3,061,959    $35,611,602
                                                         =======================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

----------------------------------------------------------------------------------------
SUBSIDIARY                                                        AFFILIATION
----------------------------------------------------------------------------------------
Franklin Templeton Institutional, LLC (FT Institutional)          Investment manager
Franklin Templeton Services, LLC (FT Services)                    Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)              Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)     Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

----------------------------------------------------------------------------
ANNUALIZED FEE RATE    NET ASSETS
----------------------------------------------------------------------------
       0.800%          Up to and including $500 million
       0.700%          Over $500 million, up to and including $1 billion
       0.650%          Over $1 billion, up to and including $1.5 billion
       0.600%          Over $1.5 billion, up to and including $6.5 billion
       0.580%          Over $6.5 billion, up to and including $11.5 billion
       0.560%          Over $11.5 billion, up to and including $16.5 billion
       0.540%          Over $16.5 billion, up to and including $19 billion
       0.530%          Over $19 billion, up to and including $21.5 billion
       0.520%          In excess of $21.5 billion


                                                          Semiannual Report | 27

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class A .......................................................   0.35%
Class C .......................................................   1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ..........................................   $21,477
Contingent deferred sales charges retained .................   $ 3,781

E. TRANSFER AGENT FEES

For the period ended January 31, 2008, the Fund paid transfer agent fees of $50,543, of which $33,567 was retained by Investor Services.

F. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and FT Institutional have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through November 30, 2008. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After November 30, 2008, FT Services and FT Institutional may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.


28 | Semiannual Report

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended January 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At July 31, 2007, the Fund deferred realized capital losses and realized currency losses of $1,552,541 and $1,196,322, respectively.

At January 31, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ..........................................   $  120,483,262
                                                                 ===============

Unrealized appreciation ......................................   $    1,330,038
Unrealized depreciation ......................................      (16,859,816)
                                                                 ---------------
Net unrealized appreciation (depreciation) ...................   $  (15,529,778)
                                                                 ===============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and passive foreign investment company shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended January 31, 2008, aggregated $96,555,087 and $51,097,813, respectively.


                                                          Semiannual Report | 29

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

7. FORWARD EXCHANGE CONTRACTS

At January 31, 2008, the Fund had the following forward exchange contracts outstanding:

                                                  ----------------------------------------------------
                                                   CONTRACT    SETTLEMENT   UNREALIZED    UNREALIZED
                                                   AMOUNT a       DATE         GAIN          LOSS
                                                  ----------------------------------------------------
CONTRACTS TO BUY
      686,777   Australian Dollar .............      594,000    3/17/08     $   18,758             --
      736,353   Australian Dollar .............      629,000    3/17/08         27,991             --
      869,060   Australian Dollar .............      747,000    3/17/08         28,395             --
      869,883   Australian Dollar .............      762,000    3/17/08         14,130             --
      946,358   Australian Dollar .............      823,000    3/17/08         21,362             --
      963,178   Australian Dollar .............      853,000    3/17/08          6,369             --
    1,180,116   Australian Dollar .............    1,055,000    3/17/08             --         (2,073)
    1,239,415   Australian Dollar .............    1,067,000    3/17/08         38,835             --
    2,494,890   Australian Dollar .............    2,136,000    3/17/08         89,998             --
      276,806   British Pound .................      541,000    3/17/08          7,863             --
      303,611   British Pound .................      610,000    3/17/08             --         (7,986)
      551,040   Canadian Dollar ...............      552,000    3/17/08             --         (2,969)
      562,904   Canadian Dollar ...............      563,000    3/17/08             --         (2,147)
      392,590   Euro ..........................      576,000    3/17/08          7,018             --
      538,959   Euro ..........................      794,000    3/17/08          6,385             --
   59,780,050   Japanese Yen ..................      550,000    3/17/08         13,960             --
   81,677,048   Japanese Yen ..................      766,000    3/17/08          4,535             --
    2,990,051   Norwegian Krone ...............      542,000    3/17/08          9,184             --
      738,370   Singapore Dollar ..............      516,000    3/17/08          5,992             --
      812,683   Singapore Dollar ..............      560,000    3/17/08         14,528             --
      849,479   Singapore Dollar ..............      594,000    3/17/08          6,541             --
CONTRACTS TO SELL
    1,037,561   Australian Dollar .............      916,000    3/17/08             --         (9,736)
   34,445,199   Australian Dollar .............   30,044,825    3/17/08             --       (687,977)
      316,846   British Pound .................      622,000    3/17/08             --         (6,256)
      452,910   British Pound .................      890,000    3/17/08             --         (8,051)
      576,666   British Pound .................    1,137,000    3/17/08             --         (6,439)
    4,107,829   British Pound .................    8,349,779    3/17/08        204,586             --
    4,826,112   Canadian Dollar ...............    4,730,555    3/17/08             --        (77,968)
      377,688   Euro ..........................      553,000    3/17/08             --         (7,888)
    4,603,586   Euro ..........................    6,732,284    3/17/08             --       (104,299)
    4,561,929   Hong Kong Dollar ..............      587,000    3/17/08          1,433             --
   10,067,500   Hong Kong Dollar ..............    1,295,189    3/17/08          2,928             --
  401,476,826   Japanese Yen ..................    3,612,677    3/17/08             --       (174,825)
  558,353,429   Japanese Yen ..................    4,992,877    3/19/08             --       (275,267)
    3,498,409   Norwegian Krone ...............      641,733    3/17/08             --         (3,161)
    4,059,890   Singapore Dollar ..............    2,819,172    3/17/08             --        (50,976)
                                                                            --------------------------
   Unrealized gain (loss) on forward exchange contracts .................      530,791     (1,428,018)
                                                                            --------------------------
      Net unrealized gain (loss) on forward exchange contracts ..........                $   (897,227)
                                                                                         =============

a In U.S. dollars unless otherwise indicated.


30 | Semiannual Report

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (SEC), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (marketing support), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the Company), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

10. NEW ACCOUNTING PRONOUNCEMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement


                                                          Semiannual Report | 31

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

10. NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

No. 109" (FIN 48), on January 31, 2008. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. The Fund has reviewed the tax positions for each of the two open tax years as of July 31, 2007 and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


32 | Semiannual Report

Franklin Global Trust

TAX DESIGNATION (UNAUDITED)

FRANKLIN GLOBAL REAL ESTATE FUND

At July 31, 2007, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code (Code). This designation will allow shareholders of record on September 14, 2007, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class A, Class C, and Advisor Class shareholders of record.

----------------------------------------------------------------------------------------
                         FOREIGN TAX PAID   FOREIGN SOURCE INCOME    FOREIGN QUALIFIED
CLASS                       PER SHARE             PER SHARE         DIVIDENDS PER SHARE
----------------------------------------------------------------------------------------
Class A ..............      $  0.0114            $  0.4669               $  0.0512
Class C ..............         0.0114               0.4436                  0.0488
Advisor Class ........         0.0114               0.4848                  0.0533

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income. 1

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. 1

In January 2008, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2007. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2007 individual income tax returns.

1 Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                                                          Semiannual Report | 33

Franklin Global Trust

SHAREHOLDER INFORMATION

FRANKLIN GLOBAL REAL ESTATE FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


34 | Semiannual Report

    [LOGO](R)
FRANKLIN TEMPLETON            One Franklin Parkway
   INVESTMENTS                San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN GLOBAL REAL ESTATE FUND

INVESTMENT MANAGER

Franklin Templeton Institutional, LLC

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to and from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

495 S2008 03/08

















                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

                                                SEMIANNUAL REPORT | 01  31  2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      FRANKLIN GLOBAL TRUST

--------------------------------------------------------------------------------

                      Franklin Templeton Emerging Market Debt Opportunities Fund

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                  INSTITUTIONAL

Contents

SEMIANNUAL REPORT

Franklin Templeton Emerging Market Debt Opportunities Fund ................    1

Performance Summary .......................................................    6

Your Fund's Expenses ......................................................    8

Financial Highlights and Statement of Investments .........................   10

Financial Statements ......................................................   15

Notes to Financial Statements .............................................   18

Tax Designation ...........................................................   28

Shareholder Information ...................................................   29

--------------------------------------------------------------------------------

Semiannual Report

Franklin Templeton Emerging Market Debt Opportunities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton Emerging Market Debt Opportunities Fund seeks high total return through investing in debt securities of emerging market countries, mainly securities issued by sovereign and sub-sovereign government entities, but also including securities issued by corporate entities.

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 1/31/08

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Foreign Government & Agency Securities .................................   53.1%
Corporate Bonds ........................................................   23.3%
Warrants ...............................................................    6.2%
Short-Term Investments & Other Net Assets ..............................   17.4%

--------------------------------------------------------------------------------

This semiannual report for Franklin Templeton Emerging Market Debt Opportunities Fund covers the period ended January 31, 2008.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 11.

--------------------------------------------------------------------------------

              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------


                                                           Semiannual Report | 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

Franklin Templeton Emerging Market Debt Opportunities Fund posted a +2.69% cumulative total return for the six months ended January 31, 2008. The Fund underperformed its benchmarks, the J.P. Morgan (JPM) Emerging Markets Bond Index
(EMBI) Global Diversified Index and JPM Global Bond Index (GBI) Emerging Markets
(EM) Broad Diversified Index, which returned +7.20% and +8.76% during the same period. 1 You can find more performance data in the Performance Summary beginning on page 6.

ECONOMIC AND MARKET OVERVIEW

Economic conditions surrounding emerging market debt transformed over the past six months. As financial markets in the U.S. and Europe seized up during August, severe weaknesses in leading financial institutions were exposed in the subsequent months. As a result, the U.S. Federal Reserve Board substantially eased monetary policy during the period under review and lowered its federal funds target rate from 5.25% to 3.00%, a reduction of 225 basis points. The cuts were significantly larger than had been expected at the end of July 2007. Consequently, U.S. Treasury yields declined substantially during the reporting period, and the 10-year Treasury yield fell 111 basis points to 3.67%. In addition, the U.S. dollar depreciated 7.6% against the euro and 10.7% against the yen. 2

Against this backdrop, emerging market debt performed surprisingly well. For the six months under review, U.S. dollar-denominated emerging market debt, as measured by the JPM EMBI Global Diversified Index, returned +7.20%. 3 The return was lower than the +8.86% return from U.S. Treasuries, as measured by the Lehman Brothers (LB) U.S. Treasury Index, as the yield premium over Treasuries widened 61 basis points to 297 basis points, but was significantly

1. Source: J.P. Morgan. The JPM EMBI Global Diversified Index is a uniquely weighted version of the JPM EMBI Global Index, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. The index includes all countries except those that have been classified by the World Bank as high income for the past two consecutive years. The diversified index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts of debt outstanding. Both indexes cover the same countries. The JPM GBI EM Broad Diversified Index tracks local currency government bonds issued by emerging markets. The index limits the weights of those index countries with larger debt stocks and redistributes those weights to the countries with smaller weights, with a maximum 10% country weight allowed. The indexes are unmanaged and include reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: Exshare (via Compustat via Factset).

3. Source: J.P. Morgan. See footnote 1 for descriptions of the JPM EMBI Global Diversified Index and the JPM GBI EM Broad Diversified Index.


2 | Semiannual Report
better than returns of some other fixed income sub-sectors. 4 Local currency-denominated emerging market debt, as measured by the JPM GBI EM Broad Diversified Index, performed slightly better than its U.S. dollar-denominated counterpart and returned +8.76%. 3 The outperformance was mostly due to U.S. dollar depreciation, especially against four central European currencies that traded off the euro, the Czech koruna, the Slovak koruna, the Polish zloty and the Hungarian forint.

INVESTMENT STRATEGY

Our portfolio construction process can be summarized in three integral steps -- country allocation, currency allocation and issue selection. The first stage of our emerging market debt investment process is identifying the countries for which we have a favorable outlook, which we manage with a bottom-up, research-driven perspective. Since the portfolio is constructed through bottom-up fundamental research and not relative to a benchmark index, there is no requirement to hold issues in any one country. The next decision is whether to take exposure in the form of "hard currency" or local currency instruments. Hard currencies are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. The last decision concerns security selection. This depends on the shape of the sovereign spread curve and the type of the issue's coupon (fixed or floating). We may seek to manage the Fund's exposure to various currencies, and may from time to time seek to hedge (protect) against currency risk, largely by using forward currency exchange contracts.

MANAGER'S DISCUSSION

At period-end, the Fund held securities representing 30 emerging market countries. The largest single country exposure was to Kazakhstan, at 8.2% of total net assets. Securities denominated in G7 currencies constituted 75.1% of total net assets, of which 54.7% were denominated in the U.S. dollar, 12.4% in the euro and 8.0% in the Japanese yen. 5 The Fund's exposure to the euro and the yen was fully hedged back into U.S. dollars. Twenty-five Fund holdings had an underlying currency risk in local currencies of Brazil, Colombia, Ghana, Ivory

GEOGRAPHIC BREAKDOWN
1/31/08

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
COUNTRY                                                               NET ASSETS
--------------------------------------------------------------------------------
Kazakhstan                                                                  8.2%
--------------------------------------------------------------------------------
South Africa                                                                8.2%
--------------------------------------------------------------------------------
Ghana                                                                       8.0%
--------------------------------------------------------------------------------
Iraq                                                                        7.9%
--------------------------------------------------------------------------------
Mexico                                                                      5.9%
--------------------------------------------------------------------------------
Russia                                                                      4.1%
--------------------------------------------------------------------------------
Venezuela                                                                   4.1%
--------------------------------------------------------------------------------
Brazil                                                                      4.0%
--------------------------------------------------------------------------------
Ivory Coast                                                                 3.8%
--------------------------------------------------------------------------------
Peru                                                                        3.8%
--------------------------------------------------------------------------------
Ukraine                                                                     3.7%
--------------------------------------------------------------------------------
Nigeria                                                                     3.3%
--------------------------------------------------------------------------------
Zambia                                                                      3.0%
--------------------------------------------------------------------------------
Argentina                                                                   2.6%
--------------------------------------------------------------------------------
Ecuador                                                                     2.5%
--------------------------------------------------------------------------------
El Salvador                                                                 2.3%
--------------------------------------------------------------------------------
Jordan                                                                      2.3%
--------------------------------------------------------------------------------
Trinidad & Tobago                                                           2.3%
--------------------------------------------------------------------------------
Serbia                                                                      2.0%
--------------------------------------------------------------------------------
Turkey                                                                      2.0%
--------------------------------------------------------------------------------
Netherlands                                                                 1.7%
--------------------------------------------------------------------------------
Vietnam                                                                     1.5%
--------------------------------------------------------------------------------
Moldova                                                                     1.0%
--------------------------------------------------------------------------------
North Korea                                                                 1.0%
--------------------------------------------------------------------------------
Dominican Republic                                                          0.9%
--------------------------------------------------------------------------------
Malawi                                                                      0.8%
--------------------------------------------------------------------------------
Fiji                                                                        0.8%
--------------------------------------------------------------------------------
Grenada                                                                     0.7%
--------------------------------------------------------------------------------
Mauritius                                                                   0.2%
--------------------------------------------------------------------------------
Short-Term Investments & Other Net Assets                                   7.4%
--------------------------------------------------------------------------------

4. Source: Standard & Poor's Micropal. The LB U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued.

5. The G7, or Group of Seven, is an informal but exclusive body that seeks to boost cooperation over trade and finance, strengthen the global economy, promote peace and democracy, and prevent and resolve conflicts. The G7 includes Canada, France, Germany, Italy, Japan, the U.K. and the U.S. It is now known as the G8, or Group of Eight, after the addition of Russia in 1997.


                                                           Semiannual Report | 3

CURRENCY BREAKDOWN*
1/31/08

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
CURRENCY                                                              NET ASSETS
--------------------------------------------------------------------------------
U.S. Dollar                                                                69.2%
--------------------------------------------------------------------------------
Mexican Peso                                                                5.9%
--------------------------------------------------------------------------------
South African Rand                                                          5.7%
--------------------------------------------------------------------------------
Brazilian Real                                                              4.0%
--------------------------------------------------------------------------------
Zambian Kwacha                                                              3.0%
--------------------------------------------------------------------------------
Ghanian Cedi                                                                2.9%
--------------------------------------------------------------------------------
Ukrainian Hryvna                                                            2.1%
--------------------------------------------------------------------------------
Turkish Lira                                                                2.0%
--------------------------------------------------------------------------------
Colombian Peso                                                              1.8%
--------------------------------------------------------------------------------
Vietnamese Dong                                                             1.5%
--------------------------------------------------------------------------------
West African Franc                                                          1.4%
--------------------------------------------------------------------------------
Malawian Kwacha                                                             0.8%
--------------------------------------------------------------------------------
Mauritian Rupee                                                             0.2%
--------------------------------------------------------------------------------

* May differ from the SOI due to the underlying currency exposure on credit-linked notes, pass-through securities and forward currency exchange contracts. Japanese yen = -0.1% and euro = -0.4% because of the Fund's holdings in forward currency exchange contracts.

--------------------------------------------------------------------------------
WHAT IS A CARRY TRADE?
--------------------------------------------------------------------------------
Carry trade is a strategy in which an investor sells a certain currency with a relatively low interest rate and uses the funds to purchase a different currency yielding a higher interest rate. A trader using this strategy attempts to capture the difference between the rates, which can often be substantial, depending on the amount of leverage the investor chooses to use.
--------------------------------------------------------------------------------

Coast, Malawi, Mauritius, Mexico, Nigeria, South Africa, Turkey, Ukraine, Vietnam and Zambia. The Fund's overall exposure to local currencies was 31.3% of total net assets at period-end, with the largest exposure to the Mexican peso at 5.9%.

During the reporting period, the Fund's exposure to two euro-denominated South African corporate bonds significantly detracted from performance. Holdings of Edcon Proprietary, a large clothing and footwear retailer, and Foodcorp, a food manufacturing company, fell substantially in value. Another poor performer was the Japanese yen-denominated Iraqi government bond, which declined in value during the period.

Some securities in the Fund's portfolio had better results during the period. The Turkish lira-denominated bond did well in U.S. dollar terms, largely due to the lira's high carry trade and currency appreciation. Ecuadorean U.S. dollar-denominated bonds performed well as fears of an unfriendly debt restructuring dissipated. Ivory Coast's defaulted Brady bonds continued to rise as the market grew more confident that the long-standing default (since 2000) would be resolved sometime in 2008.

During the reporting period, we added several new securities, mainly denominated in G7 currencies, to the portfolio: AK Bars Bank, a Russian commercial bank; New World Resources, a Czech coal mining company; Foodcorp; Republic of Ghana; Ghana Telecommunications; and City of Kyiv, the capital of Ukraine. To make way for these additions, we sold a number of lower-yielding securities in whole (Colombia, Russian Federation and Dominican Republic) and in part (El Salvador, Serbia and Kazakhstan Temir Zholy). In addition, securities of Elektrownia Turow, a Polish electricity generator, were bought back by the issuer at the end of December.


4 | Semiannual Report

We initiated only one new local currency position in the Colombian peso in September. We eliminated the Fund's exposure to the Egyptian pound and significantly reduced exposure to the Mauritian rupee during the reporting period.

We thank you for your confidence in Franklin Templeton Emerging Market Debt Opportunities Fund and hope to serve your future investment needs at the highest level of expectations.

[PHOTO OMITTED]        /s/ William Ledward

                       William Ledward
                       Portfolio Manager and Research Analyst of
                       Franklin Templeton Investment Management Ltd. Fixed Income Group

[PHOTO OMITTED]        /s/ Claire Husson

                       Claire Husson
                       Portfolio Manager and Research Analyst of
                       Franklin Templeton Investment Management Ltd. Fixed Income Group

                       Portfolio Management Team
                       Franklin Templeton Emerging Market Debt
                       Opportunities Fund

TOP 10 HOLDINGS
1/31/08

--------------------------------------------------------------------------------
ISSUE                                                                 % OF TOTAL
SECTOR, COUNTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
Government of Iraq                                                          7.9%
   FOREIGN GOVERNMENT & AGENCY
   SECURITIES, IRAQ
--------------------------------------------------------------------------------
Government of Mexico                                                        4.7%
   FOREIGN GOVERNMENT & AGENCY
   SECURITIES, MEXICO
--------------------------------------------------------------------------------
Nota Do Tesouro Nacional, Index Linked                                      4.0%
   FOREIGN GOVERNMENT & AGENCY
   SECURITIES, BRAZIL
--------------------------------------------------------------------------------
Government of Ghana                                                         3.5%
   FOREIGN GOVERNMENT & AGENCY
   SECURITIES, GHANA
--------------------------------------------------------------------------------
Central Bank of Nigeria                                                     3.3%
   WARRANTS, NIGERIA
--------------------------------------------------------------------------------
Astana-Finance                                                              3.2%
   THRIFTS & MORTGAGE FINANCE,
   KAZAKHSTAN
--------------------------------------------------------------------------------
Government of Peru                                                          3.0%
   FOREIGN GOVERNMENT & AGENCY
   SECURITIES, PERU
--------------------------------------------------------------------------------
Alfa MTN Markets for ABH Financial, 144A                                    3.0%
   CONSUMER FINANCE, RUSSIA
--------------------------------------------------------------------------------
Government of Venezuela, Oil Value Recovery                                 3.0%
   WARRANTS, VENEZUELA
--------------------------------------------------------------------------------
HSBK (Europe) BV, Reg S                                                     2.9%
   COMMERCIAL BANKS, KAZAKHSTAN
--------------------------------------------------------------------------------

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JANUARY 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 5

Performance Summary as of 1/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------
SYMBOL: FEMDX                                     CHANGE   1/31/08    7/31/07
-----------------------------------------------------------------------------------
Net Asset Value (NAV)                             -$0.42    $10.83    $11.25
-----------------------------------------------------------------------------------
DISTRIBUTIONS (8/1/07-1/31/08)
-----------------------------------------------------------------------------------
Dividend Income                        $0.6530
-----------------------------------------------------------------------------------
Short-Term Capital Gain                $0.0595
-----------------------------------------------------------------------------------
   TOTAL                               $0.7125
-----------------------------------------------------------------------------------

PERFORMANCE 1

THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------------
                                                 6-MONTH    1-YEAR   INCEPTION (5/24/06)
-----------------------------------------------------------------------------------------
Cumulative Total Return 2                          +2.69%    +9.82%         +19.02%
-----------------------------------------------------------------------------------------
Average Annual Total Return 3                      +2.69%    +9.82%         +10.85%
-----------------------------------------------------------------------------------------
Value of $50,000 Investment 4                    $51,343   $54,909         $59,513
-----------------------------------------------------------------------------------------
Avg. Ann. Total Return (12/31/07) 5                         +11.15%         +12.03%
-----------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6
-----------------------------------------------------------------------------------------
      Without waiver                      1.34%
-----------------------------------------------------------------------------------------
      With waiver                         1.10%
-----------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563.

THE MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO LIMIT FUND EXPENSES SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED 1.10% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES) UNTIL 11/30/08.


6 | Semiannual Report

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND SOCIAL AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. ALSO, AS A NONDIVERSIFIED INVESTMENT COMPANY, THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO A GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. This figure represents the value of a hypothetical $50,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.

6. Figures are as stated in the Fund's prospectus current as of the date of this report.


                                                           Semiannual Report | 7

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


8 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 8/1/07      VALUE 1/31/08   PERIOD* 8/1/07-1/31/08
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,026.90             $5.60
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,019.61             $5.58
-------------------------------------------------------------------------------------------------------

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waiver, of 1.10%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                                                           Semiannual Report | 9

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

                                                                              --------------------------------------
                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                              JANUARY 31, 2008        JULY 31,
                                                                                 (UNAUDITED)         2007    2006 e
                                                                              --------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................................       $  11.25       $  10.19   $ 10.00
                                                                              --------------------------------------
Income from investment operations a:
   Net investment income b ................................................           0.39           0.76      0.08
   Net realized and unrealized gains (losses) .............................          (0.10)          0.63      0.11
                                                                              --------------------------------------
Total from investment operations ..........................................           0.29           1.39      0.19
                                                                              --------------------------------------
Less distributions from:
   Net investment income ..................................................          (0.65)         (0.32)       --
   Net realized gains .....................................................          (0.06)         (0.01)       --
                                                                              --------------------------------------
Total distributions .......................................................          (0.71)         (0.33)       --
                                                                              --------------------------------------
Net asset value, end of period ............................................       $  10.83       $  11.25   $ 10.19
                                                                              ======================================

Total return c ............................................................           2.69%         13.75%     1.90%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates and expense reduction ...           1.21%          1.35%     4.34%
Expenses net of waiver and payments by affiliates .........................           1.10%          1.11%     1.10%
Expenses net of waiver and payments by affiliates and expense reduction ...           1.10%          1.10%     1.10%
Net investment income .....................................................           6.93%          7.03%     4.07%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .........................................       $ 70,572       $ 56,822   $ 9,377
Portfolio turnover rate ...................................................          21.96%         65.54%    38.29%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e For the period May 24, 2006 (commencement of operations) to July 31, 2006.


10 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2008 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND                  COUNTRY             WARRANTS             VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS 82.6%
      WARRANTS 6.2%
      Central Bank of Nigeria, wts., 11/15/20 ...........................         Nigeria               10,000         $  2,330,000
      Government of Venezuela, Oil Value Recovery wts., 4/15/20 .........        Venezuela              55,000            2,090,000
                                                                                                                       -------------
      TOTAL WARRANTS (COST $4,296,750) ..................................                                                 4,420,000
                                                                                                                       -------------

                                                                                                 --------------------
                                                                                                  PRINCIPAL AMOUNT a
                                                                                                 --------------------
      CORPORATE BONDS 23.3%
      COMMERCIAL BANKS 4.0%
      AK Bars Bank, senior note, 8.25%, 6/28/10 .........................          Russia              800,000              793,360
    b HSBK (Europe) BV, Reg S, 7.25%, 5/03/17 ...........................        Kazakhstan          2,348,000            2,057,552
                                                                                                                       -------------
                                                                                                                          2,850,912
                                                                                                                       -------------
      CONSUMER FINANCE 3.0%
    c Alfa MTN Markets for ABH Financial, 144A, 8.20%, 6/25/12 ..........          Russia            2,200,000            2,101,000
                                                                                                                       -------------
      ELECTRICAL EQUIPMENT 0.9%
    c Ege Haina Finance Co., senior note, 144A, 9.50%, 4/26/17 ..........   Dominican Republic         700,000              672,000
                                                                                                                       -------------
      FOOD PRODUCTS 1.1%
    b Foodcorp Ltd., Reg S, 8.875%, 6/15/12 .............................       South Africa           850,000    EUR       789,969
                                                                                                                       -------------
      METALS & MINING 1.7%
    b New World Resources BV, senior bond, Reg S, 7.375%, 5/15/15 .......       Netherlands          1,010,000    EUR     1,178,968
                                                                                                                       -------------
      OIL, GAS & CONSUMABLE FUELS 2.3%
      Petro Co. Trin/Tobago Ltd.,
          b Reg S, 6.00%, 5/08/22 .......................................   Trinidad and Tobago        400,000              401,400
          c senior note, 144A, 6.00%, 5/08/22 ...........................   Trinidad and Tobago      1,200,000            1,204,200
                                                                                                                       -------------
                                                                                                                          1,605,600
                                                                                                                       -------------
      ROAD & RAIL 2.1%
      Kazakhstan Temir Zholy, 7.00%, 5/11/16 ............................        Kazakhstan          1,600,000            1,498,880
                                                                                                                       -------------
      SPECIALTY RETAIL 1.4%
  b,d Edcon Proprietary Ltd., senior secured note, Reg S, FRN,
         8.198%, 6/15/14 ................................................       South Africa         1,000,000    EUR       973,985
                                                                                                                       -------------
      TELECOMMUNICATIONS 3.6%
  d,e Ghana Telecommunications Co. Ltd., FRN, 15.80%, 12/20/10 ..........           Ghana              565,000    GHS       575,936
      Sphynx Ghana Telecom, 8.50%, 10/29/12 .............................           Ghana            2,000,000            1,995,000
                                                                                                                       -------------
                                                                                                                          2,570,936
                                                                                                                       -------------
      THRIFTS & MORTGAGE FINANCE 3.2%
      Astana-Finance, 7.875%, 6/08/10 ...................................        Kazakhstan          1,600,000    EUR     2,232,046
                                                                                                                       -------------
      TOTAL CORPORATE BONDS (COST $16,713,579) ..........................                                                16,474,296
                                                                                                                       -------------
      FOREIGN GOVERNMENT AND AGENCY SECURITIES 53.1%
    c City of KYIV, 144A, 8.25%, 11/26/12 ...............................          Ukraine           1,100,000            1,106,380
      Development & Investment Projects Jordan Armed Forces,
         senior note, 6.14%, 12/16/19 ...................................          Jordan            1,700,000            1,621,375


                                                          Semiannual Report | 11

Franklin Global Trust

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND                  COUNTRY         PRINCIPAL AMOUNT a       VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
  f,g Government of Argentina, 11.75%, 5/20/11 ..........................         Argentina          2,688,000    DEM  $    650,906
      Government of Ecuador,
          d FRN, 6.250%, 2/27/15 ........................................          Ecuador             602,779              467,154
          b Reg S, 10.00%, 8/15/30 ......................................          Ecuador           1,300,000            1,264,250
      Government of Ghana,
            13.67%, 6/15/12 .............................................           Ghana              850,000    GHS       881,854
          b Reg S, 8.50%, 10/04/17 ......................................           Ghana            1,500,000            1,593,750
       b Government of Grenada, Reg S, 1.00% to 9/15/08, 2.50% to
         9/15/11, 4.50% to 9/15/13, 6.00% to 9/15/15, 8.00% to
            9/15/17, 8.50% to 9/15/18, 9.00% thereafter, 9/15/25 ........          Grenada             921,000              497,340
  d,e Government of Iraq,
            FRN, 1.50%, 1/01/28 .........................................           Iraq         1,429,984,628    JPY     3,563,866
            Tranche A3, Sumitomo Corp. Loan, FRN, 1.50%, 1/01/28 ........           Iraq           817,134,072    JPY     2,036,495
d,f,g Government of Ivory Coast, FRN, 1.90%, 3/30/18 ....................        Ivory Coast        19,000,000    FRF     1,658,250
      Government of Mexico, 9.00%, 12/20/12 .............................          Mexico              340,000 h  MXN     3,329,437
    d Government of Moldova, FRN, 9.98%, 10/29/09 .......................         Moldova              731,200              720,232
      Government of Peru, 7.35%, 7/21/25 ................................           Peru             1,850,000            2,108,168
    b Government of Serbia, Reg S, 3.75% to 11/01/09,
         6.75% thereafter, 11/01/24 .....................................          Serbia            1,500,000            1,401,975
    d Government of Turkey, FRN, 19.28%, 2/26/14 ........................          Turkey            1,600,000    TRY     1,405,834
    b Government of Venezuela, Reg S, 6.00%, 12/09/20 ...................        Venezuela           1,000,000              772,500
  d,i HSBC Bank PLC, cvt., FRN,
            8.345%, 11/15/11 ............................................         Vietnam              287,356              285,129
            7.571%, 2/07/12 .............................................         Vietnam              329,326              318,790
            7.855%, 10/23/12 ............................................         Vietnam              485,226              473,409
    i ING Bank NV, 11.89%, 12/30/09 .....................................         Ukraine            7,000,000    UAH     1,485,322
    g NK Debt Corp., zero cpn., 3/12/10 .................................        North Korea         3,000,000    DEM       712,773
    j Nota Do Tesouro Nacional, Index Linked, 6.00%, 5/15/15 ............          Brazil                3,200 k  BRL     2,834,572
    c Peru Enhanced Pass-Through Finance Ltd., senior secured bond,
         A-1, 144A, zero cpn., 5/31/18 ..................................           Peru               810,000              554,850
      Province Del Neuquen, senior note,
          c 144A, 8.656%, 10/18/14 ......................................        Argentina             600,000              593,250
            8.656%, 10/18/14 ............................................        Argentina             100,000               98,875
          b Reg S, 8.656%, 10/18/14 .....................................        Argentina             500,000              494,375
    b Republic of El Salvador, Reg S, 7.65%, 6/15/35 ....................       El Salvador          1,450,000            1,631,250
      Republic of Fiji, 6.875%, 9/13/11 .................................           Fiji               600,000              558,068
      Sphynx Capital Markets,
            10.25%, 1/30/10 .............................................        Ivory Coast           406,609    EUR       603,115
          d cvt., FRN, 13.00%, 8/11/10 ..................................          Ghana               600,000    GHS       610,767
  d,i Standard Chartered Bank, cvt., FRN, 11.341%, 3/02/12 ..............          Zambia            1,000,000            1,081,898
                                                                                                                       -------------
      TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
         (COST $36,086,060) .............................................                                                37,416,209
                                                                                                                       -------------
      TOTAL LONG TERM INVESTMENTS (COST $57,096,389) ....................                                                58,310,505
                                                                                                                       -------------


12 | Semiannual Report

Franklin Global Trust

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND                  COUNTRY         PRINCIPAL AMOUNT a       VALUE
------------------------------------------------------------------------------------------------------------------------------------
      SHORT TERM INVESTMENTS 12.3%
      FOREIGN GOVERNMENT AND AGENCY SECURITIES 10.0%
  e,i Citigroup Funding Inc., cvt., zero cpn.,
            3/07/08 .....................................................          Malawi              313,873         $    336,095
            3/08/08 .....................................................          Malawi              266,000              255,174
      Government of South Africa, 10.00%, 2/28/08 .......................       South Africa        14,000,000    ZAR     1,872,659
    l Mauritius Treasury Bill, 2/22/08 ..................................        Mauritius           3,900,000    MUR       136,207
    l Mexico Treasury Bill, 12/18/08 ....................................          Mexico            1,000,000 m  MXN       865,568
    l South Africa Treasury Bill,
            2/06/08 .....................................................       South Africa         6,000,000    ZAR       801,250
            2/20/08 .....................................................       South Africa        10,000,000    ZAR     1,329,672
    i Standard Bank PLC, zero cpn., 9/11/08 .............................       Ivory Coast        200,000,000    XOF       419,362
    l Zambia Treasury Bill,
            2/11/08 .....................................................          Zambia        2,000,000,000    ZMK       525,030
            2/18/08 .....................................................          Zambia          500,000,000    ZMK       130,913
            7/21/08 .....................................................          Zambia        1,000,000,000    ZMK       248,817
            7/28/08 .....................................................          Zambia          500,000,000    ZMK       124,124
                                                                                                                       -------------
      TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
         (COST $7,321,710) ..............................................                                                 7,044,871
                                                                                                                       -------------
      TOTAL INVESTMENTS BEFORE MONEY MARKET FUND AND REPURCHASE
         AGREEMENT (COST $64,418,099) ...................................                                                65,355,376
                                                                                                                       -------------

                                                                                                 --------------------
                                                                                                        SHARES
                                                                                                 --------------------
      MONEY MARKET FUND (COST $501,756) 0.7%
    n Franklin Institutional Fiduciary Trust Money Market Portfolio,
         3.64% ..........................................................      United States           501,756              501,756
                                                                                                                       -------------

                                                                                                 --------------------
                                                                                                  PRINCIPAL AMOUNT a
                                                                                                 --------------------
      REPURCHASE AGREEMENT (COST $1,119,493) 1.6%
    o Joint Repurchase Agreement, 2.599%, 2/01/08 .......................      United States         1,119,493            1,119,493
         (Maturity Value $1,119,574)
           ABN AMRO Bank NV, New York Branch (Maturity Value $94,682)
           Banc of America Securities LLC (Maturity Value $94,682)
           Barclays Capital Inc. (Maturity Value $94,682)
           BNP Paribas Securities Corp. (Maturity Value $94,682)
           Credit Suisse Securities (USA) LLC (Maturity Value $94,682)
           Deutsche Bank Securities Inc. (Maturity Value $94,682)
           Dresdner Kleinwort Wasserstein Securities LLC
             (Maturity Value $94,682)
           Goldman, Sachs & Co. (Maturity Value $94,682)
           Greenwich Capital Markets Inc. (Maturity Value $94,682)
           Lehman Brothers Inc. (Maturity Value $78,072)
           Merrill Lynch Government Securities Inc.
             (Maturity Value $94,682)
           UBS Securities LLC (Maturity Value $94,682)
             Collateralized by U.S. Government Agency Securities,
               2.96% - 7.25%, 2/15/08 - 12/12/12; l U.S. Government
                 Agency Discount Notes, 2/08/08 - 8/01/12; and
                 U.S. Treasury Notes, 4.375% - 5.75%, 8/15/10 - 2/15/12


                                                          Semiannual Report | 13

Franklin Global Trust

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND                                                           VALUE
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL INVESTMENTS (COST $66,039,348) 94.9% ........................                                              $ 66,976,625
      NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS (0.0)% p ........                                                   (11,993)
      OTHER ASSETS, LESS LIABILITIES 5.1% ...............................                                                 3,607,592
                                                                                                                       -------------
      NET ASSETS 100.0% .................................................                                              $ 70,572,224
                                                                                                                       =============

CURRENCY ABBREVIATIONS

BRL  -  Brazilian Real
DEM  -  German Mark
EUR  -  Euro
FRF  -  French Franc
GHS  -  Ghanaian Cedi New
JPY  -  Japanese Yen
MUR  -  Mauritius Rupee
MXN  -  Mexican Peso
TRY  -  Turkish Lira
UAH  -  Ukraine Hryvna
XOF  -  West African Franc
ZAR  -  South African Rand
ZMK  -  Zambia Kwacha

SELECTED PORTFOLIO ABBREVIATIONS

FRN  -  Floating Rate Note
MTN  -  Medium Term Note

a The principal amount is stated in U.S. dollars unless otherwise indicated.

b Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At January 31, 2008, the aggregate value of these securities was $13,057,314, representing 18.5% of net assets.

c Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At January 31, 2008, the aggregate value of these securities was $6,231,680, representing 8.83% of net assets.

d The coupon rate shown represents the rate at period end.

e Security has been deemed illiquid because it may not be able to be sold within seven days. At January 31, 2007, the aggregate value of these securities was $6,767,566, representing 9.59% of net assets.

f The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

g See Note 10 regarding defaulted securities.

h Principal amount is stated in 100 Mexican Peso Units.

i See Note 1(e) regarding credit linked notes.

j Principal amount of security is adjusted for inflation. See Note 1(g).

k Principal amount is stated in 1,000 Brazilian Real Units.

l The security is traded on a discount basis with no stated coupon rate.

m Principal amount is stated in 10 Mexican Peso Units.

n See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

o See Note 1(c) regarding joint repurchase agreements.

p Rounds to less than 0.1% of net assets.


14 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Global Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
January 31, 2008 (unaudited)

                                                                                        ----------------
                                                                                            FRANKLIN
                                                                                            TEMPLETON
                                                                                        EMERGING MARKET
                                                                                              DEBT
                                                                                         OPPORTUNITIES
                                                                                              FUND
                                                                                        ----------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ...................................................   $    64,418,099
      Cost - Sweep Money Fund (Note 7) ..............................................           501,756
      Cost - Repurchase agreements ..................................................         1,119,493
                                                                                        ----------------
      Total cost of investments .....................................................   $    66,039,348
                                                                                        ================
      Value - Unaffiliated issuers ..................................................   $    65,355,376
      Value - Sweep Money Fund (Note 7) .............................................           501,756
      Value - Repurchase agreements .................................................         1,119,493
                                                                                        ----------------
      Total value of investments ....................................................        66,976,625
   Foreign currency, at value (cost $2,949,332) .....................................         2,996,442
   Receivables:
      Investment securities sold ....................................................           150,086
      Interest ......................................................................         1,063,854
   Unrealized gain on forward exchange contracts (Note 8) ...........................           160,522
                                                                                        ----------------
         Total assets ...............................................................        71,347,529
                                                                                        ----------------
Liabilities:
   Payables:
      Investment securities purchased ...............................................           498,658
      Affiliates ....................................................................            56,644
   Unrealized loss on forward exchange contracts (Note 8) ...........................           172,515
   Accrued expenses and other liabilities ...........................................            47,488
                                                                                        ----------------
         Total liabilities ..........................................................           775,305
                                                                                        ----------------
            Net assets, at value ....................................................   $    70,572,224
                                                                                        ================
Net assets consist of:
   Paid-in capital ..................................................................   $    69,411,795
   Undistributed net investment income ..............................................           231,899
   Net unrealized appreciation (depreciation) .......................................           973,298
   Accumulated net realized gain (loss) .............................................           (44,768)
                                                                                        ----------------
            Net assets, at value ....................................................   $    70,572,224
                                                                                        ================
Shares outstanding ..................................................................         6,516,400
                                                                                        ================
Net asset value and maximum offering price per share a ..............................   $         10.83
                                                                                        ================

a Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Franklin Global Trust

STATEMENT OF OPERATIONS
for the six months ended January 31, 2008 (unaudited)

                                                                                        ----------------
                                                                                            FRANKLIN
                                                                                            TEMPLETON
                                                                                        EMERGING MARKET
                                                                                              DEBT
                                                                                         OPPORTUNITIES
                                                                                              FUND
                                                                                        ----------------
Investment income:
   Dividends:
      Unaffiliated issuers ..........................................................   $       337,701
      Sweep Money Fund (Note 7) .....................................................            10,691
   Interest .........................................................................         2,283,295
                                                                                        ----------------
         Total investment income ....................................................         2,631,687
                                                                                        ----------------
Expenses:
   Management fees (Note 3a) ........................................................           260,637
   Administrative fees (Note 3b) ....................................................            65,361
   Transfer agent fees (Note 3c) ....................................................               455
   Custodian fees (Note 4) ..........................................................            18,253
   Reports to shareholders ..........................................................            10,301
   Registration and filing fees .....................................................            18,765
   Professional fees ................................................................            18,415
   Trustees' fees and expenses ......................................................             1,667
   Other ............................................................................             1,952
                                                                                        ----------------
         Total expenses .............................................................           395,806
         Expense reductions (Note 4) ................................................            (1,041)
         Expenses waived/paid by affiliates (Note 3d) ...............................           (35,281)
                                                                                        ----------------
            Net expenses ............................................................           359,484
                                                                                        ----------------
               Net investment income ................................................         2,272,203
                                                                                        ----------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...................................................................           257,062
      Foreign currency transactions .................................................          (309,865)
                                                                                        ----------------
               Net realized gain (loss) .............................................           (52,803)
                                                                                        ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments ......................................................................          (784,421)
   Translation of assets and liabilities denominated in foreign currencies ..........           137,281
                                                                                        ----------------
               Net change in unrealized appreciation (depreciation) .................          (647,140)
                                                                                        ----------------
Net realized and unrealized gain (loss) .............................................          (699,943)
                                                                                        ----------------
Net increase (decrease) in net assets resulting from operations .....................   $     1,572,260
                                                                                        ================


16 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Global Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  ---------------------------------
                                                                                                          FRANKLIN TEMPLETON
                                                                                                           EMERGING MARKET
                                                                                                       DEBT OPPORTUNITIES FUND
                                                                                                  ---------------------------------
                                                                                                  SIX MONTHS ENDED
                                                                                                  JANUARY 31, 2008     YEAR ENDED
                                                                                                     (UNAUDITED)     JULY 31, 2007
                                                                                                  ---------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...................................................................   $      2,272,203   $   2,949,163
      Net realized gain (loss) from investments and foreign currency transactions .............            (52,803)        509,398
      Net change in unrealized appreciation (depreciation) on investments and
         translation of assets and liabilities denominated in foreign currencies ..............           (647,140)      1,554,805
                                                                                                  ---------------------------------
            Net increase (decrease) in net assets resulting from operations ...................          1,572,260       5,013,366
                                                                                                  ---------------------------------
   Distributions to shareholders from:
      Net investment income ...................................................................         (3,950,011)     (1,247,540)
      Net realized gains ......................................................................           (359,917)        (26,883)
                                                                                                  ---------------------------------
   Total distributions to shareholders ........................................................         (4,309,928)     (1,274,423)
                                                                                                  ---------------------------------
   Capital share transactions (Note 2) ........................................................         16,487,973      43,705,881
                                                                                                  ---------------------------------
            Net increase (decrease) in net assets .............................................         13,750,305      47,444,824
Net assets:
   Beginning of period ........................................................................         56,821,919       9,377,095
                                                                                                  ---------------------------------
   End of period ..............................................................................   $     70,572,224   $  56,821,919
                                                                                                  =================================
Undistributed net investment income included in net assets:
   End of period ..............................................................................   $        231,899   $   1,909,707
                                                                                                  =================================


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of eight separate funds. The Franklin Templeton Emerging Market Debt Opportunities Fund (Fund) included in this report is non-diversified. The financial statements of the remaining funds in the Trust are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the


18 | Semiannual Report

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. JOINT REPURCHASE AGREEMENT

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the


                                                          Semiannual Report | 19

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. JOINT REPURCHASE AGREEMENT (CONTINUED)

seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at period end had been entered into on January 31, 2008. The joint repurchase agreement is valued at cost.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. CREDIT LINKED NOTES

The Fund may purchase credit linked notes. Credit linked notes are intended to replicate the economic effects that would apply had the Fund directly purchased the underlying reference asset. The risks of credit linked notes include the potential default of the underlying reference asset, the movement in the value of the currency of the underlying reference assets relative to the credit linked note, the potential inability of the Fund to dispose of the credit linked note in the normal course of business, and the possible inability of the counterparties to fulfill their obligations under the contracts.


20 | Semiannual Report

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Inflation-indexed bonds provide an inflation hedge through periodic increases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.


                                                          Semiannual Report | 21

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. There were no redemption fees for the period.

J. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and directors are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At January 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                         --------------------------------------------------
                                                            SIX MONTHS ENDED             YEAR ENDED
                                                            JANUARY 31, 2008            JULY 31, 2007
                                                         --------------------------------------------------
                                                           SHARES      AMOUNT       SHARES       AMOUNT
                                                         --------------------------------------------------
Shares sold ...........................................  1,119,134  $ 12,740,692   4,039,595  $ 42,746,596
Shares issued in reinvestment of distributions ........    345,785     3,748,276      91,622       959,285
Shares redeemed. ......................................        (86)         (995)         --            --
                                                         --------------------------------------------------
Net increase (decrease). ..............................  1,464,833  $ 16,487,973   4,131,217  $ 43,705,881
                                                         ==================================================


22 | Semiannual Report

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

-----------------------------------------------------------------------------------------------------
SUBSIDIARY                                                                  AFFILIATION
-----------------------------------------------------------------------------------------------------
Franklin Templeton Investment Management Limited (Investment Management)    Investment manager
Franklin Templeton Services, LLC (FT Services)                              Administrative manager
Franklin Templeton Investor Services, LLC (Investor Services)               Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Investment Management based on the average daily net assets of the Fund as follows:

-------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
-------------------------------------------------------------------------
     0.800%           Up to and including $500 million
     0.700%           Over $500 million, up to and including $1 billion
     0.650%           In excess of $1 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. TRANSFER AGENT FEES

For the period ended January 31, 2008, the Fund paid transfer agent fees of $455, of which $357 was retained by Investor Services.

D. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and Investment Management have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through November 30, 2008. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After November 30, 2008, FT Services and Investment Management may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

E. OTHER AFFILIATED TRANSACTIONS

At January 31, 2008, Franklin Advisers, Inc. (Advisers) owned 7.67% of the Fund's outstanding shares.


                                                          Semiannual Report | 23

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended January 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At July 31, 2007, the Fund deferred realized currency losses of $34,042.

At January 31, 2008, the cost of investments, net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ..................................   $ 66,173,197
                                                         =============

Unrealized appreciation ..............................   $  2,735,636
Unrealized depreciation ..............................     (1,932,208)
                                                         -------------
Net unrealized appreciation (depreciation) ...........   $    803,428
                                                         =============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums and inflation related adjustments on foreign securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended January 31, 2008, aggregated $26,202,958 and $11,941,867, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


24 | Semiannual Report

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

8. FORWARD EXCHANGE CONTRACTS

At January 31, 2008, the Fund had the following forward exchange contracts outstanding:

                                           ---------------------------------------------------------
                                              CONTRACT       SETTLEMENT     UNREALIZED   UNREALIZED
                                              AMOUNT a          DATE           GAIN         LOSS
                                           ---------------------------------------------------------
CONTRACTS TO SELL
     300,000   U.S. Dollar .............   673,500,000 COP     3/11/08    $  44,504      $       --
     400,000   U.S. Dollar .............   894,800,000 COP     3/11/08       57,702              --
     400,000   U.S. Dollar .............   896,000,000 COP     3/11/08       58,316              --
 600,000,000   Japanese Yen ............     5,667,890         4/21/08           --          (5,332)
   8,000,000   Euro ....................    11,698,000         4/21/08           --        (167,183)
                                                                          --------------------------
   Unrealized gain (loss) on forward exchange contracts ...............     160,522        (172,515)
                                                                          ==========================
     Net unrealized gain (loss) on forward exchange contracts .........                  $  (11,993)
                                                                                         ===========

a In U.S. dollars unless otherwise indicated.

CURRENCY ABBREVIATION

COP - Columbian Peso

9. SHAREHOLDER CONCENTRATIONS

The Fund has a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At January 31, 2008, there were four unaffiliated shareholders, holding 41%, 13%, 12% and 8% of the Fund's outstanding shares.

10. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 77.23% of its portfolio invested in below investment grade and comparable quality rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At January 31, 2008, the aggregate value of these securities was $3,021,929, representing 4.28% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.


                                                          Semiannual Report | 25

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

11. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

12. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (SEC), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (marketing support), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the Company), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.


26 | Semiannual Report

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

13. NEW ACCOUNTING PRONOUNCEMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (FIN 48), on January 31, 2008. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. The Fund has reviewed the tax positions for each of the two open tax years as of July 31, 2007 and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                          Semiannual Report | 27

Franklin Global Trust

TAX DESIGNATION (UNAUDITED)

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

At July 31, 2007, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code (Code). This designation will allow shareholders of record on December 14, 2007, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid and foreign source income as designated by the Fund, to Advisor Class shareholders of record.

--------------------------------------------------------------------------------
                                       FOREIGN TAX PAID   FOREIGN SOURCE INCOME
CLASS                                     PER SHARE            PER SHARE
--------------------------------------------------------------------------------
Advisor Class ......................      0.0047                0.5139

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income. 1

In January 2008, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2007. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2007 individual income tax returns.

1 Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


28 | Semiannual Report

FRANKLIN GLOBAL TRUST

SHAREHOLDER INFORMATION

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 29

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

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

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

     [LOGO](R)       FRANKLIN TEMPLETON INSTITUTIONAL
FRANKLIN TEMPLETON
   INSTITUTIONAL     600 Fifth Avenue
                     New York, NY 10020

SEMIANNUAL REPORT

FRANKLIN TEMPLETON EMERGING MARKET
DEBT OPPORTUNITIES FUND

INVESTMENT MANAGER

Franklin Templeton Investment Management Limited

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES

1-800/321-8563
ftinstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


699 S2008 03/08















                                                  SEMIANNUAL REPORT | 01 31 2008
--------------------------------------------------------------------------------

                                         ---------------------------------------
                                         FRANKLIN GLOBAL TRUST
                                         ---------------------------------------

                                         Franklin Templeton High Income Fund

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                  INSTITUTIONAL

Contents

SEMIANNUAL REPORT

Franklin Templeton High Income Fund .......................................    1

Performance Summary .......................................................    5

Your Fund's Expenses ......................................................    7

Financial Highlights and Statement of Investments .........................    9

Financial Statements ......................................................   14

Notes to Financial Statements .............................................   17

Shareholder Information ...................................................   23

--------------------------------------------------------------------------------

Semiannual Report

Franklin Templeton High Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton High Income Fund seeks total return by investing primarily in debt securities offering high yield and expected total return. The Fund may invest up to 100% of its assets in high yield, lower-quality debt securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Templeton High Income Fund's semiannual report for the period ended January 31, 2008.

PERFORMANCE OVERVIEW

Franklin Templeton High Income Fund posted a +3.04% cumulative total return for the six months ended January 31, 2008. The Fund outperformed its benchmark, the Credit Suisse (CS) High Yield Index - Developed Countries Only, which returned +0.55% during the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 5.

1. Source: Credit Suisse. The CS High Yield Index - Developed Countries Only is designed to mirror the investible universe of the U.S. dollar denominated high yield debt market. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 10.

--------------------------------------------------------------------------------

-----------------------------------------------------
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-----------------------------------------------------


                                                           Semiannual Report | 1

ECONOMIC AND MARKET OVERVIEW

The pace of U.S. economic growth decelerated for the six-month period ended January 31, 2008, as fourth quarter gross domestic product grew at an estimated 0.6% annualized rate, down from 4.9% annualized in the third quarter. Although consumer spending and personal income continued to support the economy, signs of a slowdown became evident during the six months under review as a number of indicators reflected a housing market correction, financial market strains, and softening business and consumer spending, as well as upward inflation pressures from increasing food, energy and commodity prices, and a weaker dollar.

Volatile oil prices reached a historical high in early January, topping $100 per barrel, before retreating to $92 by period-end. Core inflation, which excludes food and energy costs, rose modestly for the period, signaling that inflation risk remains. For January 2008, core inflation had a 12-month increase of 2.5%. 2 The Federal Reserve Board's (Fed's) preferred measure of inflation, the core personal consumption expenditures price index, reported a 12-month increase of 2.2%. 3

As investor uncertainty persisted, the Fed remained committed to act in an effort to restore normalcy to U.S. financial markets. After a broad-based international stock sell-off near the end of the reporting period, the Fed aggressively cut interest rates twice in January and brought the federal funds target rate to 3.0%. Likewise, President Bush and Congress hammered out the details of a $170 billion stimulus plan intended to boost the flagging U.S. economy.

Over the period, investors sought relative safety in short-term U.S. Treasuries, Treasury yields declined and the yield curve steepened. Short-term, two- and five-year yields declined significantly, with the two-year bill yielding 2.17% at the end of January, down from 4.56% six months earlier. The 10-year U.S. Treasury note ended January yielding 3.67%, compared with 4.78% at the beginning of the period.

The high yield corporate bond market experienced significant pressure during the six months under review. In early summer 2007, the subprime mortgage market began to collapse. Although the high yield market had relatively little direct exposure to the subprime and residential housing sectors, it could not withstand the financial markets' resulting equity market volatility and broader risk aversion. In addition, a pending supply of lower-quality, high yield bonds, which were to finance many large, leveraged buyout (LBO) transactions, weighed heavily on the secondary market as demand for such transactions

2. Source: Bureau of Labor Statistics.

3. Source: Bureau of Economic Analysis.


2 | Semiannual Report
waned. Greater concerns surrounding slower U.S. economic growth increased worries about the credit outlook for more cyclical high yield issuers. High yield spread premiums over U.S. Treasury securities widened by approximately 250 basis points during the period, from 4.4 percentage points to 6.9 percentage points. 4 Consequently, even with the aforementioned decline in Treasury yields, the high yield market delivered only flat results for the period.

Despite some reduction in upcoming new high yield supply due to completed deals and certain canceled LBO transactions, a significant lower-quality supply remained as of January 2008. Overall high yield market valuations were the widest since 2003; however, it is important to note that credit fundamentals were relatively solid, with default rates near 25-year lows. Thus, valuation levels at period-end priced in a meaningful increase in default rates going forward, driven largely by a combination of weaker corporate earnings and the lower quality of new high yield issuance that came to market over the past few years.

INVESTMENT STRATEGY

We are research-driven, fundamental investors who rely on a team of analysts to provide in-depth industry expertise, using both qualitative and quantitative analysis to evaluate companies. As "bottom-up" investors, we focus primarily on individual securities. In selecting securities for the Fund's investment portfolio, we do not rely principally on the ratings assigned by rating agencies; we perform our own independent investment analysis to evaluate the credit-worthiness of the issuer.

In addition to our fundamental analysis, yield and expected return are also considered in selecting securities. We focus primarily on individual securities but also consider industry sectors. Because issuers of high yield bonds tend to be heavily represented in particular sectors, the Fund may, from time to time, have significant investments in one or more sectors.

MANAGER'S DISCUSSION

During recent high yield market weakness, we maintained a slightly conservative positioning, from a risk perspective, relative to the benchmark CS High Yield Index - Developed Countries Only. Given a significant supply of pending LBO and other merger and acquisition-related transactions scheduled to come to market, as well as growing concerns about the domestic economic outlook, valuations fell considerably during the reporting period. As a result, the Fund's somewhat defensive positioning benefited the Fund's relative performance.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 1/31/08

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Media                                        13.1%
Materials                                    10.8%
Energy                                       10.7%
Utilities                                     8.3%
Telecommunication Services                    8.2%
Health Care Equipment & Services              7.9%
Capital Goods                                 6.9%
Consumer Services                             5.5%
Automobiles & Components                      5.0%
Software & Services                           3.3%
Food, Beverage & Tobacco                      3.3%
Consumer Durables & Apparel                   3.0%
Commercial Services & Supplies                2.9%
Diversified Financials                        2.1%
Real Estate                                   2.0%
Other                                         3.4%
Short-Term Investments & Other Net Assets     3.6%

4. Source: Credit Suisse. See footnote 1 for a description of the CS High Yield Index - Developed Countries Only.


                                                           Semiannual Report | 3

Notably, the Fund did not experience any defaults on the bonds held in the portfolio during the reporting period.

Regarding industry positioning, our relative weightings had a slightly positive impact on performance compared with that of the index. For example, the Fund's overweighted exposure to certain segments of the health care sector, such as acute care (hospitals) and alternative site service providers, helped relative performance given the sector's more defensive nature. 5 The Fund's holdings in the utilities sector, another defensive area of the market, also contributed to the Fund's outperformance during the period. On the other hand, the Fund's lack of exposure to the medical products industry was a detractor from relative performance given the industry's positive performance. Similarly, the Fund's lower weighting in the energy exploration and development industry hindered relative performance as high energy prices supported that industry's performance. 6

We thank you for your continued participation in Franklin Templeton High Income Fund, and we look forward to serving your future investment needs.

Sincerely,

[PHOTO OMITTED]         /s/ Christopher J. Molumphy

                        Christopher J. Molumphy, CFA
                        Executive Vice President
                        Portfolio Manager
                        Franklin Advisers, Inc.

[PHOTO OMITTED]         /s/ Eric G. Takaha

                        Eric G. Takaha, CFA
                        Senior Vice President
                        Portfolio Manager
                        Franklin Advisers, Inc.

5. The Fund's acute care and alternative site service providers holdings are part of health care equipment and services in the SOI.

6. The energy exploration and development industry is part of energy in the SOI.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JANUARY 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


4 | Semiannual Report

Performance Summary as of 1/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------------------------------
SYMBOL: N/A                                               CHANGE         1/31/08         7/31/07
-------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                     -$0.23          $9.52           $9.75
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS (8/1/07-1/31/08)
-------------------------------------------------------------------------------------------------
Dividend Income                         $0.3798
-------------------------------------------------------------------------------------------------
Short-Term Capital Gain                 $0.0775
-------------------------------------------------------------------------------------------------
Long-Term Capital Gain                  $0.0745
-------------------------------------------------------------------------------------------------
   TOTAL                                $0.5318
-------------------------------------------------------------------------------------------------

PERFORMANCE 1

-------------------------------------------------------------------------------------------------
                                        6-MONTH           1-YEAR    3-YEAR   INCEPTION (8/25/03)
-------------------------------------------------------------------------------------------------
Cumulative Total Return 2                +3.04%           +1.44%   +16.89%         +44.05%
-------------------------------------------------------------------------------------------------
Average Annual Total Return 3            +3.04%           +1.44%    +5.34%          +8.58%
-------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (12/31/07) 4                       +3.51%    +5.78%          +9.06%
-------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5
-------------------------------------------------------------------------------------------------
      Without waiver                              1.50%
-------------------------------------------------------------------------------------------------
      With waiver                                 0.50%
-------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563.

THE MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO LIMIT FUND EXPENSES SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED 0.50% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES) UNTIL 11/30/08.


                                                           Semiannual Report | 5

ENDNOTES

INTEREST RATE MOVEMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THE FUND'S INVESTMENTS IN FOREIGN COUNTRIES, INCLUDING EMERGING MARKETS, CAN INVOLVE SPECIAL RISKS INCLUDING CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.


6 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                           Semiannual Report | 7

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 8/1/07      VALUE 1/31/08   PERIOD* 8/1/07-1/31/08
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,030.40             $2.55
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,022.62             $2.54
-------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waiver, of 0.50%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


8 | Semiannual Report

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON HIGH INCOME FUND

                                                         -------------------------------------------------------------------
                                                         SIX MONTHS ENDED
                                                         JANUARY 31, 2008                 YEAR ENDED JULY 31,
                                                            (UNAUDITED)        2007         2006         2005         2004 f
                                                         -------------------------------------------------------------------
ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................        $  9.75       $  9.95      $ 10.58      $ 10.51      $ 10.00
                                                         -------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ...........................           0.37          0.75         0.73         0.75         0.72
   Net realized and unrealized gains (losses) ........          (0.07)        (0.12)       (0.37)        0.45         0.61
                                                         -------------------------------------------------------------------
Total from investment operations .....................           0.30          0.63         0.36         1.20         1.33
                                                         -------------------------------------------------------------------
Less distributions from:
   Net investment income .............................          (0.38)        (0.77)       (0.75)       (0.78)       (0.77)
   Net realized gains ................................          (0.15)        (0.06)       (0.24)       (0.35)       (0.05)
                                                         -------------------------------------------------------------------
Total distributions ..................................          (0.53)        (0.83)       (0.99)       (1.13)       (0.82)
                                                         -------------------------------------------------------------------
Net asset value, end of period .......................        $  9.52       $  9.75      $  9.95      $ 10.58      $ 10.51
                                                         ===================================================================

Total return c .......................................           3.04%         6.26%        3.61%       11.86%       13.53%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates ....           1.54%         1.48%        1.33%        1.31%        1.36%
Expenses net of waiver and payments by affiliates ....           0.50% e       0.50% e      0.50% e      0.50% e      0.50%
Net investment income ................................           7.50%         7.29%        7.13%        7.07%        7.33%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................        $ 6,012       $ 6,062      $ 7,069      $ 8,161      $ 7,337
Portfolio turnover rate ..............................          15.02%        48.08%       54.31%       53.77%       82.00%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Benefit of expense reduction rounds to less than 0.01%.

f For the period August 25, 2003 (commencement of operations) to July 31, 2004.


                                                           Semiannual Report |
  The accompanying notes are an integral part of these financial statements. | 9

Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2008 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN TEMPLETON HIGH INCOME FUND                                                COUNTRY      PRINCIPAL AMOUNT a     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    CORPORATE BONDS 96.4%
    AUTOMOBILES & COMPONENTS 5.0%
  b Allison Transmission Inc., senior note, 144A, 11.00%, 11/01/15 .............    United States       $   50,000      $    42,250
    Ford Motor Credit Co. LLC, senior note,
       5.80%, 1/12/09 ..........................................................    United States          100,000           97,288
       9.875%, 8/10/11 .........................................................    United States           75,000           72,012
    General Motors Corp., senior deb., 7.70%, 4/15/16 ..........................    United States           25,000           20,813
  b TRW Automotive Inc., senior note, 144A, 7.25%, 3/15/17 .....................    United States           75,000           67,125
                                                                                                                        -----------
                                                                                                                            299,488
                                                                                                                        -----------
    CAPITAL GOODS 6.9%
    DRS Technologies Inc., senior sub. note, 7.625%, 2/01/18 ...................    United States           50,000           49,625
    Greenbrier Cos. Inc., senior note, 8.375%, 5/15/15 .........................    United States           50,000           45,625
    L-3 Communications Corp., senior sub. note, 5.875%, 1/15/15 ................    United States           50,000           48,875
    Nortek Inc., senior sub. note, 8.50%, 9/01/14 ..............................    United States           75,000           58,875
    RBS Global & Rexnord Corp., senior note, 9.50%, 8/01/14 ....................    United States           75,000           68,062
    Terex Corp., senior sub. note, 8.00%, 11/15/17 .............................    United States           50,000           49,375
    TransDigm Inc., senior sub. note, 7.75%, 7/15/14 ...........................    United States           50,000           50,500
    United Rentals North America Inc., senior sub. note, 7.75%, 11/15/13 .......    United States           50,000           41,063
                                                                                                                        -----------
                                                                                                                            412,000
                                                                                                                        -----------
    COMMERCIAL SERVICES & SUPPLIES 2.9%
    Allied Waste North America Inc., senior secured note, 6.875%, 6/01/17 ......    United States           50,000           48,750
    ARAMARK Corp., senior note, 8.50%, 2/01/15 .................................    United States           75,000           75,000
  b Ceva Group PLC, senior note, 144A, 10.00%, 9/01/14 .........................   United Kingdom           50,000           47,500
                                                                                                                        ------------
                                                                                                                            171,250
                                                                                                                        ------------
    CONSUMER DURABLES & APPAREL 3.0%
    Jarden Corp., senior sub. note, 7.50%, 5/01/17 .............................    United States           75,000           64,500
    Jostens IH Corp., senior sub. note, 7.625%, 10/01/12 .......................    United States           50,000           49,625
    KB Home, senior note, 6.25%, 6/15/15 .......................................    United States           75,000           68,625
                                                                                                                        ------------
                                                                                                                            182,750
                                                                                                                        ------------
    CONSUMER SERVICES 5.5%
  b Fontainebleau Las Vegas, 144A, 10.25%, 6/15/15 .............................    United States           50,000           37,750
    MGM MIRAGE, senior note, 6.625%, 7/15/15 ...................................    United States          100,000           92,750
  b Outback Steakhouse Inc., senior note, 144A, 10.00%, 6/15/15 ................    United States           50,000           31,750
    Pinnacle Entertainment Inc., senior sub. note, 8.75%, 10/01/13 .............    United States           50,000           49,000
    Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18 ..................    United States           75,000           70,600
    Station Casinos Inc., senior sub. note, 6.875%, 3/01/16 ....................    United States           75,000           51,375
                                                                                                                        ------------
                                                                                                                            333,225
                                                                                                                        ------------
    DIVERSIFIED FINANCIALS 2.1%
    GMAC LLC, 6.875%, 8/28/12 ..................................................    United States          150,000          127,476
                                                                                                                        ------------
    ENERGY 10.7%
    Chesapeake Energy Corp., senior note, 6.25%, 1/15/18 .......................    United States          100,000           96,500
    Compagnie Generale de Geophysique-Veritas, senior note, 7.75%,
      5/15/17 ..................................................................       France               50,000           49,750
    Copano Energy LLC, senior note, 8.125%, 3/01/16 ............................    United States           50,000           50,875
    El Paso Corp., senior note, 6.875%, 6/15/14 ................................    United States           75,000           75,134


10 | Semiannual Report

Franklin Global Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN TEMPLETON HIGH INCOME FUND                                                COUNTRY      PRINCIPAL AMOUNT a     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    CORPORATE BONDS (CONTINUED)
    ENERGY (CONTINUED)
    Mariner Energy Inc., senior note, 7.50%, 4/15/13 ...........................    United States       $   50,000      $    48,125
    Markwest Energy Partners LP, senior note, 6.875%, 11/01/14 .................    United States           50,000           47,500
    Peabody Energy Corp., senior note, 7.375%, 11/01/16 ........................    United States           50,000           51,375
  b Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14 ..................     Switzerland            75,000           69,000
    Tesoro Corp., senior note, 6.50%, 6/01/17 ..................................    United States           75,000           73,500
    The Williams Cos. Inc., senior note, 7.625%, 7/15/19 .......................    United States           75,000           81,188
                                                                                                                        ------------
                                                                                                                            642,947
                                                                                                                        ------------
    FOOD, BEVERAGE & TOBACCO 3.3%
    Dean Foods Inc., senior note, 7.00%, 6/01/16 ...............................    United States           50,000           45,750
    Reynolds American Inc., senior secured note, 7.625%, 6/01/16 ...............    United States           75,000           79,804
    Smithfield Foods Inc., senior note, 7.75%, 7/01/17 .........................    United States           75,000           71,250
                                                                                                                        ------------
                                                                                                                            196,804
                                                                                                                        ------------
    HEALTH CARE EQUIPMENT & SERVICES 7.9%
    DaVita Inc., senior sub. note, 7.25%, 3/15/15 ..............................    United States           75,000           75,000
  b FMC Finance III SA, senior note, 144A, 6.875%, 7/15/17 .....................       Germany              75,000           75,375
    HCA Inc.,
       senior note, 6.50%, 2/15/16 .............................................    United States           50,000           42,688
       senior secured note, 9.125%, 11/15/14 ...................................    United States           75,000           78,094
    Tenet Healthcare Corp., senior note, 6.375%, 12/01/11 ......................    United States           75,000           69,187
  c U.S. Oncology Holdings Inc., senior note, FRN, PIK, 10.759%, 3/15/12 .......    United States           50,000           37,875
    United Surgical Partners International Inc., senior sub. note, PIK, 9.25%,
      5/01/17 ..................................................................    United States           50,000           47,750
    Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%, 10/01/14 ......    United States           50,000           47,625
                                                                                                                        ------------
                                                                                                                            473,594
                                                                                                                        ------------
    MATERIALS 10.8%
    Crown Americas Inc., senior note, 7.75%, 11/15/15 ..........................    United States           50,000           51,125
    Freeport-McMoRan Copper & Gold Inc., senior note, 8.375%, 4/01/17 ..........    United States           75,000           79,875
    Huntsman International LLC, senior sub. note, 7.875%, 11/15/14 .............    United States           50,000           52,250
  b Ineos Group Holdings PLC, 144A, 8.50%, 2/15/16 .............................   United Kingdom           75,000           58,875
    JSG Funding PLC, senior sub. note, 7.75%, 4/01/15 ..........................       Ireland              75,000           69,375
  b MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17 .....................    United States           50,000           43,250
    Nalco Co., senior sub. note, 8.875%, 11/15/13 ..............................    United States           75,000           76,500
  b New Page Corp., senior secured note, 144A, 10.00%, 5/01/12 .................    United States           75,000           75,000
    Novelis Inc., senior note, 7.25%, 2/15/15 ..................................       Canada               75,000           69,563
    Owens-Brockway Glass Container Inc., senior note, 6.75%, 12/01/14 ..........    United States           75,000           74,812
                                                                                                                        ------------
                                                                                                                            650,625
                                                                                                                        ------------
    MEDIA 13.1%
    CSC Holdings Inc.,
       senior note, B, 7.625%, 4/01/11 .........................................    United States           25,000           24,875
       senior deb., 7.625%, 7/15/18 ............................................    United States           50,000           45,000
    CanWest Media Inc., senior sub. note, 8.00%, 9/15/12 .......................       Canada               50,000           47,625
    CCH I LLC, senior secured note, 11.00%, 10/01/15 ...........................    United States           25,000           18,031
    CCH II LLC, senior note, 10.25%, 9/15/10 ...................................    United States          100,000           95,250
    Dex Media West LLC, senior sub. note, 9.875%, 8/15/13 ......................    United States          100,000          102,250
    Dish Network Corp., senior note, 6.375%, 10/01/11 ..........................    United States           50,000           49,375


                                                          Semiannual Report | 11

Franklin Global Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN TEMPLETON HIGH INCOME FUND                                                COUNTRY      PRINCIPAL AMOUNT a     VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    CORPORATE BONDS (CONTINUED)
    MEDIA (CONTINUED)
    Idearc Inc., senior note, 8.00%, 11/15/16 ..................................    United States       $   75,000      $    67,500
    Lamar Media Corp., senior sub. note, 7.25%, 1/01/13 ........................    United States           50,000           49,625
    Liberty Media Corp., senior note, 5.70%, 5/15/13 ...........................    United States           75,000           69,856
    LIN Television Corp., senior sub. note, 6.50%, 5/15/13 .....................    United States           50,000           47,375
    Quebecor Media Inc., senior note, 7.75%, 3/15/16 ...........................       Canada               75,000           69,937
    R.H. Donnelley Corp., senior note, 8.875%, 1/15/16 .........................    United States           25,000           21,563
    Radio One Inc., senior sub. note, 6.375%, 2/15/13 ..........................    United States           50,000           39,562
  b Univision Communications Inc., senior note, 144A, PIK, 9.75%, 3/15/15 ......    United States           50,000           37,625
                                                                                                                        ------------
                                                                                                                            785,449
                                                                                                                        ------------
    REAL ESTATE 2.0%
    Forest City Enterprises Inc., senior note, 7.625%, 6/01/15 .................    United States           50,000           48,250
    Host Marriott LP, senior note, K, 7.125%, 11/01/13 .........................    United States           75,000           74,625
                                                                                                                        ------------
                                                                                                                            122,875
                                                                                                                        ------------
    RETAILING 1.9%
  b Dollar General Corp., senior note, 144A, 10.625%, 7/15/15 ..................    United States           75,000           69,750
    Michaels Stores Inc., senior note, 10.00%, 11/01/14 ........................    United States           50,000           44,750
                                                                                                                        ------------
                                                                                                                            114,500
                                                                                                                        ------------
    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.7%
    Freescale Semiconductor Inc., senior note, 8.875%, 12/15/14 ................    United States           50,000           40,875
                                                                                                                        ------------
    SOFTWARE & SERVICES 3.3%
  b First Data Corp., senior note, 144A, 9.875%, 9/24/15 .......................    United States           50,000           44,313
    Iron Mountain Inc., senior sub. note, 8.75%, 7/15/18 .......................    United States           50,000           52,750
    SunGard Data Systems Inc.,
       senior note, 9.125%, 8/15/13 ............................................    United States           75,000           76,500
       senior sub. note, 10.25%, 8/15/15 .......................................    United States           25,000           25,125
                                                                                                                        ------------
                                                                                                                            198,688
                                                                                                                        ------------
    TECHNOLOGY HARDWARE & EQUIPMENT 0.8%
b,c Sanmina-SCI Corp., senior note, 144A, FRN, 7.741%, 6/15/14 .................    United States           50,000           48,250
                                                                                                                        ------------
    TELECOMMUNICATION SERVICES 8.2%
  b American Tower Corp., senior note, 144A, 7.00%, 10/15/17 ...................    United States           50,000           49,750
    Inmarsat Finance II PLC, senior note, zero cpn. to 11/15/08,
      10.375% thereafter, 11/15/12 .............................................   United Kingdom           75,000           73,500
    Intelsat Intermediate, senior note, zero cpn. to 2/01/10, 9.25% thereafter,
      2/01/15 ..................................................................       Bermuda              25,000           20,625
    Intelsat Subsidiary Holding Co. Ltd., senior note, 8.25%, 1/15/13 ..........       Bermuda              75,000           74,625
    MetroPCS Wireless Inc., senior note, 9.25%, 11/01/14 .......................    United States           75,000           69,375
    Millicom International Cellular SA, senior note, 10.00%, 12/01/13 ..........     Luxembourg             50,000           52,875
    Qwest Communications International Inc., senior note, 7.50%, 2/15/14 .......    United States          100,000           99,500
  b Wind Acquisition Finance SA, senior note, 144A, 10.75%, 12/01/15 ...........        Italy               50,000           53,250
                                                                                                                        ------------
                                                                                                                            493,500
                                                                                                                        ------------
    UTILITIES 8.3%
    AES Corp., senior note, 8.00%, 10/15/17 ....................................    United States           50,000           51,250
    Aquila Inc., senior note, 9.95%, 2/01/11 ...................................    United States           75,000           82,286


12 | Semiannual Report

Franklin Global Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN TEMPLETON HIGH INCOME FUND                                                COUNTRY      PRINCIPAL AMOUNT a     VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    CORPORATE BONDS (CONTINUED)
    UTILITIES (CONTINUED)
    Dynegy Holdings Inc., senior note, 8.375%, 5/01/16 .........................    United States       $   75,000      $    73,313
    Edison Mission Energy, senior note, 7.00%, 5/15/17 .........................    United States           50,000           48,875
    Mirant North America LLC, senior note, 7.375%, 12/31/13 ....................    United States           50,000           50,250
    NRG Energy Inc., senior note, 7.375%, 2/01/16 ..............................    United States          100,000           96,875
  b Texas Competitive Electric Holdings Co. LLC, senior note,
       144A, 10.25%, 11/01/15 ..................................................    United States           75,000           74,062
       B, 144A, 10.25%, 11/01/15 ...............................................    United States           25,000           24,688
                                                                                                                        ------------
                                                                                                                            501,599
                                                                                                                        ------------
    TOTAL CORPORATE BONDS (COST $6,040,409) ....................................                                          5,795,895
                                                                                                                        ------------

                                                                                                         ---------
                                                                                                           SHARES
                                                                                                         ---------
    SHORT TERM INVESTMENT (COST $282,352) 4.7%
    MONEY MARKET FUND 4.7%
  d Franklin Institutional Fiduciary Trust Money Market Portfolio, 3.64% .......    United States          282,352          282,352
                                                                                                                        ------------
    TOTAL INVESTMENTS (COST $6,322,761) 101.1% .................................                                          6,078,247
    OTHER ASSETS, LESS LIABILITIES (1.1)% ......................................                                            (65,886)
                                                                                                                        ------------
    NET ASSETS 100.0% ..........................................................                                        $ 6,012,361
                                                                                                                        ============

SELECTED PORTFOLIO ABBREVIATIONS

FRN - Floating Rate Note
PIK - Payment-In-Kind

a The principal amount is stated in U.S. dollars unless otherwise indicated.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At January 31, 2008, the aggregate value of these securities was $949,563, representing 15.79% of net assets.

c The coupon rate shown represents the rate at period end.

d See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 13

Franklin Global Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
January 31, 2008 (unaudited)

                                                                    ------------
                                                                      FRANKLIN
                                                                     TEMPLETON
                                                                    HIGH INCOME
                                                                        FUND
                                                                    ------------
Assets:
  Investments in securities:
    Cost - Unaffiliated issuers .................................   $ 6,040,409
    Cost - Sweep Money Fund (Note 7) ............................       282,352
                                                                    ------------
    Total cost of investments ...................................   $ 6,322,761
                                                                    ============
    Value - Unaffiliated issuers ................................   $ 5,795,895
    Value - Sweep Money Fund (Note 7) ...........................       282,352
                                                                    ------------
    Total value of investments ..................................     6,078,247
  Receivables:
    Interest ....................................................       126,323
    Affiliates ..................................................        16,881
                                                                    ------------
        Total assets ............................................     6,221,451
                                                                    ------------
Liabilities:
  Payables:
    Investment securities purchased .............................       139,082
    Distributions to shareholders ...............................        39,479
    Professional fees ...........................................        13,725
  Accrued expenses and other liabilities ........................        16,804
                                                                    ------------
        Total liabilities .......................................       209,090
                                                                    ============
          Net assets, at value ..................................   $ 6,012,361
                                                                    ============
Net assets consist of:
  Paid-in capital ...............................................   $ 6,289,625
  Distributions in excess of net investment income ..............       (14,513)
  Net unrealized appreciation (depreciation) ....................      (244,514)
  Accumulated net realized gain (loss) ..........................       (18,237)
                                                                    ------------
          Net assets, at value ..................................   $ 6,012,361
                                                                    ============
Shares outstanding ..............................................       631,661
                                                                    ============
Net asset value and maximum offering price per share a ..........   $      9.52
                                                                    ============

a Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.


14 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Global Trust

STATEMENT OF OPERATIONS
for the six months ended January 31, 2008 (unaudited)

                                                                     -----------
                                                                       FRANKLIN
                                                                      TEMPLETON
                                                                     HIGH INCOME
                                                                         FUND
                                                                     -----------
Investment income:
  Dividends from Sweep Money Fund (Note 7) ........................  $    3,153
  Interest ........................................................     244,969
                                                                     -----------
        Total investment income ...................................     248,122
                                                                     -----------
Expenses:
  Management fees (Note 3a) .......................................       9,104
  Administrative fees (Note 3b) ...................................       6,206
  Transfer agent fees (Note 3d) ...................................         184
  Custodian fees (Note 4) .........................................          40
  Reports to shareholders .........................................       6,785
  Registration and filing fees ....................................       7,081
  Professional fees ...............................................      14,001
  Trustees' fees and expenses .....................................         294
  Other ...........................................................       4,026
                                                                     -----------
        Total expenses ............................................      47,721
        Expense reductions (Note 4) ...............................         (26)
        Expenses waived/paid by affiliates (Note 3e) ..............     (32,195)
                                                                     -----------
          Net expenses ............................................      15,500
                                                                     -----------
            Net investment income .................................     232,622
                                                                     -----------
Realized and unrealized losses:
   Net realized gain (loss) from investments ......................     (15,489)
   Net change in unrealized appreciation (depreciation)
      on investments ..............................................     (29,999)
                                                                     -----------
Net realized and unrealized gain (loss) ...........................     (45,488)
                                                                     -----------
Net increase (decrease) in net assets resulting from operations ...  $  187,134
                                                                     ===========


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Franklin Global Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              ----------------------------------
                                                                                      FRANKLIN TEMPLETON
                                                                                       HIGH INCOME FUND
                                                                              ----------------------------------
                                                                              SIX MONTHS ENDED
                                                                              JANUARY 31, 2008      YEAR ENDED
                                                                                 (UNAUDITED)      JULY 31, 2007
                                                                              ----------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income .................................................   $        232,622     $    500,593
    Net realized gain (loss) from investments .............................            (15,489)         103,523
    Net change in unrealized appreciation (depreciation) on investments ...            (29,999)        (126,710)
                                                                              ----------------------------------
        Net increase (decrease) in net assets resulting from operations ...            187,134          477,406
                                                                              ----------------------------------
  Distributions to shareholders from:
    Net investment income .................................................           (236,813)        (507,847)
    Net realized gains ....................................................            (94,531)         (44,509)
                                                                              ----------------------------------
  Total distributions to shareholders .....................................           (331,344)        (552,356)
                                                                              ----------------------------------
  Capital share transactions (Note 2) .....................................             94,531         (932,051)
                                                                              ----------------------------------
        Net increase (decrease) in net assets .............................            (49,679)      (1,007,001)
Net assets:
  Beginning of period .....................................................          6,062,040        7,069,041
                                                                              ----------------------------------
  End of period ...........................................................   $      6,012,361     $  6,062,040
                                                                              ==================================
Distributions in excess of net investment income included in net assets:
  End of period ...........................................................   $        (14,513)    $    (10,322)
                                                                              ==================================


16 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FRANKLIN TEMPLETON HIGH INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of eight separate funds. The Franklin Templeton High Income Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include


                                                          Semiannual Report | 17

Franklin Global Trust

FRANKLIN TEMPLETON HIGH INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

D. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

E. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the funds and accounted for as an addition to paid-in capital. There were no redemption fees for the period.


18 | Semiannual Report

Franklin Global Trust

FRANKLIN TEMPLETON HIGH INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At January 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                          -------------------------------------------
                                                           SIX MONTHS ENDED          YEAR ENDED
                                                           JANUARY 31, 2008        JULY 31, 2007
                                                          -------------------------------------------
                                                          SHARES    AMOUNT     SHARES       AMOUNT
                                                          -------------------------------------------
Shares sold ......................................            --   $     --     28,854   $   302,000
Shares issued in reinvestment of distributions ...         9,746     94,531      4,338        44,509
Shares redeemed ..................................            --         --   (122,000)   (1,278,560)
                                                          -------------------------------------------
Net increase (decrease) ..........................         9,746   $ 94,531    (88,808)  $  (932,051)
                                                          ===========================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                             AFFILIATION
--------------------------------------------------------------------------------
Fiduciary International, Inc. (Fiduciary)              Investment manager
Franklin Advisers, Inc. (Advisers)                     Investment manager
Franklin Templeton Services, LLC (FT Services)         Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)   Principal underwriter
Franklin Templeton Investor Services, LLC (Investor
Services)                                              Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Fiduciary of 0.30% per year of the average daily net assets of the Fund.

Under a subadvisory agreement, Advisers, an affiliate of Fiduciary, provides subadvisory services to the Fund and receives from Fiduciary fees based on the average daily net assets of the Fund.


                                                          Semiannual Report | 19

Franklin Global Trust

FRANKLIN TEMPLETON HIGH INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. The Fund has not activated the plan.

D. TRANSFER AGENT FEES

For the period ended January 31, 2008, the Fund paid transfer agent fees of $184, of which $33 was retained by Investor Services.

E. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and Fiduciary have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through November 30, 2008. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After November 30, 2008, FT Services and Fiduciary may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended January 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At January 31, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .............................................   $ 6,334,916
                                                                    ============

Unrealized appreciation .........................................   $    42,780
Unrealized depreciation .........................................      (299,449)
                                                                    ------------
Net unrealized appreciation (depreciation) ......................   $  (256,669)
                                                                    ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of bond discounts and premiums.


20 | Semiannual Report

Franklin Global Trust

FRANKLIN TEMPLETON HIGH INCOME FUND

5. INCOME TAXES (CONTINUED)

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended January 31, 2008, aggregated $892,093 and $915,725, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. SHAREHOLDER CONCENTRATIONS

The Fund has a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At January 31, 2008, there were three unaffiliated shareholders, holding 44%, 39% and 15% of the Fund's outstanding shares.

9. CREDIT RISK

The Fund has 95.4% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

10. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (SEC), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (marketing support), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the Company), entered into settlements with certain


                                                          Semiannual Report | 21

Franklin Global Trust

FRANKLIN TEMPLETON HIGH INCOME FUND

10. REGULATORY AND LITIGATION MATTERS (CONTINUED)

of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

11. NEW ACCOUNTING PRONOUNCEMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (FIN 48), on January 31, 2008. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. The Fund has reviewed the tax positions for each of the three open tax years as of July 31, 2007 and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


22 | Semiannual Report

Franklin Global Trust

SHAREHOLDER INFORMATION

FRANKLIN TEMPLETON HIGH INCOME FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 23

                      This page intentionally left blank.

     [LOGO](R)               FRANKLIN TEMPLETON INSTITUTIONAL
FRANKLIN TEMPLETON
   INSTITUTIONAL             600 Fifth Avenue
                             New York, NY 10020

SEMIANNUAL REPORT

FRANKLIN TEMPLETON HIGH INCOME FUND

INVESTMENT MANAGER

Fiduciary International, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES

1-800/321-8563

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

067 S2008 03/08

















                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                    SEMIANNUAL REPORT 01 31 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            FRANKLIN GLOBAL TRUST
--------------------------------------------------------------------------------

                            Franklin International Smaller Companies Growth Fund

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                  INSTITUTIONAL

Contents

SEMIANNUAL REPORT

Franklin International Smaller Companies Growth Fund ......................    1

Performance Summary .......................................................    7

Your Fund's Expenses ......................................................    9

Financial Highlights and Statement of Investments .........................   11

Financial Statements ......................................................   15

Notes to Financial Statements .............................................   18

Tax Designation ...........................................................   25

Shareholder Information ...................................................   26

--------------------------------------------------------------------------------

Semiannual Report

Franklin International Smaller Companies Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: The Fund seeks long-term capital appreciation by investing at least 80% of its net assets in a diversified portfolio of marketable equity and equity-related securities of smaller international companies with market capitalizations not exceeding $2 billion (or the equivalent in local currencies), or the highest market capitalization of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Small Cap Index, whichever is greater at the time of purchase. 1 The Fund considers international companies to be those organized under the laws of a country outside North America or having a principal office in a country outside of North America, or whose securities are listed or traded principally on a recognized stock exchange or over the counter outside of North America.

This semiannual report for Franklin International Smaller Companies Growth Fund covers the period ended January 31, 2008.

1. The MSCI EAFE Small Cap Index is a float-adjusted, market capitalization-weighted index designed to measure equity market small cap sector performance in the global developed markets, excluding the U.S. and Canada.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 12.

--------------------------------------------------------------------------------

-----------------------------------------------------
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-----------------------------------------------------


                                                           Semiannual Report | 1

--------------------------------------------------------------------------------

GEOGRAPHIC BREAKDOWN
Based on Total Investments as of 1/31/08

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Europe ..................................................   64.3%
Asia ....................................................   33.8%
Middle East & Africa ....................................    1.9%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund had a -12.79% cumulative total return for the six months ended January 31, 2008. The Fund outperformed its benchmarks, the S&P/Citigroup <$2 Billion Cap Range EPAC Index, which returned -16.62%, and the MSCI EAFE Small Cap Index, which returned -17.58%, for the same period. 2 The MSCI EAFE Small Cap Index replaced the S&P/Citigroup <$2 Billion Cap Range EPAC Index because the manager believes it is more representative of the Fund's investment style. You can find more performance data in the Performance Summary beginning on page 7.

ECONOMIC AND MARKET OVERVIEW

In spite of elevated energy prices, slowing U.S. economic growth and widespread concerns over ripple effects from the U.S. housing market, the global economy remained resilient during the six months ended January 31, 2008. Consumer and corporate demand strength, particularly in China and other developing economies, generally favorable employment and accommodative monetary policies continued to underpin the current expansionary period that began in 2002.

2. Source: Standard & Poor's Micropal. The S&P/Citigroup <$2 Billion Cap Range EPAC Index is a float-adjusted, market capitalization-weighted index designed to measure performance of European and Asian equity securities with market capitalizations of less than $2 billion. The index is rebalanced monthly by market capitalization. See footnote 1 for a description of the MSCI EAFE Small Cap Index. The indexes are unmanaged and include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


2 | Semiannual Report

Worries about slower growth and declining asset quality, though initially centered on the U.S. subprime mortgage market, quickly spread in August to global capital markets. Difficulties in assessing risk and the value of collateral in the structured finance industry also contributed to declining risk appetite among lenders and investors. Merger and acquisition activity, which had boomed during the first half of 2007 due to the availability of cheap credit, dried up substantially in the second half of the year and early 2008. Significantly slower money flows from private equity weighed on market performance.

To alleviate the deepening credit crisis and restore investor confidence, the world's major central banks infused capital into the system, and the U.S. Federal Reserve Board reduced its target interest rate 2.25 percentage points. U.S. policymakers also announced a $170 billion fiscal stimulus package designed to encourage growth and forestall the possibility of recession. However, global credit and equity markets continued to face headwinds as write-downs and losses from subprime mortgage financing affected many large financial institutions during the period, and equity prices remained volatile.

For the six months under review, most global stock markets, including emerging markets, fell in value and were especially weak during the final three months. Notable exceptions were the "emerging giant" economies of Brazil, Russia and India, which led emerging markets and had positive stock market returns for the reporting period. These economies, along with China's, continued to grow at accelerated rates, supporting elevated prices for oil and other commodities. Although emerging markets were not immune to the contagion of a U.S. slowdown, many exhibited an increased level of resilience and likely benefited from historically higher volumes of intraregional and intra-emerging market trade. Many emerging economies' internal growth was also supported by stronger infrastructure and consumer spending from within. At the same time, investment inflows from developed economies also bolstered equity prices in emerging markets. In addition, U.S. dollar weakness versus the currencies of many major trading partners enhanced equity returns for U.S.-based investors holding stocks denominated in these currencies.

INVESTMENT STRATEGY

In choosing individual equity investments, we utilize a fundamental, "bottom-up" approach involving in-depth analysis of individual equity securities. In narrowing down the universe of eligible investments, we employ a quantitative and qualitative approach to identify smaller international companies that may benefit from longer-term dynamic growth. Such companies tend to have proprietary products and services, which can sustain a longer-term competitive advantage. Additionally, the companies we invest in tend to also have a strong

PORTFOLIO BREAKDOWN
Based on Total Investments as of 1/31/08

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Food Products                                            12.3%

Media                                                    12.1%

Diversified Financial Services                            8.2%

Commercial Services & Supplies                            6.7%

Health Care Providers & Services                          5.4%

Leisure Equipment & Products                              5.2%

Insurance                                                 4.6%

Hotels, Restaurants & Leisure                             4.4%

Health Care Equipment & Supplies                          4.1%

Office Electronics                                        3.7%

Tobacco                                                   3.4%

Biotechnology                                             3.4%

Textiles, Apparel & Luxury Goods                          3.0%

Diversified Consumer Services                             2.6%

Beverages                                                 2.4%

Metals & Mining                                           2.4%

Road & Rail                                               2.1%

Machinery                                                 2.1%

Other                                                    11.9%


                                                           Semiannual Report | 3

TOP 10 COUNTRIES
1/31/08

---------------------------------------------------------
                                              % OF TOTAL
                                             INVESTMENTS
---------------------------------------------------------
U.K.                                               31.0%
---------------------------------------------------------
Japan                                              23.3%
---------------------------------------------------------
France                                              9.4%
---------------------------------------------------------
Hong Kong                                           6.8%
---------------------------------------------------------
Belgium                                             5.6%
---------------------------------------------------------
Singapore                                           3.7%
---------------------------------------------------------
Netherlands                                         2.9%
---------------------------------------------------------
Greece                                              2.5%
---------------------------------------------------------
Germany                                             2.4%
---------------------------------------------------------
Denmark                                             2.1%
---------------------------------------------------------

balance sheet and/or have the ability to generate cash flow over the next five years. After we identify a company, we conduct thorough analysis to establish the earning prospects and determine the value of the company. Overall, we seek to invest in growth companies with attractive valuations.

We do not select investments for the Fund that are merely representative of the small cap asset class, but instead aim to produce a portfolio of securities of exceptional companies operating in sectors that offer attractive growth potential. While we seek to outperform the MSCI EAFE Small Cap Index, the Fund may take positions that are not represented in the index.

MANAGER'S DISCUSSION

During the six months under review, Fund performance relative to its benchmark index benefited from stock selection in the consumer discretionary and consumer staples sectors. 3 Within the consumer discretionary sector, Megastudy (not an index component; sold by period-end), a leading South Korean online educational services company, was a standout performer. The company has grown with strong demand for its middle and high school education products. Another positive performer was Signet Group (not an index component), a U.K.-based retailer of jewelry, watches and accessories. Within consumer staples, our investment in UNICHARM PETCARE, a Japanese producer of healthy, low-calorie food and toiletry goods for dogs and cats, was the Fund's top contributor to total returns on absolute and relative bases.

Conversely, stock selection in the materials and energy sectors detracted from relative performance. 4 Specific to the materials sector, the share price of Century Sunshine Ecological Technology Holdings, a Hong Kong producer of organic fertilizer, fell during the period after the company announced that the bacteria it uses in converting organic waste into organic fertilizer was less effective than previously believed. Thus, the processing time for Century's fertilizer increased beyond the normal 12-day fermentation period. We continue to closely monitor the issues with the company given management's recently poor operational record. Within the energy sector, the Fund's shares of SBM Offshore (not an index component), a Netherlands-based company offering floating production storage and offloading (FPSO) platforms to the offshore oil industry, fell in

3. The Fund's consumer discretionary holdings are in the auto components; diversified consumer services; household durables; hotels, restaurants and leisure; household durables; leisure equipment and products; media; specialty retail; and textiles, apparel and luxury goods industries in the SOI. Consumer staples holdings are in the beverages, food products, food and staples retailing, personal products, and tobacco industries in the SOI.

4. The Fund's materials holdings are in the chemicals, and metals and mining industries in the SOI. Energy holdings are in the energy equipment and services industry in the SOI.


4 | Semiannual Report
value as the company suffered from higher material costs, especially for steel, and tight supply in shipyard capacity. Therefore, SBM Offshore expected lower profitability in 2008 despite strong demand.

From a geographic perspective, the U.K. was a key contributor by country, due to stock selection. Gyrus Group, a manufacturer and marketer of advanced surgical systems, was the Fund's top U.K.-based contributor in absolute terms. Olympus, a Japanese electronics and imaging devices manufacturer, made a $1.9 billion bid for Gyrus on November 19, 2007. This was at a 57% premium to Gyrus' market price the day before. Separately, our underweighting in Japan also benefited the Fund's relative results. Finally, our European exposure hindered Fund returns primarily due to stock selection. In particular, two Belgian holdings weighed on absolute and relative performance: Omega Pharma, a Belgium-based medical supplier, and RHJ International, a Belgian holding company that acquires interests in various Japanese companies.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended January 31, 2008, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

We continue to execute our consistent, disciplined methodology of seeking exceptional smaller growth companies with attractive valuations outside the U.S., particularly in banking, retailing and leisure industries. These areas have recently come under pressure due to the higher probability of economic slowdown stemming from the credit crisis. Consistent with our strategy, we believe this volatility can allow us to purchase attractively priced growth companies, and we believe these areas offer opportunities for strong long-term returns.

TOP 10 EQUITY HOLDINGS
1/31/08

----------------------------------------------------------
COMPANY                                        % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                       NET ASSETS
----------------------------------------------------------
NETeller PLC                                         5.9%
   DIVERSIFIED FINANCIAL SERVICES, U.K.
----------------------------------------------------------
Unibet Group PLC                                     5.6%
   HOTELS, RESTAURANTS & LEISURE, U.K.
----------------------------------------------------------
Vitasoy International Holdings Ltd.                  5.4%
   FOOD PRODUCTS, HONG KONG
----------------------------------------------------------
UNICHARM PETCARE Corp.                               5.3%
   FOOD PRODUCTS, JAPAN
----------------------------------------------------------
Homeserve PLC                                        4.8%
   COMMERCIAL SERVICES & SUPPLIES, U.K.
----------------------------------------------------------
Neopost SA                                           4.7%
   OFFICE ELECTRONICS, FRANCE
----------------------------------------------------------
Parkway Holdings, Ltd.                               4.7%
   HEALTH CARE PROVIDERS & SERVICES,
   SINGAPORE
----------------------------------------------------------
ASATSU-DK Inc.                                       4.7%
   MEDIA, JAPAN
----------------------------------------------------------
RHJ International                                    4.5%
   DIVERSIFIED FINANCIAL SERVICES, BELGIUM
----------------------------------------------------------
Japan Tobacco Inc.                                   4.3%
   TOBACCO, JAPAN
----------------------------------------------------------


                                                           Semiannual Report | 5

Thank you for your continued participation in Franklin International Smaller Companies Growth Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]

                  /s/ Edwin Lugo

                  Edwin Lugo, CFA
                  Portfolio Manager
                  Franklin International Smaller Companies Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JANUARY 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Semiannual Report

Performance Summary as of 1/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
SYMBOL: FKSCX                                        CHANGE   1/31/08    7/31/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               -$10.75    $20.95     $31.70
--------------------------------------------------------------------------------
DISTRIBUTIONS (8/1/07-1/31/08)
--------------------------------------------------------------------------------
Dividend Income                        $0.2023
--------------------------------------------------------------------------------
Short-Term Capital Gain                $0.5876
--------------------------------------------------------------------------------
Long-Term Capital Gain                 $6.2963
--------------------------------------------------------------------------------
   TOTAL                               $7.0862
--------------------------------------------------------------------------------

PERFORMANCE 1

THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

----------------------------------------------------------------------------------------------------
                                        6-MONTH             1-YEAR     5-YEAR   INCEPTION (10/15/02)
----------------------------------------------------------------------------------------------------
Cumulative Total Return 2               -12.79%             -1.33%    +250.60%         +251.48%
----------------------------------------------------------------------------------------------------
Average Annual Total Return 3           -12.79%             -1.33%     +28.52%          +26.79%
----------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4          $ 8,721            $ 9,867    $ 35,060         $ 35,148
----------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (12/31/07) 5                         +8.48%     +30.05%          +29.18%
----------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6
----------------------------------------------------------------------------------------------------
     Without Waiver                               1.25%
----------------------------------------------------------------------------------------------------
     With Waiver                                  0.95%
----------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563.

THE MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO LIMIT FUND EXPENSES SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED 0.95% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES) UNTIL 11/30/08.


                                                           Semiannual Report | 7

ENDNOTES

THE FUND'S INVESTMENTS IN SMALLER COMPANY STOCKS INVOLVE CERTAIN RISKS AS SUCH STOCKS HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND'S INVESTMENTS IN STOCKS OF FOREIGN COMPANIES INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AS WELL AS POLITICAL UNCERTAINTY. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS IN ADDITION TO THEIR RELATIVELY SMALLER SIZE AND LESSER LIQUIDITY. BY HAVING SIGNIFICANT INVESTMENTS IN PARTICULAR SECTORS SUCH AS TECHNOLOGY, OR IN ONE OR MORE COUNTRIES, FROM TIME TO TIME, THE FUND CARRIES GREATER RISK OF ADVERSE DEVELOPMENTS IN A SECTOR OR COUNTRY THAN A FUND THAT ALWAYS INVESTS IN A WIDE VARIETY OF SECTORS OR COUNTRIES. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Figures are as stated in the Fund's prospectus current as of the date of this report.


8 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                           Semiannual Report | 9

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT        ENDING ACCOUNT          EXPENSES PAID DURING
                                              VALUE 8/1/07           VALUE 1/31/08         PERIOD* 8/1/07-1/31/08
-----------------------------------------------------------------------------------------------------------------
Actual                                           $1,000                $  872.10                  $4.47
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000                $1,020.36                  $4.82
-----------------------------------------------------------------------------------------------------------------

*Expenses are calculated using the most recent six-month annualized expense ratio of 0.95%, net of expense waiver, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


10 | Semiannual Report

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

                                                          -------------------------------------------------------------------------
                                                          SIX MONTHS ENDED
                                                          JANUARY 31, 2008                      YEAR ENDED JULY 31,
                                                             (UNAUDITED)        2007       2006       2005       2004       2003 f
                                                          -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................           $  31.70    $  24.45   $  19.11   $  15.70   $  12.06   $  10.00
                                                          -------------------------------------------------------------------------
Income from investment operations a:
  Net investment income b .............................               0.24        0.17       0.23       0.16       0.02       0.07
  Net realized and unrealized gains (losses) ..........              (3.91)       7.58       6.94       5.12       4.07       2.02
                                                          -------------------------------------------------------------------------
Total from investment operations ......................              (3.67)       7.75       7.17       5.28       4.09       2.09
                                                          -------------------------------------------------------------------------
Less distributions from:
  Net investment income ...............................              (0.20)      (0.09)     (0.22)     (0.03)     (0.08)     (0.03)
  Net realized gains ..................................              (6.88)      (0.41)     (1.61)     (1.84)     (0.37)        --
                                                          -------------------------------------------------------------------------
Total distributions ...................................              (7.08)      (0.50)     (1.83)     (1.87)     (0.45)     (0.03)
                                                          -------------------------------------------------------------------------
Net asset value, end of period ........................           $  20.95    $  31.70   $  24.45   $  19.11   $  15.70   $  12.06
                                                          =========================================================================

Total return c ........................................             (12.79)%     32.04%     38.39%     35.86%     34.25%     20.92%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates
  and expense reduction ...............................               1.21%       1.26%      1.21%      1.48%      1.53%      5.06%
Expenses net of waiver and payments
  by affiliates .......................................               0.96%       0.96%      0.96%      0.95%      0.95%      0.75%
Expenses net of waiver and payments by affiliates
  and expense reduction ...............................               0.95%       0.95%      0.95%      0.95% e    0.95% e    0.75%
Net investment income .................................               1.68%       0.63%      0.93%      0.95%      0.13%      0.65%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................           $ 26,436    $ 43,518   $ 55,646   $ 16,382   $  8,653   $  2,411
Portfolio turnover rate ...............................              44.24%      51.78%     78.53%    113.27%    108.64%    126.43%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Benefit of expense reduction rounds to less than 0.01%.

f For the period October 15, 2002 (commencement of operations) to July 31, 2003 and ratios are not annualized.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 11

Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2008 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------
   FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND                     COUNTRY          SHARES          VALUE
-----------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 126.5%
   AUTO COMPONENTS 1.7%
   NIPPON SEIKI Co. Ltd. ............................................       Japan              27,000   $      445,641
                                                                                                        ---------------
   BEVERAGES 3.0%
   Diageo PLC .......................................................   United Kingdom         39,900          803,665
                                                                                                        ---------------
   BIOTECHNOLOGY 4.2%
   Genus PLC ........................................................   United Kingdom         79,563        1,120,841
                                                                                                        ---------------
   CAPITAL MARKETS 1.6%
   Man Group PLC ....................................................   United Kingdom         38,237          415,496
                                                                                                        ---------------
   CHEMICALS 1.7%
   Century Sunshine Ecological Technology Holdings Ltd. .............     Hong Kong        10,142,266          461,633
                                                                                                        ---------------
   COMMERCIAL SERVICES & SUPPLIES 8.5%
   Homeserve PLC ....................................................   United Kingdom         39,000        1,281,054
   Park24 Co. Ltd. ..................................................       Japan              51,900          431,483
   Seche Environnement ..............................................       France              3,300          536,837
                                                                                                        ---------------
                                                                                                             2,249,374
                                                                                                        ---------------
   DIVERSIFIED CONSUMER SERVICES 3.3%
   Dignity PLC ......................................................   United Kingdom         60,020          881,928
                                                                                                        ---------------
   DIVERSIFIED FINANCIAL SERVICES 10.4%
 a NETeller PLC .....................................................   United Kingdom      1,207,600        1,560,735
 a RHJ International ................................................      Belgium             97,520        1,180,400
                                                                                                        ---------------
                                                                                                             2,741,135
                                                                                                        ---------------
   ELECTRONIC EQUIPMENT & INSTRUMENTS 2.5%
 a Orbotech Ltd. ....................................................       Israel             37,882          649,298
                                                                                                        ---------------
   ENERGY EQUIPMENT & SERVICES 1.3%
   SBM Offshore NV ..................................................    Netherlands           12,310          353,469
                                                                                                        ---------------
   FOOD & STAPLES RETAILING 1.6%
   SEIJO Corp. ......................................................       Japan              20,000          411,925
                                                                                                        ---------------
   FOOD PRODUCTS 15.6%
   IAWS Group PLC ...................................................      Ireland             31,700          648,193
   L.D.C. SA ........................................................       France              6,400          651,425
   UNICHARM PETCARE Corp. ...........................................       Japan              26,100        1,391,771
   Vitasoy International Holdings Ltd. ..............................     Hong Kong         3,498,600        1,435,415
                                                                                                        ---------------
                                                                                                             4,126,804
                                                                                                        ---------------
   HEALTH CARE EQUIPMENT & SUPPLIES 5.2%
 a Gyrus Group PLC ..................................................   United Kingdom             90            1,126
   Omega Pharma SA ..................................................      Belgium             15,030          702,001
   Straumann Holding AG .............................................    Switzerland            2,600          664,168
                                                                                                        ---------------
                                                                                                             1,367,295
                                                                                                        ---------------
   HEALTH CARE PROVIDERS & SERVICES 6.8%
   Amplifon SpA .....................................................       Italy             108,108          549,385
   Parkway Holdings Ltd. ............................................     Singapore           493,000        1,242,068
                                                                                                        ---------------
                                                                                                             1,791,453
                                                                                                        ---------------


12 | Semiannual Report

Franklin Global Trust

-----------------------------------------------------------------------------------------------------------------------
   FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND                     COUNTRY           SHARES        VALUE
-----------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONTINUED)
   HOTELS RESTAURANTS & LEISURE 5.6%
   Unibet Group PLC .................................................   United Kingdom         47,000   $    1,477,267
                                                                                                        ---------------
   HOUSEHOLD DURABLES 1.7%
   D & M Holdings Inc. ..............................................        Japan            121,000          438,117
                                                                                                        ---------------
   INSURANCE 5.8%
   April Group ......................................................       France             11,950          721,448
   Lancashire Holdings Ltd. .........................................   United Kingdom        141,160          816,765
                                                                                                        ---------------
                                                                                                             1,538,213
                                                                                                        ---------------
   LEISURE EQUIPMENT & PRODUCTS 6.5%
   Jumbo SA .........................................................       Greece             26,970          842,192
   Vitec Group PLC ..................................................   United Kingdom         97,800          889,657
                                                                                                        ---------------
                                                                                                             1,731,849
                                                                                                        ---------------
   MACHINERY 2.6%
   Whatman PLC ......................................................   United Kingdom        147,400          701,201
                                                                                                        ---------------
   MEDIA 15.2%
   ASATSU-DK Inc. ...................................................        Japan             40,900        1,238,578
   CTS Eventim AG ...................................................       Germany            19,530          799,211
   HAKUHODO DY HOLDINGS Inc. ........................................        Japan             15,270          794,161
   Modern Times Group MTG AB ........................................       Sweden              9,000          539,595
   Sky Perfect JSAT Corp. ...........................................        Japan              2,000          653,626
                                                                                                        ---------------
                                                                                                             4,025,171
                                                                                                        ---------------
   METALS & MINING 3.0%
   Osaka Titanium Technologies Co. Ltd. .............................        Japan              6,400          402,671
   Tubacex SA .......................................................        Spain             45,054          383,883
                                                                                                        ---------------
                                                                                                               786,554
                                                                                                        ---------------
   OFFICE ELECTRONICS 4.7%
   Neopost SA .......................................................       France             12,334        1,244,047
                                                                                                        ---------------
   PERSONAL PRODUCTS 1.7%
   Milbon Co. Ltd. ..................................................        Japan             23,980          440,900
                                                                                                        ---------------
   ROAD & RAIL 2.7%
   DSV AS, B ........................................................       Denmark            36,300          701,648
                                                                                                        ---------------
   SPECIALTY RETAIL 1.5%
   Signet Group PLC .................................................   United Kingdom        305,100          397,353
                                                                                                        ---------------


                                                          Semiannual Report | 13

Franklin Global Trust

----------------------------------------------------------------------------------------------------------------------
   FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND                     COUNTRY           SHARES         VALUE
----------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONTINUED)
   TEXTILES, APPAREL & LUXURY GOODS 3.8%
   Koninklijke Ten Cate NV ..........................................     Netherlands          22,250   $      627,967
   Peace Mark (Holdings) Ltd. .......................................      Hong Kong          318,000          366,947
                                                                                                        ---------------
                                                                                                               994,914
                                                                                                        ---------------
   TOBACCO 4.3%
   Japan Tobacco Inc. ...............................................        Japan                217        1,138,776
                                                                                                        ---------------
   TOTAL INVESTMENTS (COST $34,745,519) 126.5% ......................                                       33,435,967
   OTHER ASSETS, LESS LIABILITIES (26.5)% ...........................                                       (7,000,302)
                                                                                                        ---------------
   NET ASSETS 100.0% ................................................                                   $   26,435,665
                                                                                                        ===============

a Non-income producing for the twelve months ended January 31, 2008.


14 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Global Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
January 31, 2008 (unaudited)

                                                                  --------------
                                                                     FRANKLIN
                                                                  INTERNATIONAL
                                                                     SMALLER
                                                                    COMPANIES
                                                                   GROWTH FUND
                                                                  --------------
Assets:
   Investments in securities:
      Cost ....................................................   $  34,745,519
                                                                  ==============
      Value ...................................................   $  33,435,967
   Receivables:
      Investment securities sold ..............................         326,176
      Capital shares sold .....................................          10,830
      Dividends ...............................................          32,860
                                                                  --------------
         Total assets .........................................      33,805,833
                                                                  --------------
Liabilities:
   Payables:
      Capital shares redeemed .................................           9,045
      Affiliates ..............................................          23,344
   Funds advanced by custodian ................................       7,305,723
   Accrued expenses and other liabilities .....................          32,056
                                                                  --------------
         Total liabilities ....................................       7,370,168
                                                                  --------------
            Net assets, at value ..............................   $  26,435,665
                                                                  ==============
Net assets consist of:
   Paid-in capital ............................................   $  22,135,961
   Undistributed net investment income ........................         196,147
   Net unrealized appreciation (depreciation) .................      (1,308,326)
   Accumulated net realized gain (loss) .......................       5,411,883
                                                                  --------------
            Net assets, at value ..............................   $  26,435,665
                                                                  ==============
Shares outstanding ............................................       1,262,009
                                                                  ==============
Net asset value and maximum offering price per share a .........  $       20.95
                                                                  ==============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 15

Franklin Global Trust

STATEMENT OF OPERATIONS
for the six months ended January 31, 2008 (unaudited)
                                                                  --------------
                                                                     FRANKLIN
                                                                  INTERNATIONAL
                                                                     SMALLER
                                                                    COMPANIES
                                                                   GROWTH FUND
                                                                  --------------
Investment income:
   Dividends ..................................................   $     498,121
   Interest ...................................................          44,249
                                                                  --------------
      Total investment income .................................         542,370
                                                                  --------------
Expenses:
   Management fees (Note 3a) ..................................         155,064
   Administrative fees (Note 3b) ..............................          41,350
   Transfer agent fees (Note 3c) ..............................           1,074
   Custodian fees (Note 4) ....................................           7,329
   Reports to shareholders ....................................           7,703
   Registration and filing fees ...............................          10,494
   Professional fees ..........................................          20,885
   Trustees' fees and expenses ................................           1,888
   Other ......................................................           4,571
                                                                  --------------
      Total expenses ..........................................         250,358
      Expense reductions (Note 4) .............................          (2,263)
      Expenses waived/paid by affiliates (Note 3d) ............         (51,680)
                                                                  --------------
         Net expenses .........................................         196,415
                                                                  --------------
            Net investment income .............................         345,955
                                                                  --------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .............................................       7,741,318
      Foreign currency transactions ...........................          (7,408)
                                                                  --------------
            Net realized gain (loss) ..........................       7,733,910
                                                                  --------------
   Net change in unrealized appreciation (depreciation) on:
      Investments .............................................     (13,750,317)
      Translation of assets and liabilities denominated in
         foreign currencies ...................................          (1,601)
                                                                  --------------
            Net change in unrealized appreciation
               (depreciation) .................................     (13,751,918)
                                                                  --------------
Net realized and unrealized gain (loss) .......................      (6,018,008)
                                                                  --------------
Net increase (decrease) in net assets resulting from
   operations .................................................   $  (5,672,053)
                                                                  ==============


 16 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Global Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         ---------------------------------
                                                                                              FRANKLIN INTERNATIONAL
                                                                                                 SMALLER COMPANIES
                                                                                                    GROWTH FUND
                                                                                         ---------------------------------
                                                                                         SIX MONTHS ENDED
                                                                                         JANUARY 31, 2008     YEAR ENDED
                                                                                            (UNAUDITED)     JULY 31, 2007
                                                                                         ---------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..........................................................       $    345,955   $     250,357
      Net realized gain (loss) from investments and foreign currency transactions ....          7,733,910       7,504,583
      Net change in unrealized appreciation (depreciation) on investments and
         translation of assets and liabilities denominated in foreign currencies .....        (13,751,918)      3,036,449
                                                                                         ---------------------------------
            Net increase (decrease) in net assets resulting from operations ..........         (5,672,053)     10,791,389
                                                                                         ---------------------------------
   Distributions to shareholders from:
      Net investment income ..........................................................           (275,061)       (128,792)
      Net realized gains .............................................................         (9,359,816)       (554,205)
                                                                                         ---------------------------------
   Total distributions to shareholders ...............................................         (9,634,877)       (682,997)
                                                                                         ---------------------------------
   Capital share transactions (Note 2) ...............................................         (1,775,472)    (22,235,847)
                                                                                         ---------------------------------
            Net increase (decrease) in net assets ....................................        (17,082,402)    (12,127,455)
Net assets:
   Beginning of period ...............................................................         43,518,067      55,645,522
                                                                                         ---------------------------------
   End of period .....................................................................       $ 26,435,665   $  43,518,067
                                                                                         =================================
Undistributed net investment income included in net assets:
   End of period .....................................................................       $    196,147   $     125,253
                                                                                         =================================


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 17

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of eight separate funds. The Franklin International Smaller Companies Growth Fund
(Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


18 | Semiannual Report

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.


                                                          Semiannual Report | 19

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES (CONTINUED)

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the fund and accounted for as an addition to paid-in capital. There were no redemption fees for the period.


20 | Semiannual Report

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At January 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                        ------------------------------------------------------
                                                            SIX MONTHS ENDED               YEAR ENDED
                                                            JANUARY 31, 2008              JULY 31, 2007
                                                        ------------------------------------------------------
                                                         SHARES        AMOUNT        SHARES         AMOUNT
                                                        ------------------------------------------------------
Shares sold ..........................................   153,257   $   3,846,525      259,373   $   7,509,459
Shares issued in reinvestment of distributions .......   311,055       6,896,048       15,896         429,179
Shares redeemed ......................................  (575,205)    (12,518,045)  (1,178,446)    (30,174,485)
                                                        ------------------------------------------------------
Net increase (decrease) ..............................  (110,893)  $  (1,775,472)    (903,177)  $ (22,235,847)
                                                        ======================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------------
SUBSIDIARY                                                      AFFILIATION
--------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)        Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers of 0.75% per year of the average daily net assets of the Fund.


                                                          Semiannual Report | 21

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

Under a subadvisory agreement, FT Institutional, an affiliate of Advisers, provides subadvisory services to the Fund and receives from Advisers fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. TRANSFER AGENT FEES

For the period ended January 31, 2008, the Fund paid transfer agent fees of $1,074, of which $318 was retained by Investor Services.

D. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and Advisers have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through November 30, 2008. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After November 30, 2008, FT Services and Advisers may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

E. OTHER AFFILIATED TRANSACTIONS

At January 31, 2008, Advisers or an affiliate owned 24.69% of the Fund's outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended January 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At July 31, 2007, the Fund deferred realized currency losses of $9,794.


22 | Semiannual Report

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

5. INCOME TAXES (CONTINUED)

At January 31, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ............................................   $ 34,815,737
                                                                   =============

Unrealized appreciation ........................................   $  3,058,457
Unrealized depreciation ........................................     (4,438,227)
                                                                   -------------
Net unrealized appreciation (depreciation) .....................   $ (1,379,770)
                                                                   =============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended January 31, 2008, aggregated $17,302,143 and $18,548,072, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (SEC), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (marketing support), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the Company), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.


                                                          Semiannual Report | 23

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

8. REGULATORY AND LITIGATION MATTERS (CONTINUED)

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

9. NEW ACCOUNTING PRONOUNCEMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (FIN 48), on January 31, 2008. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. The Fund has reviewed the tax positions for each of the three open tax years as of July 31, 2007 and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


24 | Semiannual Report

Franklin Global Trust

TAX DESIGNATION (UNAUDITED)

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

At July 31, 2007, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code (Code). This designation will allow shareholders of record on December 14, 2007, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Advisor Class shareholders of record.

-------------------------------------------------------------------------------------------
                             FOREIGN TAX PAID   FOREIGN SOURCE INCOME    FOREIGN QUALIFIED
CLASS                            PER SHARE           PER SHARE          DIVIDENDS PER SHARE
-------------------------------------------------------------------------------------------
Advisor Class ............        $0.0315             $0.3463                 $0.2555

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income. 1

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. 1

In January 2008, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2007. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2007 individual income tax returns.

1 Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                                                          Semiannual Report | 25

Franklin Global Trust

SHAREHOLDER INFORMATION

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


26 | Semiannual Report

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

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

                                      FRANKLIN TEMPLETON INSTITUTIONAL
    [LOGO](R)
FRANKLIN TEMPLETON                    600 Fifth Avenue
  INSTITUTIONAL                       New York, NY 10020

SEMIANNUAL REPORT

FRANKLIN INTERNATIONAL
SMALLER COMPANIES GROWTH FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES

1-800/321-8563
ftinstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


681 S2008 03/08

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN GLOBAL TRUST

By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Executive Officer - Finance and Administration
Date  March 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Executive Officer - Finance and Administration
Date  March 27, 2008


By /S/LAURA F. FERGERSON
   ---------------------
      Laura F. Fergerson
      Chief Financial Officer and Chief Accounting Officer
Date  March 27, 2008